As filed with the Securities and Exchange Commission on November 22, 2022
Registration No. 333-

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________
FORM S-3
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
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ASCEND WELLNESS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	83-0602006
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
__________________________
1411 Broadway, 16th Floor
New York, NY 10018
(646) 661-7600
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)
__________________________
Daniel Neville
Interim Co-Chief Executive Officer and
Chief Financial Officer
Ascend Wellness Holdings, Inc.
1411 Broadway, 16th Floor
New York, NY 10018
(646) 661-7600
(Name, address, including zip code, and telephone number, including area code, of agent for service)
__________________________
Copies to:
James Guttman
Dorsey & Whitney LLP
TD Canada Trust Tower
Brookfield Place, 161 Bay Street, Suite 4310
Toronto, Ontario, Canada M5J 2S1
(416) 367-7376
__________________________
Approximate date of commencement of proposed sale to the public:
From time to time, after the effective date of this Registration Statement.
If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. ☐
If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. ☒
If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐
If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐
If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. ☐
Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer	☒	Smaller reporting company	☐
		Emerging growth company	☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE
This registration statement contains two prospectuses:
•a base prospectus which covers the offering, issuance and sale of such indeterminate number of shares of Class A common stock, shares of preferred stock, warrants, debt securities, subscription rights and units, which together shall have an aggregate initial offering price not to exceed $100,000,000; and
•a prospectus covering the resale by certain selling security holders up to an aggregate of 4,380,143 shares of Class A common stock.
The base prospectus immediately follows this explanatory note. The specific terms of any securities to be offered pursuant to the base prospectus will be specified in a prospectus supplement to the base prospectus. The Class A common shares that may be offered and sold under the additional prospectus are not included in the $100,000,000 of securities that may be offered, issued and sold by the registrant under the base prospectus.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the United States Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where such offer or sale is not permitted.
SUBJECT TO COMPLETION, DATED NOVEMBER 22, 2022
PROSPECTUS
$100,000,000
Ascend Wellness Holdings, Inc.
Class A Common Stock
Preferred Stock
Warrants
Debt Securities
Subscription Rights
Units
__________________________
We may offer and sell from time to time, in one or more series or issuances and on terms that we will determine at the time of the offering, any combination of the securities described in this prospectus, up to an aggregate amount of $100,000,000. We may also offer shares of Class A common stock or preferred stock upon conversion of debt securities, Class A common stock upon conversion of preferred stock, or Class A common stock, preferred stock or debt securities upon the exercise of warrants or subscription rights or units consisting of any combination of securities described in this prospectus.
We will provide specific terms of any offering in a supplement to this prospectus. Any prospectus supplement may also add, update or change information contained in this prospectus. You should carefully read this prospectus and the applicable prospectus supplement as well as the documents incorporated or deemed to be incorporated by reference in this prospectus before you purchase any of the securities offered hereby.
These securities may be offered and sold in the same offering or in separate offerings; to or through underwriters, dealers and agents; or directly to purchasers. The names of any underwriters, dealers or agents involved in the sale of our securities, their compensation and any over-allotment options held by them will be described in the applicable prospectus supplement. See the section titled “Plan of Distribution.”
Our Class A common stock is listed on the Canadian Securities Exchange (the “CSE”) under the symbol “AAWH.U” and quoted on the OTCQX® Best Market operated by OTC Markets Group, Inc. (the “OTCQX”) under the symbol “AAWH”. On November 21, 2022, the last reported sale price for our Class A common stock on the CSE was $2.14 per share and on the OTCQX was $2.13 per share. We will provide information in any applicable prospectus supplement regarding any listing of securities other than shares of our Class A common stock on any securities exchange or marketplace.

INVESTING IN OUR SECURITIES INVOLVES SIGNIFICANT RISKS. YOU SHOULD REVIEW CAREFULLY THE “RISK FACTORS” ON PAGE 35 OF THIS PROSPECTUS AND IN THE APPLICABLE PROSPECTUS SUPPLEMENT BEFORE INVESTING IN OUR SECURITIES.
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.
The date of this prospectus is , 2022
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ABOUT THIS PROSPECTUS
This prospectus is part of a registration statement on Form S-3 that we filed with the United States Securities and Exchange Commission (the “SEC”) using a “shelf” registration process. Under this shelf process, we may, from time to time, sell any combination of the securities described in this prospectus in one or more offerings up to a total amount of $100,000,000.
This prospectus provides you with a general description of the securities we may offer. Each time we sell securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add to, update or change information contained in the prospectus and, accordingly, to the extent inconsistent, information in this prospectus is superseded by the information in the prospectus supplement.
The prospectus supplement to be attached to the front of this prospectus may describe, as applicable: the terms of the securities offered; the public offering price; the price paid for the securities; net proceeds; and the other specific terms related to the offering of the securities.
You should only rely on the information contained or incorporated by reference in this prospectus and any prospectus supplement or free writing prospectus relating to a particular offering. No person has been authorized to give any information or make any representations in connection with this offering other than those contained or incorporated by reference in this prospectus, any accompanying prospectus supplement and any related free writing prospectus in connection with the offering described herein and therein, and, if given or made, such information or representations must not be relied upon as having been authorized by us. Neither this prospectus nor any prospectus supplement nor any related free writing prospectus shall constitute an offer to sell or a solicitation of an offer to buy offered securities in any jurisdiction in which it is unlawful for such person to make such an offering or solicitation. This prospectus does not contain all of the information included in the registration statement. For a more complete understanding of the offering of the securities, you should refer to the registration statement, including its exhibits.
You should read the entire prospectus and any prospectus supplement and any related free writing prospectus, as well as the documents incorporated by reference into this prospectus or any prospectus supplement or any related free writing prospectus, before making an investment decision. Neither the delivery of this prospectus or any prospectus supplement or any free writing prospectus nor any sale made hereunder shall under any circumstances imply that the information contained or incorporated by reference herein or in any prospectus supplement or free writing prospectus is correct as of any date subsequent to the date hereof or of such prospectus supplement or free writing prospectus, as applicable. You should assume that the information appearing in this prospectus, any prospectus supplement or any document incorporated by reference is accurate only as of the date of the applicable documents, regardless of the time of delivery of this prospectus or any sale of securities. Our business, financial condition, results of operations and prospects may have changed since that date.

PROSPECTUS SUMMARY
This summary description about us and our business highlights selected information contained elsewhere in this prospectus or incorporated in this prospectus by reference. This summary does not contain all of the information you should consider before buying securities in this offering. You should carefully read this entire prospectus and any applicable prospectus supplement, including each of the documents incorporated herein or therein by reference, before making an investment decision. Unless the context otherwise requires, the terms “Ascend,” “Ascend Wellness Holdings Inc.,” “AWH,” “the “Company,” “we,” “us” and “our” refer to Ascend Wellness Holdings, Inc., a Delaware corporation.
Overview
Ascend Wellness Holdings, Inc. is a vertically integrated multi-state cannabis operator focused on operating in adult-use or near-term adult-use states in primarily limited license markets. Ascend’s core business is the cultivation, manufacturing and distribution of cannabis consumer packaged goods, which are sold through company-owned retail stores and to third-party licensed retail cannabis stores. The Company is a reporting issuer in the United States of American (the “United States”). The Company’s shares of Class A common stock are listed in Canada on the Canadian Securities Exchange (“CSE”) under the symbol “AAWH.U.” and in the United States on the OTCQX Best Market (the “OTCQX”) under the symbol “AAWH.” Ascend is an emerging growth company under federal securities laws and as such Ascend is able to elect to follow scaled disclosure requirements for this filing.
The Company was founded in 2018 with initial operations in Illinois and has since expanded its operational footprint, primarily through acquisitions, and now has operations, licenses, or financial interests in six U.S. geographic markets: Illinois, Massachusetts, Michigan, New Jersey, Ohio, and Pennsylvania. As of November 18, 2022, Ascend has 24 open dispensaries, 20 of which are in states which have passed legislation permitting recreational cannabis. Ascend also operates cultivation facilities in six states with approximately 223,000 square feet of canopy.
Ascend believes in bettering lives through cannabis. The mission is to improve the lives of its employees, patients, customers and the communities they serve through the use of the cannabis plant. As of November 18, 2022, AWH employs approximately 2,000 people across the cultivation, processing, retail, and corporate functions.
History of the Company
Founding and Incorporation
The Company was originally formed on May 15, 2018 as Ascend Group Partners, LLC, and changed its name to “Ascend Wellness Holdings, LLC” on September 10, 2018. On April 22, 2021, Ascend Wellness Holdings, LLC converted into a Delaware corporation and changed its name to “Ascend Wellness Holdings, Inc.” and effected a 2-for-1 reverse stock split, which is retrospectively presented for all periods in this filing and referred to as the “Conversion.” As a result of the Conversion, the members of Ascend Wellness Holdings, LLC became holders of shares of stock of Ascend Wellness Holdings, Inc.
Following the Conversion, the Company authorized 750,000,000 shares of Class A common stock with a par value of $0.001 per share, 100,000 shares of Class B common stock with a par value of $0.001 per share, and 10,000,000 shares of preferred stock with a par value of $0.001 per share. The rights of the holders of Class A common stock and Class B common stock are identical, except for voting and conversion rights. Each share of Class A common stock is entitled to one vote per share. Each share of Class B common stock is entitled to 1,000 votes per share and is convertible at any time into one share of Class A common stock at the option of the holder.
Initial Public Offering
On May 4, 2021, the Company completed an Initial Public Offering (“IPO”) of its Class A common stock, in which it issued and sold 10.0 million shares of Class A common stock at a price of $8.00 per share. On May 7, 2021, the underwriters exercised their over-allotment option in full and AWH issued and sold an additional 1.5 million shares of Class A common stock. AWH received total net proceeds of approximately $86.1 million after deducting underwriting discounts and commissions and certain other direct offering expenses paid by the Company. In connection with the IPO, the historical common units, Series Seed Preferred Units, Series Seed+ Preferred Units, and Real Estate Preferred Units then-outstanding automatically converted into a total of 113.3 million shares of Class A common stock and 65,000 historical common units were allocated as shares of Class B common stock. Additionally, 3.4 million shares of Class A common stock were issued for a beneficial conversion feature associated with the conversion of certain historical preferred units and the Company’s convertible notes, plus accrued interest, converted into 37.4 million shares of Class A common stock. The Company’s shares of Class A common stock are listed on the CSE under the ticker symbol “AAWH.U” and are quoted on the OTCQX Best Market under the symbol “AAWH.”
Operations by State
The following is an overview of our cultivation and dispensary assets by state that are currently operational, as well as our expected asset base once fully built out.
Cultivation assets:
Across its cultivation assets, as of November 18, 2022, AWH has approximately 223,000 square feet of total canopy, which is defined as the square footage of flower, vegetation, and propagation tables. The Company estimates each square foot of total canopy has the power to generate approximately half a pound of cannabis per year. All of the Company’s cultivation and planned cultivation facilities are indoor, with the exception of the 55,000 square foot greenhouse in Illinois. The Company believes that indoor grow facilities allow for fine-tuned controls which help enable AWH to grow high-quality cannabis. The Company deems these as lower risk than green fielding at new sites that are not yet permitted for cultivation operations. The new cultivation plans are flexible and will ultimately depend on market conditions, local licensing, construction, and other regulatory permissions. All of our expansion plans are subject to capital allocation decisions, the evolving regulatory environment and the COVID-19 pandemic. See “Cautionary Note Regarding Forward-Looking Statements.”

State	Square Feet of Canopy as of Current	Additional Comments
Illinois	113,000	Located in Barry, Illinois, the cultivation facility also has ethane and butane-based extraction equipment and kitchen.
Michigan	28,000	Located in Lansing, Michigan, the cultivation facility has 28,000 square feet of canopy. The Company added a kitchen in 2022.
Massachusetts	54,000	Located in Athol, Massachusetts, the cultivation facility underwent a phase 2 expansion which it completed in 2022. The Company is also adding an ethane and butane-based extraction equipment and kitchen.
New Jersey	20,000	Located in Franklin, New Jersey, the cultivation facility is undergoing phase 2 expansion which will add 22,000 square feet of canopy and a lab and kitchen. The Company plans to complete phase 2 in Q4 2022.
Ohio	2,000	Located in Monroe, OH the facility currently has 2,000 square feet of canopy. In October 2022, the Company completed an acquisition of a processing facility located near the cultivation facility.
Pennsylvania	6,000	Located in Smithfield, PA the facility currently has 6,000 square feet of canopy.

Dispensary assets:
As of November 18, 2022 AWH has 24 open and operating retail locations. By the end of 2022, AWH anticipates opening one additional dispensary in New Bedford, Massachusetts. The new store opening plans are also flexible and will ultimately depend on market conditions, local licensing, construction, and other regulatory permissions. All of the dispensary plans are subject to capital allocation decisions, the evolving regulatory environment and the COVID-19 pandemic. See “Cautionary Note Regarding Forward-Looking Statements.”

State	Open Dispensaries as of Current	Owned Dispensaries and Licenses as of Current(1)	Comments
Illinois	8	8	4 dispensaries in the Chicago area; 2 in Southern IL bordering Missouri; 2 near Springfield, IL. The state caps recreational dispensary licenses at 10 stores per owner. The Company has entered definitive agreements to acquire 2 additional licenses which would bring it to the 10 state cap.
Massachusetts	2	3	1 dispensary in downtown Boston; 1 in Newton; 1 license and building under construction in New Bedford. The state caps recreational dispensary licenses at 3 stores per owner.
New Jersey	3	3	1 dispensary in Rochelle Park; 1 in Montclair; 1 in Fort Lee. The state caps recreational dispensary licenses at 3 stores per owner.
Michigan	7	7	7 dispensaries throughout the state; 1 license pending approval and 1 building under construction in Grand Rapids
Ohio	2	2	2 dispensaries in the greater Columbus area. The state caps dispensary licenses at 5 stores per owner.The Company has entered definitive agreement to acquire 1 license which would permit them to 3 additional dispensaries which would bring it to the 5 state cap.
Pennsylvania	2	6	The Company opened its Scranton and Wayne, PA dispensaries in Q4 2022. It plans to open the remaining 4 over the next year.
(1)    The Company has entered into definitive agreements to acquire an entity that holds licenses to open three dispensaries in Ohio and the associated real estate, as well as definitive agreements to acquire two entities that each hold one social equity dispensary license in Illinois. These transactions have not yet closed and the assets are not included herein.

Licenses
The following chart summarizes the U.S. states in which we operate or have an investment as of November 18, 2022, along with the nature of the operations, whether such activities carried on are direct, indirect or ancillary in nature, the number of dispensary, cultivation and other licenses held by each entity, and whether such entity has any operation, cultivation, or processing facilities.

State	Entity	Adult-Use/Medical	Direct/Indirect/ Ancillary	Dispensary Licenses	Cultivation/ Processing/ Distribution Licenses	Operational Dispensaries	Operational Cultivation/ Processing Facilities
Illinois	HealthCentral LLC	AU, M	Direct	6	—	4	—
Illinois	Revolution Cannabis-Barry LLC	AU, M	Direct	—	3	—	1
Illinois	MOCA LLC	AU, M	Direct	3	—	2	—
Illinois	Chicago Alternative Health Center, LLC	AU, M	Direct	3	—	2	—
Mass.	MassGrow LLC	AU	Direct	—	2	—	1
Mass.	Ascend Mass LLC	AU	Direct	2	—	2	—
Mass.	Southcoast Apothecary LLC	AU	Direct	1		—(1)
New Jersey	Ascend New Jersey LLC	M, AU	Direct	6	3	3	1
Michigan	FPAW Michigan LLC	AU, M	Direct	11	19	7	1
Ohio	BCCO, LLC	M	Direct	1	—	1	—
Ohio	Ohio Cannabis Clinic, LLC	M	Direct	1	—	1	—
Ohio	Hemma, LLC	M	Direct	—	2	—	1
Ohio	Marichron Pharma, LLC	M	Ancillary	—	1	—	1
Pennsylvania	Story of PA, LLC	M	Direct	2	1	2	1
Total				36	31	24	7
(1)Anticipated to open during the fourth quarter of 2022.
Description of the Business
Overview of the Company
Ascend is a vertically integrated multi-state cannabis operator focused on adult-use or near-term adult-use cannabis states in limited license markets. The core business is the cultivation, manufacturing, and distribution of cannabis consumer packaged goods, which Ascend sells through company-owned retail stores and to third-party licensed retail cannabis stores. Ascend believes in bettering lives through cannabis. The mission is to improve the lives of its employees, patients, customers and the communities we serve through the use of the cannabis plant.
Product Offering
Ascend produces and distributes cannabis products for its wholesale partners and AWH owned retail stores. Ascend’s goal is to provide wholesale partners and retail customers with consistent access to quality cannabis products while maintaining a variety of form-factors and SKUs. Ascend currently produces its full product set with multiple form factors in Illinois, New Jersey, and Michigan where it has both labs and kitchens. Ascend’s in-house brands offer a variety of options to satisfy every potential customer’s budget and preference. Ascend’s approach to branding is to have brands that fit the “good”, “better”, and “best” consumer categories. The in-house brands include: SimplyHerb, Ozone, and Ozone Reserve. SimplyHerb is the “good” brand and the most price accessible product with SKUs targeted for the price conscious, value-driven buyer. SimplyHerb is currently produced in Illinois, Massachusetts, and Michigan. Ozone is the “better” brand aimed at providing quality products to the seasoned connoisseur as well as the canna-curious. Ozone Reserve is the “best” offering with premier products including exotic flower, refined concentrates, purified oils, as well as resins and distillates. Ozone and Ozone Reserve are currently produced and sold in Illinois, Massachusetts, Michigan, New Jersey, and Ohio. Ozone products have been well received in the market. Ozone has been cited as having the second highest sales of any branded product in Illinois for 2021.
In addition to producing its own brands, AWH also partners with multiple premiere brands for which it cultivates and sells products targeted to different demographics. Among our partners are Lowell Farms, Flower by Edie Parker, and 1906. This model allows AWH to target customer demographics that complement its base-markets and leverage brand recognition of our partners, while crafting and selling their tried-and-true products. For example:
•Lowell Smokes, by Lowell Farms, allows AWH to leverage the Lowell Farms brand amongst the male demographic seeking premium pre-rolls.
•Edie Parker, is a Women-led fashion and lifestyle company that launched a cannabis brand, “Flower by Edie Parker.” The Flower by Edie Parker line provides AWH with a product aimed to attract the female consumer.
•1906, is a brand targeted to consumers looking for premier edible experiences. 1906 gives AWH the ability to provide a competitive edible offering.
Overview of Government Regulation
On February 8, 2018, the Canadian Securities Administrators revised their previously released Staff Notice 51-532 – Issuers with U.S. Marijuana-Related Activities (“Staff Notice 51-532”), which provides specific disclosure expectations for issuers that currently have, or are in the process of developing, cannabis related activities in the United States as permitted within a particular State’s regulatory framework. In accordance with the Staff Notice 51-532, below is a discussion of the federal and state-level U.S. regulatory regimes in those jurisdictions where we are currently directly involved, through our subsidiaries, in the cannabis industry. Our subsidiaries and licensed operators with which we have contractual relationships are directly engaged in the manufacture, possession, sale, or distribution of cannabis in the adult-use and/or medical cannabis marketplace in the states of Illinois, Massachusetts, Michigan, New Jersey, Ohio, and Pennsylvania. In accordance with Staff Notice 51-532, we evaluate, monitor, and reassess this disclosure, and any related risks, on an ongoing basis and the same will be supplemented and amended to investors in public filings, including in the event of government policy changes or the introduction of new or amended guidance, laws, or regulations regarding cannabis regulation. We intend to promptly remedy any material known occurrences of non-compliance with applicable state and local cannabis rules and regulations, and intend to publicly disclose any material non-compliance, citations, or notices of violation which may have an impact on our licenses, business activities, or operations.
The U.S. federal government regulates drugs through the Controlled Substances Act (21 U.S.C. § 811) (the “CSA”), which places controlled substances, including cannabis, in a schedule. Cannabis is classified as a Schedule I controlled substance. The CSA explicitly prohibits the manufacturing, distribution, selling and possession of cannabis and cannabis-derived products as a consequence of its Schedule I classification. Classification of substances under the CSA is determined jointly by the United States Drug Enforcement Administration (the “DEA”) and the FDA. The United States Department of Justice (the “DOJ”) defines Schedule I drugs and substances as drugs with no currently accepted medical use, a high potential for abuse, and a lack of accepted safety for use under medical supervision. However, the FDA has approved Epidiolex, which contains a purified form of cannabidiol (“CBD”), a non-psychoactive cannabinoid in the cannabis plant, for the treatment of seizures associated with two epilepsy conditions. The FDA has not approved cannabis or cannabis compounds as a safe and effective drug for any other condition. Moreover, under the 2018 Farm Bill or Agriculture Improvement Act of 2018, CBD remains a Schedule I controlled substance under the CSA, with a narrow exception for CBD derived from hemp with a tetrahydrocannabinol (“THC”) concentration of less than 0.3%.
Unlike in Canada, where federal legislation uniformly governs the cultivation, distribution, sale, and possession of medical and adult-use cannabis under the Cannabis Act, S.C. 2018, c. 16, and the Cannabis for Medical Purposes Regulations, cannabis is largely regulated at the state level in the United States. To date, there are 37 states, plus the District of Columbia (and the territories of Guam, Puerto Rico, the U.S. Virgin Islands and the

Northern Mariana Islands), that have laws and/or regulations that recognize, in one form or another, legitimate medical uses for cannabis and consumer use of cannabis in connection with medical treatment. In addition, the Northern Mariana Islands, Guam, the District of Columbia, and 21 states, including Alaska, Arizona, California, Colorado, Connecticut, Illinois, Maine, Maryland, Massachusetts, Michigan, Missouri, Montana, Nevada, New Jersey, New Mexico, New York, Oregon, Rhode Island, Vermont, Virginia, and Washington have legalized cannabis for adult-use. Eleven states have also enacted low-THC/high-CBD only laws for medical cannabis patients.
State laws that permit and regulate the production, distribution and use of cannabis for adult-use or medical purposes are in direct conflict with the CSA, which makes cannabis use, distribution and possession federally illegal. Although certain states and territories of the U.S. authorize medical or adult-use cannabis production and distribution by licensed or registered entities, under U.S. federal law, the possession, cultivation, and transfer of cannabis and any related drug paraphernalia is illegal and any such acts are criminal acts under any and all circumstances under the CSA. The Supremacy Clause of the United States Constitution establishes that the United States Constitution and federal laws made pursuant to it are paramount and in case of conflict between federal and state law, the federal law shall apply. Although the Company’s activities are compliant with applicable United States state and local law, strict compliance with state and local laws with respect to cannabis may neither absolve the Company of liability under United States federal law, nor may it provide a defense to any federal proceeding which may be brought against the Company.
The Obama administration attempted to address the inconsistent treatment of cannabis under state and federal law in the Cole Memorandum which outlined certain priorities for the DOJ relating to the prosecution of cannabis offenses. The Cole Memorandum acknowledged that, notwithstanding the designation of cannabis as a Schedule I controlled substance at the federal level, several states had enacted laws authorizing the use of cannabis for medical or adult-use purposes. The Cole Memorandum noted that jurisdictions that have enacted laws legalizing cannabis in some form have also implemented strong and effective regulatory and enforcement systems to control the cultivation, processing, distribution, sale and possession of cannabis. As such, conduct in compliance with those laws and regulations is less likely to implicate the Cole Memorandum’s enforcement priorities. The DOJ did not provide (and has not provided since) specific guidelines for what regulatory and enforcement systems would be deemed sufficient under the Cole Memorandum. In light of limited investigative and prosecutorial resources, the Cole Memorandum concluded that the DOJ should be focused on addressing only the most significant threats related to cannabis, such as distribution of cannabis from states where cannabis is legal to those where cannabis is illegal, the diversion of cannabis revenues to illicit drug cartels and sales of cannabis to minors.
On January 4, 2018, former U.S. Attorney General Jeff Sessions issued the Sessions Memorandum, which rescinded the Cole Memorandum effective upon its issuance. The Sessions Memorandum stated, in part, that current law reflects “Congress’ determination that cannabis is a dangerous drug and cannabis activity is a serious crime,” and Mr. Sessions directed all U.S. Attorneys to enforce the laws enacted by Congress by following well-established principles when pursuing prosecutions related to cannabis activities. We are not aware of any prosecutions of investment companies doing routine business with licensed cannabis related businesses in light of the new DOJ position. However, there can be no assurance that the federal government will not enforce federal laws relating to cannabis in the future. As a result of the Sessions Memorandum, federal prosecutors are now free to utilize their prosecutorial discretion to decide whether to prosecute cannabis activities, despite the existence of state-level laws that may be inconsistent with federal prohibitions. No direction was given to federal prosecutors in the Sessions Memorandum as to the priority they should ascribe to such cannabis activities, and thus it is uncertain how active U.S. federal prosecutors will be in relation to such activities.
The former Attorneys General who succeeded former Attorney General Sessions following his resignation did not provide a clear policy directive for the United States as it pertains to state-legal cannabis related activities. President Joseph R. Biden was sworn in as the 46th United States President on January 20, 2021. President Biden nominated Merrick Garland to serve as Attorney General in his administration. It is not yet known whether the Department of Justice under President Biden and Attorney General Garland, confirmed on March 10, 2021, will re-adopt the Cole Memorandum or announce a substantive cannabis enforcement policy. At Mr. Garland’s confirmation hearing, he stated, “It does not seem to me a useful use of limited resources that we have, to be pursuing prosecutions in states that have legalized and that are regulating the use of marijuana, either medically or otherwise.” He has not, however, reissued the Cole Memorandum or otherwise provided guidance. If the

Department of Justice policy under Attorney General Garland were to aggressively pursue financiers or owners of cannabis-related businesses, and United States Attorneys followed such Department of Justice policies through pursuing prosecutions, then the Company could face (i) seizure of its cash and other assets used to support or derived from its cannabis operations, (ii) the arrest of its employees, directors, officers, managers and investors, and charges of ancillary criminal violations of the Controlled Substances Act for aiding and abetting and conspiring to violate the Controlled Substances Act by virtue of providing financial support to cannabis companies that service or provide goods to state-licensed or permitted cultivators, processors, distributors, and/or retailers of cannabis, and/or (iii) the barring of its employees, directors, officers, managers and investors who are not United States citizens from entry into the United States for life. Unless and until the United States Congress amends the Controlled Substances Act with respect to cannabis (and as to the timing or scope of any such potential amendments there can be no assurance), there is a risk that federal authorities may enforce current U.S. federal law criminalizing cannabis.
While federal prosecutors appear to continue to use the Cole Memorandum’s priorities as an enforcement guide, the prosecutorial effects resulting from the rescission of the Cole Memorandum and the implementation of the Sessions Memorandum remain uncertain. The sheer size of the cannabis industry, in addition to participation by state and local governments and investors, suggests that a large-scale federal enforcement operation may create unwanted political backlash for the DOJ. It is also possible that the revocation of the Cole Memorandum could motivate Congress to reconcile federal and state laws. While Congress is considering and has considered legislation that may address these issues, there can be no assurance that such legislation passes. Regardless, at this time, cannabis remains a Schedule I controlled substance at the federal level. The U.S. federal government has always reserved the right to enforce federal law in regard to the sale and disbursement of medical or adult-use cannabis, even if state law authorizes such sale and disbursement. It is unclear whether the risk of enforcement has been altered.
Additionally, under United States federal law, it may potentially be a violation of federal money laundering statutes for financial institutions to take any proceeds from the sale of cannabis or any other Schedule I controlled substance. Canadian banks are likewise hesitant to deal with cannabis companies, due to the uncertain legal and regulatory framework of the industry. Banks and other financial institutions, particularly those that are federally chartered in the United States, could be prosecuted and possibly convicted of money laundering for providing services to cannabis businesses. While Congress is considering legislation that may address these issues, there can be no assurance of the content of any proposed legislation or that such legislation is ever passed.
Despite these laws, the U.S. Department of the Treasury’s United States Financial Crimes Enforcement Network (“FinCEN”) issued a memorandum (the “FinCEN Memorandum”) outlining guidance for financial institutions that bank state-sanctioned cannabis businesses in compliance with federal enforcement priorities. The FinCEN Memorandum echoed the enforcement priorities of the Cole Memorandum. Under these guidelines, financial institutions must submit a Suspicious Activity Report (“SAR”) in connection with all cannabis-related banking activities by any client of such financial institution, in accordance with federal money laundering laws. These cannabis-related SARs are divided into three categories - cannabis limited, cannabis priority, and cannabis terminated - based on the financial institution’s belief that the business in question follows state law, is operating outside of compliance with state law, or where the banking relationship has been terminated, respectively. On the same day that the FinCEN Memorandum was published, the DOJ issued a memorandum (the “2014 Cole Memorandum”) directing prosecutors to apply the enforcement priorities of the Cole Memorandum in determining whether to charge individuals or institutions with crimes related to financial transactions involving the proceeds of cannabis-related conduct. The 2014 Cole Memorandum has been rescinded as of January 4, 2018, along with the Cole Memorandum, removing guidance that enforcement of applicable financial crimes against state-compliant actors was not a DOJ priority.
However, former Attorney General Sessions’ revocation of the Cole Memorandum and the 2014 Cole Memorandum has not affected the status of the FinCEN Memorandum, nor has the Department of the Treasury given any indication that it intends to rescind the FinCEN Memorandum itself. Though it was originally intended for the 2014 Cole Memorandum and the FinCEN Memorandum to work in tandem, the FinCEN Memorandum is a standalone document which explicitly lists the eight enforcement priorities originally cited in the Cole Memorandum. As such, the FinCEN Memorandum remains intact, indicating that the Department of the Treasury and FinCEN intend to continue abiding by its guidance. However, in the United States, it is difficult for cannabis-based businesses to open and maintain a bank account with any bank or other financial institution.
One legislative safeguard for the medical cannabis industry, appended to the federal budget bill, remains in place following the rescission of the Cole Memorandum. For fiscal years 2015, 2016, 2017, 2018, 2019, 2020, 2021, and 2022, Congress has included a rider to the Consolidated Appropriations Acts (currently referred to as the “Rohrabacher/Blumenauer Amendment”) to prevent the federal government from using congressionally appropriated funds to enforce federal cannabis laws against regulated medical cannabis actors operating in compliance with state and local law. The Rohrabacher/Blumenauer Amendment was included in the Consolidated Appropriations Act, 2022 signed into law by President Biden on March 15, 2022. The Rohrabacher/Blumenauer Amendment will remain effective through December 16, 2022. There is no guarantee that the Rohrabacher/Blumenauer Amendment will be included in the omnibus appropriations package or a continuing budget resolution once the current Consolidated Appropriations Act, 2022 expires.
Despite the rescission of the Cole Memorandum, the DOJ appears to continue to adhere to the enforcement priorities set forth in the Cole Memorandum. The Cole Memorandum and the Rohrabacher/Blumenauer Amendment gave licensed cannabis operators (particularly medical cannabis operators) and investors in states with legal regimes greater certainty regarding the DOJ’s enforcement priorities and the risk of operating cannabis businesses. While the Sessions Memorandum has introduced some uncertainty regarding federal enforcement, the cannabis industry continues to experience growth in legal medical and adult-use markets across the United States. Accordingly, as an industry best practice, we continue to employ the following policies to ensure compliance with the guidance provided by the Cole Memorandum:
•ensure that its operations are compliant with all licensing requirements as established by the applicable state, county, municipality, town, township, borough, and other political/administrative divisions;
•ensure that its cannabis related activities adhere to the scope of the licensing obtained (for example: in the states where cannabis is permitted only for adult-use, the products are only sold to individuals who meet the requisite age requirements);
•implement policies and procedures to ensure that cannabis products are not distributed to minors;
•implement policies and procedures in place to ensure that funds are not distributed to criminal enterprises, gangs or cartels;
•implement an inventory tracking system and necessary procedures to ensure that such compliance system is effective in tracking inventory and preventing diversion of cannabis or cannabis products into those states where cannabis is not permitted by state law, or cross any state lines in general;
•ensure that its state-authorized cannabis business activity is not used as a cover or pretense for trafficking of other illegal drugs, and is not engaged in any other illegal activity, or any activities that are contrary to any applicable anti-money laundering statutes; and
•ensure that its products comply with applicable regulations and contain necessary disclaimers about the contents of the products to prevent adverse public health consequences from cannabis use and prevent impaired driving.
On December 4, 2020, the House of Representatives passed the Marijuana Opportunity Reinvestment and Expungement Act of 2019 (the “MORE Act”). The MORE Act would provide for the removal of cannabis from the list of controlled substances in the CSA and other federal legislation. It would end the applicability of Section 280E to cannabis businesses but would impose a 5% federal excise tax. The MORE Act was not passed by the Senate prior to the end of the 116th Congress, but an updated version was subsequently reintroduced in the House of Representatives on May 28, 2021. On September 30, 2021, the House Judiciary Committee voted to advance the MORE Act once again in a first step towards passage in the full Hose. On April 1, 2022, the House of Representatives passed the MORE Act once again. Before it could become law, the MORE Act would need to be passed by the Senate and then signed into law by the president. There is no guarantee the MORE Act will become law in its current form.

H.R. 1595, the SAFE Banking Act of 2019, which would expand financial services in the United States to cannabis-related legitimate businesses and service providers, was introduced in the House of Representatives on March 7, 2019 with bipartisan support. On April 11, 2019, S. 1200, the Senate version of the SAFE Banking Act, was filed. This bill also has bipartisan support and more than a fifth of the total Senate, 27 members, co-sponsored it. On September 25, 2019, H.R. 1595 passed in the House of Representatives by a vote of 321 to 103, but it stalled in the Senate. The SAFE Banking Act passed the House again on May 15, 2020, when it was included in the COVID-19 stimulus bill, the Health and Economic Recovery Omnibus Emergency Solutions Act. However, that measure also stalled in the Senate. The SAFE Banking Act passed the House again on April 19, 2021 as H.R. 1996, by a vote of 321 – 101. On September 23, 2021, the House approved the National Defense Authorization Act (“NDAA”) that contained the provisions of the SAFE Banking Act. The SAFE Banking Act was subsequently removed from the NDAA by the House-Senate conference committee on December 7, 2021, and was not included in the final version of the NDAA. On February 4, 2022, the House approved The America COMPETES Act of 2022, which includes the provisions of the Safe Banking Act. The Senate’s final version of the bill, which was passed on March 28, 2022, removed the provisions related to the Safe Banking Act. There is no guarantee the SAFE Banking Act will become law in its current form, if at all.
On July 21, 2022, the Cannabis Administration and Opportunity Act (“CAOA”) was introduced in the Senate. The CAOA, if enacted, would, among other impacts, remove marijuana from the CSA, impose excise taxes on the sale of marijuana, and create a federal regulatory framework for the marijuana industry. There is no certainty that the CAOA will become law in its current form or at all.
On October 6, 2022, President Biden announced that he directed the Secretary of the United States Department of Health and Human Services (“HSS”) and Attorney General Merrick Garland to initiate a review of marijuana’s classification as a Schedule I controlled substance under the CSA. The timing and outcome of this review is uncertain and there is no certainty that marijuana will be placed under a different schedule or de-scheduled, and there is also no certainty as to the impacts such actions would have on our business or the marijuana industry as a whole, particularly when considering potential implications for federal regulation and interstate commerce.
Compliance with Applicable State Laws in the United States
We are in compliance with applicable cannabis licensing requirements and the regulatory framework enacted by each state in which we currently operate. We have in place a detailed compliance program and an internal legal and compliance department, and we are building out our operational compliance team across all states in which we operate. Our compliance department is overseen by our President and further consists of compliance professionals who oversee and ensure compliance in each of our jurisdictions and facilities. We also have external state and local regulatory/compliance counsel engaged in every jurisdiction in which we operate.
We provide training for all relevant employees, using various methods on the following topics relevant to job tasks: compliance with state laws and rules; patient education materials; education materials for recreational customers; security in our facilities and establishments; handwashing and sanitation practices; packaging procedures; state mandated tracking software; establishment specific tracking; track and trace; inventory and POS software; audit procedures; epidemic responses; emergency situation response; dispensing procedures; patient/client check-in procedure; employee education and consultation materials; packaging and labeling requirements; cannabis waste and destruction; active shooter response; robbery response; fire response; bomb-threat response; sexual harassment; drug free workplace; internet and phone usage; discrimination harassment; workplace violence; hygiene and clothing requirements; hand washing; medical emergency response; biocontamination response; gas leak response; visitor access; discounts for special groups; customer loyalty programs; client intake; storage and recall of products; the science of cannabis; speaking with physicians; edibles education; reconciling transactions; inventory control; receiving inventory; shipping inventory; corrective and preventive action plans; filing corrective and preventive action reports; pesticides; wastewater; irrigation systems; fertilizer; beneficial organisms; climate control; transplanting; inventory tagging; pruning; defoliation; drying, trimming and curing; storage of products; maintaining confidentiality; cash handling; and preventing diversion of products.

We emphasize security and inventory control to ensure strict monitoring of cannabis and inventory, from delivery by a licensed distributor to sale or disposal. Only authorized, properly trained employees are allowed to access our computerized inventory control system.
We monitor all compliance notifications from the regulators and inspectors in each market and timely resolve any issues identified. We keep records of all compliance notifications received from the state regulators or inspectors, as well as how and when an issue was resolved. Moreover, we monitor news sources for information regarding developments at the state and federal level relating to the regulation and criminalization of cannabis.
Further, we have created comprehensive standard operating procedures that include detailed descriptions and instructions for receiving shipments of inventory, inventory tracking, recordkeeping and record retention practices related to inventory. We also have comprehensive standard operating procedures in place for performing inventory reconciliation, and ensuring the accuracy of inventory tracking and recordkeeping. We maintain accurate records of our inventory at all licensed facilities. Adherence to our standard operating procedures is mandatory and helps ensure that our operations are compliant with the rules set forth by the applicable state and local laws, regulations, ordinances, licenses and other requirements. We enforce adherence to standard operating procedures by regularly conducting internal inspections and ensures that any issues identified are resolved quickly and thoroughly.
We maintain strict compliance guidelines with respect to online reservations of products. No purchase and sale transactions may be completed online. A patient, patient’s primary caregiver or customer may reserve products online, but the patient or customer must be physically present at one of our dispensaries to complete the transaction. This requirement allows our dispensary staff to ensure that our standard operating procedures (including its compliance programs) are applied to all patients, patient’s primary caregivers and customers in connection with the purchase and sale of products.
In jurisdictions where medical cannabis is legal, upon arrival of the patient or the patient’s primary caregiver at the applicable dispensary, dispensary staff must verify the patient’s or the patient’s primary caregiver’s identity and credentials (such as a state-issued medical cannabis card) and confirm the patient’s allotment amount to ensure the user is not exceeding the state’s dispensing limits. Once the foregoing is verified, the patient or the patient’s primary caregiver may pay for the products to complete the purchase. If the customer does not have valid identification and credentials, the customer will not be able to purchase medical cannabis at the applicable dispensary, irrespective of any reservations made online.
In jurisdictions where recreational cannabis is legal, upon arrival at the dispensary, a customer must present government-issued photo identification to verify they are at least 21 years of age. Once the identification is verified, the customer may pay for the products to complete the transaction. If the customer does not have valid identification, the customer will not be able to purchase recreational cannabis at the applicable Company dispensary, irrespective of any reservations made online.
We will continue to monitor compliance on an ongoing basis in accordance with our compliance program and standard operating procedures. While our operations are in full compliance with all applicable state laws, regulations and licensing requirements, such activities remain illegal under federal law. For the reasons described above and the risks further described in the section entitled “Risk Factors,” there are significant risks associated with our business.
State Regulation of Cannabis
The risk of federal enforcement and other risks associated with our business are described in the section entitled “Risk Factors” in this prospectus and the section entitled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021.
Following the thesis that distributing brands at scale will win, we enter markets where we believe that we can profitably and sustainably operate and command significant market share, and thus maximize consumer and brand awareness. The regulatory frameworks enacted by the states, which are similar to the limited and controlled issuance of gaming or alcohol distributorship licenses, provide macro-level indication of whether certain state markets will be sustainable and profitable.

Below is a summary overview of the regulatory and competitive frameworks in each of our operating markets.
Illinois
Illinois Regulatory Landscape
In January 2014, the Compassionate Use of Medical Cannabis Pilot Program Act, which allows individuals diagnosed with certain debilitating or “qualified” medical conditions to access medical cannabis, became effective. There are over 35 qualifying conditions as part of the medical program, including epilepsy, traumatic brain injury, and post-traumatic stress disorder. In January 2019, the Illinois Department of Health launched the Opioid Alternative Pilot Program that allows individuals who have/could receive a prescription for opioids to access medical cannabis.
On August 28, 2018, Public Act 100-1114, the Alternative to Opioids Act of 2018, was signed into law, making changes to the Compassionate Use of Medical Cannabis Pilot Program Act. The Public Act created the Opioid Alternative Pilot Program (“OAPP”), which allows access to medical cannabis for individuals who have or could receive a prescription for opioids as certified by a physician licensed in Illinois.
On August 12, 2019 Governor J.B. Pritzker signed into law legislation that made the program permanent and added 11 conditions to the existing program.
In June 2019, Illinois legalized adult-use cannabis pursuant to the Cannabis Regulation and Tax Act (the “IL Act”). Effective January 1, 2020, Illinois residents 21 years of age and older may possess up to 30 grams of cannabis (non-residents may possess up to 15 grams). The IL Act authorizes the Illinois Department of Financial and Professional Regulation (the “IDFPR”) to issue up to 75 Conditional Adult Use Dispensing Organization licenses before May 1, 2020 and an additional 110 conditional licenses during 2021. No person may hold a financial interest in more than 10 dispensing organizations. Existing medical dispensaries were able to apply for an “Early Approval Adult Use Dispensing Organization License” to serve adult purchasers at an existing medical dispensary or at a secondary site. The IDFPR also held an application period for Conditional Adult Use Cannabis Dispensary Licenses from December 10, 2019 through January 2, 2020. On September 3, 2021, the IDFPR announced the results of the lotteries to award 185 conditional adult use dispensing licenses. On June 23, 2022, a corrective lottery was conducted for up to 75 additional licenses. As of October 11, 2022 185 conditional licenses have been issued.
The Illinois Department of Agriculture (the “IL Ag. Department”) is authorized to make up to 30 cultivation center licenses available for medical and adult-use programs. As with existing medical dispensaries, existing cultivation centers were able to apply for an “Early Approval Adult Use Cultivation Center License.” The IL Act requires the IL Ag. Department to issue up to 60 craft grower licenses by December 21, 2021, and states the IL Ag. Department may also issue up to 60 infuser licenses by the same date. On August 2, 2021, the IL Ag. Department announced that it had issued 32 initial craft grow licenses, 28 infuser licenses, and 9 transporter licenses. As of June 1, 2022, the IL Ag. Department has awarded a total of 341 adult use cannabis licenses for craft growers, infusers, and transporters under the IL Act. No person can hold a financial interest in more than three cultivation centers, and the centers are limited to 210,000 square feet of canopy space. Cultivation centers are also prohibited from discriminating in price when selling to dispensaries, craft growers, or infuser organizations. License awards will likely be delayed due to the COVID-19 pandemic and legal actions taken by applicants.
The IL Act imposes several operational requirements on adult-use licensees and requires prospective licensees to demonstrate their plans to comply with such requirements. For example, applicants for dispensary licenses must include an employee training plan, a security plan, recordkeeping and inventory plans, a quality control plan and an operating plan.
Licensees must establish methods for identifying, recording, and reporting diversion, theft, or loss, correcting inventory errors, and complying with product recalls. Licensees also must comply with detailed inventory, storage, and security requirements. Cultivation licenses are subject to similar operational requirements, such as complying with detailed security and storage requirements, and must also establish plans to address energy, water, and waste-management needs. Dispensary licenses will be renewed bi-annually, and cultivation licenses, craft grower licenses, infuser organization licenses, and transporter licenses will be renewed annually.
Illinois Licenses
Illinois licenses four types of cannabis businesses within the state: (1) cultivation; (2) processing; (3) transportation; and (4) dispensary. All cultivation, craft growers, infusers, and transporting establishments must register with the Illinois Department of Agriculture. All dispensaries must register with the IDFPR. If applications contain all required information, establishments are issued a cannabis establishment registration certificate. Registration certificates are valid for a period of one year and are subject to strict annual renewal requirements.
HealthCentral LLC has been issued a total of six dispensary licenses, two medical licenses and four adult use licenses. Revolution Cannabis-Barry LLC has been issued two cultivation licenses, one medical license and one adult use license, and one transporter license. MOCA LLC is licensed to operate two dispensaries and has been issued a total of three dispensary licenses, one medical and two adult use licenses. Chicago Alternative Health Center, LLC is licensed and operates two dispensaries, one in Chicago and one in Chicago Ridge and has been issued a total of three dispensary licenses, one medical and two adult use licenses.
The below table lists our Illinois licenses:

Entity	License Number	City	Expiration Date / Renewal Date	Description
Revolution Cannabis-Barry, LLC	1503060627	Barry	03/09/2023	Medical Cultivation License
Revolution Cannabis-Barry, LLC	1503060627- AU	Barry	03/31/2023	Adult Use Cultivation License
Revolution Cannabis-Barry, LLC	1503060627-TR	Barry	7/14/2023	Transporter License
HealthCentral, LLC	280.000022-DISP	Collinsville	01/07/2023	Medical License
HealthCentral, LLC	284.000025-AUDO	Collinsville	03/31/2024	Adult Use License
HealthCentral, LLC	280.000029-DISP	Adam St. / Springfield	02/03/2023	Medical License
HealthCentral, LLC	284.000026-AUDO	Adam St. / Springfield	03/31/2024	Adult Use License
HealthCentral, LLC	284.000069-DISP	Horizon Dr. / Springfield	03/31/2024	Adult Use License
HealthCentral, LLC	284.000104-AUDO	Fairview Heights	03/31/2024	Adult Use License
Chicago Alternative Health Center, LLC	280.000033 -DISP	Archer Ave. / Chicago	04/13/2023	Medical License
Chicago Alternative Health Center, LLC	284.000124 -DISP	Archer Ave. / Chicago	03/31/2024	Adult Use License
Chicago Alternative Health Center, LLC	284.000125 - DISP	Chicago Ridge	03/31/2024	Adult Use License
MOCA LLC	280.000028-DISP.	Fullerton Ave/ Chicago	02/01/2023	Medical License
MOCA LLC	284.000076-AUDO	Fullerton Ave/ Chicago	03/31/2024	Adult Use License
MOCA LLC	284.000077-AUDO	Ohio St / Chicago	03/31/2024	Adult Use License
Illinois Storage and Security
Both our cultivation center and our dispensaries are required to store cannabis in restricted-access areas. Our dispensaries must store inventory on-site in a secured and restricted-access area and enter information into Illinois’ tracking system as required by law and IDFPR rules. Any cannabis or cannabis products in an open or defective package, which have expired, or which the company otherwise has reason to believe have been opened or tampered with must be segregated in secure storage until promptly and properly disposed of.
Dispensaries are also required to implement security measures designed to deter and prevent unauthorized entry into the facility (and restricted-access areas) and theft, loss or diversion of cannabis or cannabis products. In this respect, dispensaries must maintain a commercial grade alarm and surveillance system installed by an Illinois licensed private alarm contractor or private alarm contractor agency. Dispensaries must also implement various security measures designed to protect the premises, customers and dispensing organization agents (employees).
Illinois Reporting Requirements
Illinois uses BioTrack THC as its track and trace (“T&T”) system. All dispensing organization licensees are required to use a real-time, web-based inventory tracking/point-of-sale system that is accessible to IDFPR at any time, and at a minimum, tracks the date of sale, amount, price, and currency. We use BioTrack THC for inventory management and LeafLogix as a point-of-sale system. Licensees are also required to track each sales transaction at the time of the sale, daily beginning and ending inventory, acquisitions (including information about the supplier and the product) and disposal.
Illinois Transportation Requirements
Currently, licensed cultivation centers may transport cannabis and cannabis products in accordance with certain guidelines. For receiving products, dispensing organizations must receive a copy of the shipping manifest prepared by the cultivation center in advance of transport and is required to check the product delivered against such manifest at the time of delivery. All cannabis and cannabis products must be packaged in properly labeled and sealed containers. Dispensaries may not accept products that are mislabeled, products that have labels missing or when packaging is opened or tampered with.
U.S. Attorney Statements in Illinois
To the knowledge of management, other than as disclosed in this prospectus, there have not been any statements or guidance made by federal authorities or prosecutors regarding the risk of enforcement action in Illinois. See “Risk Factors - U.S. state regulation of cannabis is uncertain.”
Massachusetts
Massachusetts Regulatory Landscape
The Massachusetts Medical Use of Marijuana Program (the “MA Program”) was formed pursuant to the Act for the Humanitarian Medical Use of Marijuana (the “MA ACT”). The MA Program allows registered persons to purchase medical cannabis and applies to any patient, personal caregiver, Medical Marijuana Treatment Center (each, a “MTC”), and MTC agent that qualifies and registers under the MA Program. To qualify, patients must suffer from a debilitating condition as defined by the MA Program. Currently there are eight conditions that allow a patient to acquire cannabis in Massachusetts, including AIDS/HIV, ALS, cancer and Crohn’s disease. As of May 31, 2019, approximately 59,000 patients have been registered to purchase medical cannabis products in Massachusetts. The MA Program is administrated by the Cannabis Control Commission of Massachusetts (the “CCC”). As of November 3, 2022, there were approximately 184 open MTCs in Massachusetts.
In November 2016, Massachusetts voted affirmatively on a ballot petition to legalize and regulate cannabis for adult-use. The Massachusetts legislature amended the law on December 28, 2016, delaying the date adult-use cannabis sales would begin by six months. The delay allowed the legislature to clarify how municipal land-use regulations would treat the cultivation of cannabis and authorized a study of related issues. After further debate, the state House of Representatives and state Senate approved H.3818 which became Chapter 55 of the Acts of 2017, An Act to Ensure Safe Access to Marijuana, and established the CCC. The CCC consists of five commissioners and regulates both the Adult Use and Medical Use of Marijuana programs. Sales of adult-use cannabis in Massachusetts started in July 2018. Adult-use cannabis in Massachusetts is regulated under M.G.L. ch. 94G and 935 CMR 500 et seq.

Under the MA Program, MTCs are heavily regulated. Vertically integrated MTCs grow, process, and dispense their own cannabis. As such, each MTC is required to have a retail facility as well as cultivation and processing operations, although retail operations may be separate from grow and cultivation operations. An MTC’s cultivation location may be in a different municipality or county than its retail facility.
The MA Program mandates a comprehensive application process for MTCs. Each Registered Marijuana Dispensary (each, a “RMD”) applicant must submit a Certificate of Good Standing from the Massachusetts Department of Revenue, comprehensive financial statements, a character and competency form , and employment and education histories of the senior partners and individuals responsible for the day-to-day security and operation of the MTC. Municipalities may individually determine what local permits or licenses are required if an MTC wishes to establish an operation within its boundaries.
Massachusetts Licenses
MassGrow LLC has been issued one cultivation and one provisional manufacturing processing license and Ascend Mass LLC has been issued one retail license and two provisional retail licenses.
The below table lists our Massachusetts licenses:

Entity	License Number	City	Expiration Date / Renewal Date	Description
MassGrow, LLC	MC281488	Athol	8/12/2023	Adult Use Cultivation License
MassGrow, LLC	MP281460	Athol	8/12/2023	Manufacturing Processing License
Ascend Mass, LLC	MR282077	Boston	1/21/2023	Adult Use License
Ascend Mass, LLC	MR282837	Newton	6/10/2023	Adult Use License
Southcoast Apothecary LLC	MR283075	New Bedford	8/11/2023	Adult Use License
Each Massachusetts dispensary, grower and processor license is valid for one year and must be renewed no later than 60 calendar days prior to expiration. As in other states where cannabis is legal, the CCC can deny licenses and renewals for multiple reasons, including (per 935 CMR 500.400) (1) failure to complete the application process within the required time period; (2) submission of deceptive, misleading, or fraudulent information, (3) an indication of an inability to maintain and operate a compliant cannabis establishment, (4) determination of unsuitability pursuant to, for example, certain criminal convictions, (5) failure to comply with cannabis license control limitations, (6) rejection of revocation of another cannabis license in Massachusetts or elsewhere; or (7) any other ground that serves the purposes of the law. Revocations can also be based on (per 935 CMR 500.450) (1) failure to submit or implement a plan of correction; (2) attempting to assign ownership to another entity or making other significant changes without proper permission, (3) lack of responsible operation of a cannabis establishment, (4) maintaining a substandard level of compliance with applicable statutory and regulatory requirements, (5) financial insolvency; (6) failure to cooperate with law enforcement, (7) violation of the safety, health, or welfare of the public; or (8) committing, permitting, aiding, or abetting of any illegal practices in the operation of the cannabis establishment. Additionally, license holders must ensure that no cannabis is sold, delivered, or distributed by a producer from or to a location outside of the state.
Regulation of the Adult-Use Cannabis Market in Massachusetts
Adult-use cannabis has been legal in Massachusetts since December 15, 2016, following a ballot initiative in November of that year. The CCC, a regulatory body created in 2018, licenses adult-use cultivation, processing and dispensary facilities (collectively, “Marijuana Establishments” or “MEs”) pursuant to 935 CMR 500.000 et seq. The first adult-use cannabis facilities in Massachusetts began operating in November 2018.

Massachusetts Licensing Requirements (Adult-Use)
Applicants must submit proof of being an entity registered to do business in Massachusetts, as well as a list of all people and entities having direct or indirect control of the business, documentation of any such people or entities’ other business interests, details of the amounts and sources of capital resources, and documentation of a bond or escrow account. Furthermore, the applicant must provide a specific address for the location of the establishment, proof of a property interest in that address, documentation that the applicant has a “host community agreement” with the municipality, and documentation that the applicant has held at least one community outreach meeting. The applicant must also provide a description of plans to ensure that the cannabis establishment will be compliant with all applicable laws and regulations, and also a specific plan to positively impact areas of disproportionate impact (geographical locations in the state which have had historically high rates of arrest, conviction, and incarceration related to cannabis crimes). The application also requires payment of a fee.
All individuals identified as having direct or indirect control in the license must undergo an extensive background check that includes criminal, civil, and regulatory records; certain criminal convictions, civil actions, or regulatory infractions may trigger a finding of unsuitability
Each license applicant must submit detailed information about its business registration, certificates of good standing, and a plan to obtain liability insurance. The application must include a detailed business plan, a detailed summary of operating policies and procedures addressing issues like security, storage, prevention of diversion, transportation, inventory practices, recordkeeping, and a specific diversity plan demonstrating promotion of equity among people of color, women, veterans, persons with disabilities, and LGBTQ+ individuals. Such plans must have specific goals and measurable outcomes that will be monitored and updated through the entire existence of the cannabis establishment.
Pursuant to 935 CMR 500.050, no person or entity may own or have direct or indirect control over more than three licenses in each Marijuana Establishment category (i.e., cannabis retailer, cannabis cultivator, cannabis product manufacturer). Additionally, there is a 100,000 square foot cultivation canopy restriction for adult-use licenses.
Massachusetts Dispensary Requirements (Adult-Use)
Cannabis retailers may purchase, transport, sell, repackage, or otherwise transfer cannabis and cannabis products to consumers. On-site consumption is prohibited. All permitted cannabis-related activities must take place solely at the licensed address.
All cannabis establishment employees must receive at least eight hours of training annually. A total of four hours of training shall be from Responsible Vendor Training Program courses established under 935 CMR 500.105(2)(b). The remaining four hours may be conducted in-house by the cannabis establishment as on-the-job training.
All cannabis establishments must have written operating procedures addressing security measures, employee security policies, descriptions of operating hours and after-hours contact information, storage and waste disposal, product descriptions, price list, recordkeeping, quality control, staffing, emergency procedures, alcohol/smoke/drug-free workplace policies, confidential information handling, plans for immediate dismissal of employees who divert cannabis, engage in unsafe practices or are convicted of certain crimes, Board and members list, cash handling, prevention of diversion, energy efficiency, and workplace safety. Retail establishments must also have plans to check the identification of each customer both upon entering the store and again at the point of sale. No one under 21 is permitted to purchase cannabis or to be on the premises. Retail stores must ensure that customers purchase no more than one ounce of cannabis (or its equivalent in other forms) per day. Retailers also have the right to refuse sales to customers, for example, those that appear to be impaired by the influence of substances.
The retail point of sale system must be approved by both the CCC and the state Department of Revenue. It must be integrated with Metrc, the state’s seed-to-sale tracking system. The system must also be audited on a monthly basis to ensure that no additional software has been installed that could alter sales data.

Cannabis retailers must have available extensive consumer education materials, including in languages other than English.
Massachusetts Security and Storage Requirements (Adult-Use)
Each Marijuana Establishment must implement sufficient safety measures to deter and prevent unauthorized entrance into areas containing cannabis and theft of cannabis at the establishment. Security measures taken by the establishments to protect the premises, employees, consumers and general public must include, but not be limited to, the following:
•positively identifying individuals seeking access to the premises of the Cannabis Establishment or to whom or cannabis products are being transported pursuant to 935 CMR 500.105(13) to limit access solely to individuals 21 years of age or older;
•adopting procedures to prevent loitering and ensure that only individuals engaging in activity expressly or by necessary implication permitted by the regulations and its enabling statute are allowed to remain on the premises;
•disposing of cannabis in accordance with 935 CMR 500.105(12) in excess of the quantity required for normal, efficient operation as established within 935 CMR 500.105;
•securing all entrances to the Marijuana Establishment to prevent unauthorized access;
•establishing limited access areas pursuant to 935 CMR 500.110(4), which shall be accessible only to specifically authorized personnel limited to include only the minimum number of employees essential for efficient operation;
•storing all finished cannabis products in a secure, locked safe or vault in such a manner as to prevent diversion, theft and loss;
•keeping all safes, vaults, and any other equipment or areas used for the production, cultivation, harvesting, processing or storage of cannabis products securely locked and protected from entry, except for the actual time required to remove or replace cannabis;
•keeping all locks and security equipment in good working order;
•prohibiting keys, if any, from being left in the locks or stored or placed in a location accessible to persons other than specifically authorized personnel;
•prohibiting accessibility of security measures, such as combination numbers, passwords or electronic or biometric security systems, to persons other than specifically authorized personnel;
•ensuring that the outside perimeter of the Marijuana Establishment is sufficiently lit to facilitate surveillance, where applicable;
•ensuring that all cannabis products are kept out of plain sight and are not visible from a public place without the use of binoculars, optical aids or aircraft;
•developing emergency policies and procedures for securing all product following any instance of diversion, theft or loss of cannabis, and conduct an assessment to determine whether additional safeguards are necessary;
•developing sufficient additional safeguards as required by the CCC for Marijuana Establishments that present special security concerns;
•establishing procedures for safe cash handling and cash transportation to financial institutions to prevent theft, loss and associated risks to the safety of employees, customers and the general public;
•sharing the establishment’s floor layout with law enforcement and as required by the municipality to identify the use of any flammable or combustible solvents, chemicals, or other such materials in use; and
•sharing the Marijuana Establishment’s security plan and procedures with law enforcement authorities and fire services and periodically updating law enforcement authorities and fire services if the plans or procedures are modified in a material way.

Cannabis must be stored in special limited access areas, and alarm systems must meet certain technical requirements, including a failure notification system, perimeter alarms on all entry and exit points, duress/panic alarms, and video surveillance in all areas where cannabis or cash is kept and at all points of entry and exit. The surveillance system must have the ability to record footage 24 hours a day and to retain such footage for at least 90 days. The systems must be angled so as to allow for the capture of clear identification of any person entering or existing the establishment and must be able to remain operational for a minimum of four hours in the event of a power outage. Regular audits are required every 30 days.
Massachusetts Transportation Requirements (Adult-Use)
Cannabis products may only be transported between licensed MEs by registered Marijuana Establishment agents. A licensed cannabis transporter may contract with a licensed Marijuana Establishment to transport that licensee’s cannabis products to other licensed establishments. The originating and receiving licensed establishments shall ensure that all transported cannabis products are linked to METRC, Massachusetts’ seed-to-sale tracking program. For the purposes of tracking, seeds and clones will be properly tracked and labeled in a form and manner determined by the CCC. Any cannabis product that is undeliverable or is refused by the destination Marijuana Establishment shall be transported back to the originating establishment. All vehicles transporting cannabis products shall be staffed with a minimum of two Marijuana Establishment agents. At least one agent shall remain with the vehicle at all times that the vehicle contains cannabis or cannabis products. Prior to the products leaving a Marijuana Establishment for the purpose of transporting cannabis products, the originating Marijuana Establishment must weigh, inventory, and account for, on video, all cannabis products to be transported. Within eight hours after arrival at the destination Marijuana Establishment, the destination establishment must re-weigh, re-inventory, and account for, on video, all cannabis products transported. When videotaping the weighing, inventorying, and accounting of cannabis products before transportation or after receipt, the video must show each product being weighed, the weight, and the manifest. Cannabis products must be packaged in sealed, labeled, and tamper or child-resistant packaging prior to and during transportation. In the case of an emergency stop during the transportation of cannabis products, a log must be maintained describing the reason for the stop, the duration, the location, and any activities of personnel exiting the vehicle. A Marijuana Establishment or a cannabis transporter transporting cannabis products is required to ensure that all transportation times and routes are randomized. An establishment or transporter transporting cannabis products shall ensure that all transport routes remain within Massachusetts. All vehicles and transportation equipment used in the transportation of cannabis products or edibles requiring temperature control for safety must be designed, maintained, and equipped as necessary to provide adequate temperature control to prevent the cannabis products or edibles from becoming unsafe during transportation, consistent with applicable requirements pursuant to 21 CFR 1.908(c).
Vehicles used for transport must be owned or leased by the Marijuana Establishment or transporter, and they must be properly registered, inspected, and insured in Massachusetts All vehicles must be equipped with a video system that includes at least one camera in the storage area and at least one camera in the driver area. All cameras must remain functional throughout the entire transportation process. All vehicles must also be equipped with an alarm system, and functioning heating and air conditioning. Cannabis may not be visible from outside the vehicle, and it must be transported in a secure, locked storage compartment. The vehicle may not have any external markings indicating that it is used to transport cannabis. Each vehicle must have a global positioning system, and any agent transporting cannabis must have access to a secure form of communication with the originating location. Firearms are forbidden inside the vehicle or on the person of an agent. Each transport must have a manifest filled out in triplicate.
Massachusetts CCC Inspections
The CCC or its agents may inspect a Marijuana Establishment and affiliated vehicles at any time without prior notice in order to determine compliance with all applicable laws and regulations. All areas of a Marijuana Establishment, all Marijuana Establishment agents and activities, and all records are subject to such inspection. Marijuana establishments must immediately upon request make available to the CCC all information that may be relevant to a CCC inspection, or an investigation of any incident or complaint. A Marijuana Establishment must make all reasonable efforts to facilitate the CCC’s inspection, or investigation of any incident or complaint, including the taking of samples, photographs, video or other recordings by the CCC or its agents, and to facilitate the

CCC’s interviews of Marijuana Establishment agents. During an inspection, the CCC may direct a Marijuana Establishment to test cannabis for contaminants as specified by the CCC, including but not limited to mold, mildew, heavy metals, plant-growth regulators, and the presence of pesticides not approved for use on cannabis by the Massachusetts Department of Agricultural Resources.
Moreover, the CCC is authorized to conduct a secret shopper program in retail establishments to ensure compliance with all applicable laws and regulations.
U.S. Attorney Statements in Massachusetts
On July 10, 2018, the U.S. Attorney for the District of Massachusetts, Andrew Lelling, issued a statement regarding the legalization of adult-use cannabis in Massachusetts. Mr. Lelling stated that since he has a constitutional obligation to enforce the laws passed by Congress, he would not immunize the residents of Massachusetts from federal law enforcement. He did state, however, that his office’s resources would be primarily focused on combating the opioid epidemic. He stated that considering those factors and the experiences of other states that have legalized adult-use cannabis, his office’s enforcement efforts would focus on the areas of (i) overproduction, (ii) targeted sales to minors, and (iii) organized crime and interstate transportation of drug proceeds.
To the knowledge of management, other than as disclosed in this prospectus, there have not been any statements or guidance made by federal authorities or prosecutors regarding the risk of enforcement action in Massachusetts. See “Risk Factors - U.S. state regulation of cannabis is uncertain.”
Michigan
Michigan Regulatory Landscape
In 2008, the Michigan Compassionate Care Initiative established a medical cannabis program for serious and terminally ill patients. This program, which was approved by the House but not acted upon and defaulted to a public initiative on the November ballot. Proposal 1 was approved by 63% of voters on November 8, 2008. Proposal 1 was then written into law and approved by Michigan’s lawmakers in December 2008. The resulting Act became the Michigan Medical Marihuana Act (“MMMA”). The MMMA provides access to state residents to cannabis and cannabis related products under one of 11 debilitating conditions, including epilepsy, cancer, HIV/AIDS, cancer and post-traumatic stress disorder. In July 2018, the Medical Marihuana Review Panel approved 11 additional conditions to the list of aliments to qualify for medical cannabis. The additional 11 include chronic pain, colitis and spinal cord injury.
In 2016, the Michigan legislature passed two new acts and also amended the original MMMA. The first act, the Medical Marihuana Facilities Licensing Act (“MMFLA”), effective December 20, 2016 and most recently amended effective December 7, 2021, establishes a licensing and regulation framework for medical cannabis growers, processors, secure transporters, provisioning centers, and safety compliance facilities. The second act, the Marihuana Tracking Act (“MTA”), establishes a “seed-to-sale” system to track cannabis that is grown, processed, transferred, stored, or disposed of under the MMFLA.
In November of 2018 Michigan voters, through another public ballot initiative approved the Michigan Regulation and Taxation of Marihuana Act (“MRTMA”) legalizing and establishing a licensing and regulatory framework for adult-use growers, processors, secure transporters, retailers, microbusinesses, event organizers, designated consumption establishments, and safety compliance facilities. The proposal was approved by nearly 56% of the voters. The state began taking applications for such on November, 1, 2019 and the first sales of adult-use marihuana took place on December 1, 2019. According to the Cowen report, Charting Cannabis: A U.S. State Level Deep Dive, published February 19, 2020, there were 125 open dispensaries in Michigan as of the end of 2019.
The Marihuana Regulatory Agency (“MRA”) is a separate agency within the Michigan Department of Licensing and Regulatory Affairs and is responsible for the oversight of cannabis in Michigan. The MRA consists of the Medical and Adult Marihuana Applications, Compliance, Scientific & Legal and Enforcement Divisions and the Michigan Medical Marihuana Program Division. The MRA is responsible for issuing cards to medical cannabis patients, and oversight and licensing of medical facilities and adult-use establishments.

The MRA and State of Michigan attempted to combine the medical and adult-use markets during the 2019-2020 legislative session, but the proposed bill did not receive a vote in both legislative bodies. However, while the MMFLA and MRTMA remain separate and distinct laws, the MRA adopted topic-based Administrative Rules in June 2020 which address both medical facilities and adult-use establishments.
On September 27, 2021, the MRA held a public hearing to receive comments on updated Administrative Rules that are intended to provide clarity and consistency to licensees in both the medical and adult-use markets. Final drafts of the amended Administrative Rules were published in January 2022. On March 7, 2022 the updated Administrative Rules went into effect.
Under both the MMFLA and MRTMA Michigan municipalities can choose if they will allow cannabis establishments or facilities, and the type and number of establishments or facilities within their jurisdiction. This includes licensing and zoning ordinances for many municipalities. Because each municipality is able to devise a unique set of rules for cannabis licenses, each facility or establishment in a different Michigan municipality may be subject to a different set of local ordinances.
Michigan Licenses
The below table lists our Michigan licenses:

Entity	License Number	City	Expiration Date / Renewal Date	Description
FPAW Michigan, LLC	AU-R-000286	Ann Arbor	11/27/2023	Adult Use License
FPAW Michigan, LLC	PC-000391	Battle Creek	07/29/2023	Medical Use License
FPAW Michigan, LLC	AU-R-000234	Battle Creek	11/27/2023	Adult Use License
FPAW Michigan, LLC	PC-000390	Detroit	07/29/2023	Medical Use License
FPAW Michigan, LLC	PC-000318	Morenci	07/29/2023	Medical Use License
FPAW Michigan, LLC	AU-R-000125	Morenci	11/27/2023	Adult Use License
FPAW Michigan, LLC	PC-000503	28th Street, Grand Rapids	07/29/2023	Medical Use License
FPAW Michigan, LLC	AU-R-000338	28th Street, Grand Rapids	11/27/2023	Adult Use License
FPAW Michigan, LLC	AU-R-000373	Scribner Ave, Grand Rapids	11/27/2023	Adult Use License
FPAW Michigan, LLC	PR-000171, GR-C-000742, GR-C-000856, GR-C-000857	Lansing	07/29/2023	Medical Processor License
FPAW Michigan, LLC	GR-C-000858, GR-C-000859, GR-C-000860, GR-C-000861	Lansing	07/29/2023	Medical Cultivation License
FPAW Michigan, LLC	AU-G-EX-000209, AU-G-EX-000210, AU-G-EX-000211, AU-G-EX-000212, AU-G-EX-000213	Lansing	11/27/2023	Adult Use Cultivation License
FPAW Michigan, LLC	AU-P-000145, AU-G-C000312, AU-G-C000327, AU-G-C000328, AU-G-C000329, AU-G-C000498	Lansing	11/27/2023	Adult Use Processor License

FPAW Michigan, LLC	PC-000791	East Lansing	07/29/2023	Medical License
FPAW Michigan, LLC	AU-R-000706	East Lansing	11/27/2023	Adult Use License
Michigan Storage and Security Requirements
Michigan licensees must meet the security requirements as set forth in the MRTMA, MMFLA and Administrative Rules. As such, licensees are required to include a security plan in their state license applications. The plan and required security measures include, but are not limited to, ensuring that visitors are escorted by an employee at all times; maintaining commercial locks or electronic access on all doors and windows; having an active alarm system for the premises; having a video surveillance system that records all areas where marihuana products are weighed, packed, stored, loaded, and unloaded for transportation, prepared, or moved; recording the access point to the surveillance system; recording the exterior and interior of entrances and exits; recording all areas within 20 feet of entrances and exits; recording in 720p resolution or higher; ensuring sufficient lighting for recording; maintaining recordings for at least 30 days and a log of all those with access to the surveillance system. All marihuana products must be stored in a secured limited or restricted access area on the licensed premises. General requirements for all cannabis business can be found in Michigan Administrative Rule 420.206.
Michigan Transportation Requirements
Except in limited circumstances, transportation of cannabis between licensees takes place via State licensed secure transporters. Transported products are entered into a manifest and the Michigan statewide monitoring system. Products are picked up from cultivators and processors by secure transporters and then delivered to destinations. For adult use products licensed transporters may also transfer products between our retail locations. A transporter must transport all cannabis products in a locked, secured, and sealed container that is not accessible while in transit. The container must be secured by a locked closed lid or door. Cannabis product must be labeled and kept in separate compartments or containers within the main locked, secured, and sealed container. If the transporter transports money associated with the purchase or sale of cannabis product between businesses, the transporter shall lock the money in a sealed container kept separate from the cannabis product and only accessible to the licensee and its employees. A transporter cannot maintain custody of the cannabis product for more than 96 hours without permission from the MRA.
Michigan Reporting Requirements
Michigan licensees must maintain on-site, or have electronic access to, all records of the establishment. Records are defined as books, ledgers, documents, writings, photocopies, correspondence, electronic storage media, electronically stored records, money receptacles, equipment in which records are stored, including data or information in the statewide monitoring system, or any other document that is used for recording information. Additionally, licensees must provide the state with an audited annual financial statements every three years, or a shorter period as may be determined by the MRA. This report must be conducted by an independent certified public accountant and includes information including but not limited to: sampling of all transaction done by the organization over the course of the year; employees and employment; bank accounts; management, revenues, METRC transactions, vendors, taxes, ownership and distributions, outsourcing, licensing agreements, and independent contractors. Additionally, licensees must report any change to operations, officers, owners, members, managers, applicants; changes in processing machinery or equipment, violations or local ordinances, changes in named applicant; changes in names; conveyances of interest in a license; modifications to businesses or business plans between inspections or submissions; changes in capacities; changes to ingress or egress; adverse reactions to marihuana products; criminal convictions, charges, civil judgements, lawsuits, legal proceedings, charges, or governmental investigations; employee discipline for misconduct related to product sales or transfers; diversion; theft; and any suspected criminal activity on the premises. The above issues, depending on the type, must be reported either before the change, within 24 hours thereof or within 10 days of notice thereof.

Michigan Site-Visits and Inspections
The MRA or its agents may inspect a licensee at any time without prior notice in order to determine compliance with all applicable laws and regulations. All areas of the licensed premises, all licensee employees, agents, and activities, and all records are subject to such inspection. Licensees must immediately upon request make available to the MRA all information that may be relevant to a MRA inspection, or an investigation of any incident or complaint.
MRA agents conduct initial pre-licensure inspections, a post-licensure inspection within 30 days of operation, and then semi-annual inspections thereafter. The Michigan Bureau of Fire Services also conducts fire safety plan reviews, initial pre-licensure and semi-annual inspections of licensees.
U.S. Attorney Statements in Michigan
On November 8, 2018, United States Attorneys Matthew Schneider and Andrew Birge for the Eastern and Western Districts of Michigan, respectively, issued a joint statement regarding the legalization of adult-use cannabis in Michigan. They stated that since they had taken oaths to protect and defend the Constitution and the laws of the United States, they would not immunize the residents of Michigan from federal law enforcement. They stated that they would continue to the investigation and prosecution of cannabis crimes as they do with any other crime. They stated they would consider the federal law enforcement priorities set by the DOJ, the seriousness of the crime, the deterrent effect of prosecution, and the cumulative impact of the crime on a community, while also considering their ability to prosecute with limited resources. They stated that combating illegal drugs was just one of many priorities, and that even within the area of drugs, they were focused on combating the opioid epidemic. They stated that they have not focused on prosecution of low-level offenders, which they stated would not change (unless aggravating factors were present). They did state that certain crimes involving cannabis could pose serious risks and harm to a community, including interstate trafficking, involvement of other illegal drugs or activity, persons with criminal records, presence of firearms or violence, criminal enterprises, gangs and cartels, bypassing local laws and regulations, potential for environmental contamination, risks to minors, and cultivation on federal property. On December 21, 2021, Dawn N. Ison was appointed as United States Attorney for the Eastern District of Michigan.
To the knowledge of management, other than as disclosed in this prospectus, there have not been any statements or guidance made by federal authorities or prosecutors regarding the risk of enforcement action in Michigan. See “Risk Factors - U.S. state regulation of cannabis is uncertain.”
New Jersey
New Jersey Regulatory Landscape
New Jersey’s medical cannabis program was introduced in January 2010 when then Governor Corzine signed the New Jersey Compassionate Use Medical Marijuana Act into law which legalized medical cannabis for patients with certain enumerated qualifying conditions. Medical cannabis sales began in December 2012 and as of the first quarter of 2021, there were 10 licensed and operational Adult Treatment Centers (“ATCs”) dispensing medical cannabis to patients. However, the state has accepted applications for satellite dispensaries for those operators, and we expect additional locations to open by the end of calendar year 2021. According to the Cowen report, Charting Cannabis: A U.S. State Level Deep Dive, published February 19, 2020, there were six open medical dispensaries in New Jersey as of the end of 2019.
In March 2018, under the direction of Governor Phil Murphy, who campaigned on a platform that included cannabis legalization, the New Jersey Department of Health (“NJ DOH”) issued the Executive Order 6 Report, which immediately expanded the medical cannabis program in numerous ways including adding chronic pain and anxiety as qualifying conditions, doubling the monthly product limit, and permitting current licensees to open satellite dispensaries. In August 2018, the NJ DOH began accepting applications for the licensing of six additional ATCs, and those licenses were awarded in December 2018. In August 2019, the NJ DOH accepted applications for the licensing of 24 additional ATCs, divvied among three regions (northern, central, southern) and three forms of endorsements (cultivation, dispensary, vertically integrated).

ATC licenses are awarded by a selection committee that evaluates applicants on the following general criteria: (1) submittal of mandatory organizational information; (2) ability to meet the overall health needs of qualified patients and safety of the public; (3) history of compliance with regulations and policies governing government-regulated cannabis programs; (4) ability and experience of applicant in ensuring an adequate supply of cannabis; (5) community support and participation; (6) ability to provide appropriate research data; (7) experience in cultivating, manufacturing, or dispensing cannabis in compliance with government-regulated cannabis programs; and (8) workforce and job creation plan. Information required to be submitted is wide-ranging, and includes identification information and background checks of principals, employees, directors, and other stakeholders, and evidence of compliance with certain state and local laws and ordinances.
ATCs are subject to a detailed regulatory scheme encompassing security, staffing, point-of-sale systems, manufacturing standards, hours of operation, delivery, advertising and marketing, product labeling, records and reporting, and more. As with all jurisdictions, the full regulations (N.J.A.C. 8:64 et seq.) should be consulted for further information about any particular operational area. For example (and not by limitation), ATCs are subject to a number of regulations regarding their policies, procedures, records, and reporting. For example, ATCs must develop oversight procedures; procedures to ensure safe growing and dispensing operations; security policies; inventory protocols; disaster plans; pricing standards; and crime prevention plans and must maintain careful records, including organizational charts; facility documents; supply-and-demand projections; general business records; detailed sales records; and detailed personnel and training records. ATCs must provide substantial training for their employees and must maintain an alcohol and drug-free workplace.
Licenses are renewed annually, and applications therefore must be submitted 60-days prior to expiration of the license then in force and effect. Provided that the requisite renewal fees are paid, the renewal application is submitted in a timely manner, and there are no material violations associated with the license, license holders can expect to receive a renewal in the ordinary course of business.
On November 3, 2020, voters in New Jersey approved an amendment to the state’s constitution to legalize cannabis for adult use in New Jersey. On February 22, 2021, New Jersey Governor Phil Murphy signed into law three bills which, taken together, give effect to the amendment and decriminalize small amounts of cannabis possession in New Jersey. The Cannabis Regulatory Commission (“CRC”) was created to establish rules and regulations governing the sale and purchase of adult-use cannabis, to administer the state’s medicinal cannabis program, and to oversee licensing for all areas of the cannabis industry. On August 19, 2021, the CRC voted to adopt initial rules regulating the adult-use cannabis market, Special Adopted New Rules: N.J.A.C. 17:30. In December of 2021, license applications opened for adult-use cultivators, manufacturers, and testing laboratories. In March of 2022, license applications opened for adult-use dispensaries and the first conditional recreation business applications were approved. On April 21, 2022 the first adult-use sales began.
New Jersey Licenses
Ascend New Jersey, LLC is permitted to open three dispensaries and one cultivation under its ATC and adult use license. Ascend New Jersey, LLC is an indirect subsidiary of the Company.
The below table lists our New Jersey licenses:

Entity	License Number	City	Expiration Date / Renewal Date	Description
Ascend New Jersey, LLC	9292020	Franklin	12/31/2022	Medical Cultivation License
Ascend New Jersey, LLC	C000002	Franklin	04/17/2023	Adult Use Cultivation License
Ascend New Jersey, LLC	M000001	Franklin	04/17/2023	Adult Use Manufacturing License
Ascend New Jersey, LLC	9292020	Montclair	12/31/2022	Medical License

Ascend New Jersey, LLC	RE00015	Montclair	06/05/2023	Adult Use License
Ascend New Jersey, LLC	9292020	Rochelle Park	12/31/2022	Medical License
Ascend New Jersey, LLC	RE000012	Rochelle Park	04/20/2023	Adult Use License
Ascend New Jersey, LLC	9292020	Fort Lee	12/31/2022	Medical License
Ascend New Jersey, LLC	RE000259	Fort Lee	11/14/2023	Adult Use License
New Jersey Storage and Security Requirements
All ATCs and adult use cannabis businesses are required to provide effective controls and procedures to guard against theft and diversion of cannabis including, when appropriate, systems to protect against electronic records tampering. With respect to security and inventory protocols, ATCs and adult use cannabis businesses are required to maintain security and alarm systems in good working order; test and inspect such security systems; employ policies to limit unauthorized access to areas containing cannabis; adopt security protocols to protect personnel; minimize exterior access and ensure the exterior of the facility has adequate lighting; and notify the proper authorities of reportable losses, security breaches, alarm activations, and electrical failures.
Further, all ATCs and adult use cannabis businesses must install, maintain in good working order and operate a safety and security alarm system at its authorized physical address(es) that will provide suitable protection 24 hours a day, seven days a week against theft and diversion and that provides, at a minimum: (i) immediate automatic or electronic notification to alert state or local police agencies to an unauthorized breach of security at the ATC or adult use cannabis business; and (ii) a backup system that activates immediately and automatically upon a loss of electrical support and that immediately issues either automatically or electronic notification to state or local police agencies of the loss of electrical support. ATCs and adult use cannabis businesses must also implement appropriate security and safety measures to deter and prevent the unauthorized entrance into areas containing cannabis and the theft of cannabis and security measures that protect the premises, registered qualifying patients, registered primary caregivers and principal officers, directors, board members and employees of the ATC and adult use cannabis business. Each ATC and adult use cannabis business must establish a protocol for testing and maintenance of the security alarm system and conduct maintenance inspections and tests of the security alarm system at the ATC's and adult use cannabis business’ authorized location at intervals not to exceed 30 days from the previous inspection and test, and it must promptly implement all necessary repairs to ensure the proper operation of the alarm system. In the event of a failure of the security alarm system due to a loss of electrical support or mechanical malfunction that is expected to last longer than eight hours, an ATC must notify NJ DOH and the CRC and either provide alternative security measures or close the affected facilities until service is restored. Finally, each ATC and adult use cannabis business must equip its interior and exterior premises with electronic monitoring, video cameras, and panic buttons.
New Jersey Reporting Requirements
The reporting requirements for ATCs are governed by N.J.A.C. 8:64-4.3. The State of New Jersey allows ATCs to choose their method of electronic verification and a T&T system. In the course of operations, ATCs are required to conduct detailed monthly inventories and an annual comprehensive inventory. ATCs must retain records for at least two years. The reporting requirements for adult use cannabis businesses are governed by N.J.A.C. 17:30-9.11.
New Jersey Site-Visits & Inspections
ATCs are subject to inspection by NJ DOH at any time, with or without notice. ATCs must provide immediate access to all facilities, materials, and information requested by NJ DOH. Failure to cooperate with an onsite assessment and or to provide access to the premises or information may be grounds to revoke the permit of the ATC and to refer the matter to state law enforcement agencies. If a problem is discovered, the ATC must notify NJ DOH in writing, with a postmark date that is within 20 business days of the date of the notice of violations, of the corrective actions the ATC has taken to correct the violations and the date of implementation of the corrective actions. Additionally, the NJ DOH is continually monitoring the operations of the ATC through our security and surveillance systems. The NJ DOH has the ability to access our surveillance system at any time and therefore may conduct a visual inspection of the premises at any time.
Adult use cannabis businesses are subject to inspection by the CRC at any time, with or without notice. adult use cannabis businesses must provide immediate access to all facilities, materials, and information requested by the CRC. Pursuant to N.J.A.C. 17:30-17.4, if the CRC identifies a violation, the CRC shall provide notice of the violation, including an official written report of the findings and the nature of the violation, to the adult use cannabis business within 7 business days following the onsite assessment or other identification of the violation. If a problem is discovered, the adult use cannabis business must notify the CRC in writing, with a postmark date that is within 20 business days of the date of the notice of violations, of the corrective actions the adult use cannabis business has taken to correct the violations and the date of implementation of the corrective actions.
New Jersey Transportation Requirements
An ATC that is authorized by permit to cultivate medical cannabis at one location and to dispense it at a second location shall transport only usable cannabis from the cultivation site to the dispensing site according to a delivery plan submitted to the NJ DOH. Each vehicle must be staffed with at least two registered ATC employees. At least one delivery team member shall remain with the vehicle at all times that the vehicle contains medical cannabis. Each delivery team member shall have access to a secure form of communication with the ATC, such as a cellular telephone, at all times that the vehicle contains medical cannabis. Each delivery team member must possess their ATC employee identification card at all times and shall produce it to NJ DOH staff or law enforcement officials upon demand.
Each transport vehicle needs to be equipped with a secure lockbox or locking cargo area, which shall be used for the sanitary and secure transport of medical cannabis. Each ATC must maintain current commercial automobile liability insurance on each vehicle used for transport of medical cannabis in the amount of $1 million per incident. Each ATC must ensure that vehicles used to transport medical cannabis bear no markings that would either identify or indicate that the vehicle is used to transport medical cannabis, and each trip must be completed in a timely and efficient manner, without intervening stops or delays. Each ATC shall maintain a record of each transport of medical cannabis in a transport logbook, which must include dates and times of trips, names of employees on the delivery team, relevant facts about the products transported and the signatures of the delivery team.
ATCs must report any vehicle accidents, diversions, losses, or other reportable events that occur during transport to the permitting authority in accordance with New Jersey law.
Home delivery is not permitted under New Jersey law. An ATC may not deliver cannabis to the home or residence of a registered qualifying patient or primary caregiver.
An adult use cannabis business may securely transport cannabis items to another cannabis business, or it may use a licensed cannabis distributor for such transport. A license holder may transport between multiple cannabis business premises or to another cannabis business anywhere in the state using a delivery vehicle, as required under N.J.A.C 17:30-9.15.
Each transport vehicle needs to be equipped with a GPA device identifying the geographic location of the delivery vehicle, a secure lockbox or locking cargo area, and functional heating and cooling, which shall be used for the sanitary and secure transport of cannabis. Each adult use cannabis business must maintain current commercial automobile liability insurance on each vehicle used for transport of medical cannabis in the amount of $1 million per incident. Each adult use cannabis business must ensure that vehicles used to transport cannabis bear no markings that would either identify or indicate that the vehicle is used to transport cannabis, and each trip must be completed in a timely and efficient manner, without intervening stops or delays. Each adult use cannabis business shall maintain a record of each transport of cannabis in a transport logbook, which must include dates and times of trips, names of employees on the delivery team, relevant facts about the products transported and the signatures of the delivery team.
An adult use cannabis business shall report any vehicle accidents, diversions, losses, or other reportable events that occur during transport to the CRC in accordance with N.J.A.C. 17:30-9.11.

Pursuant to N.J.A.C. 17:30-12.8, a license holder holding a Class 6 Cannabis Delivery license may be authorized by a cannabis retailer to deliver cannabis items to consumers on behalf of that cannabis retailer. In transit, the cannabis items shall be locked and stored in a sanitary and secure lockbox. There must be real time GPA tracking of the delivery vehicle and the delivery service shall only deliver to a residence in New Jersey, to a legal customer whose age has been verified by an examination of the consumer’s identification. Each ATC shall maintain a record of each transport of medical cannabis in a transport logbook, which must include dates and times of trips, names of employees on the delivery team, relevant facts about the products transported and the signatures of the delivery team. Each adult use cannabis business must maintain current commercial automobile liability insurance on each vehicle used for transport of medical cannabis in the amount of $1 million per incident. Each adult use cannabis business must ensure that vehicles used to transport cannabis bear no markings that would either identify or indicate that the vehicle is used to transport cannabis, and each trip must be completed in a timely and efficient manner, without intervening stops or delays. Each adult use cannabis business shall maintain a record of each transport of cannabis in a transport logbook, which must include dates and times of trips, names of employees on the delivery team, relevant facts about the products transported and the signatures of the delivery team.
U.S. Attorney Statements in New Jersey
To the knowledge of management, other than as disclosed in this prospectus, there have not been any statements or guidance made by federal authorities or prosecutors regarding the risk of enforcement action in New Jersey. See “Risk Factors - U.S. state regulation of cannabis is uncertain.”
Ohio
Ohio Regulatory Landscape
Effective September 8, 2016, House Bill 523 legalized the use of medical cannabis for 26 debilitating conditions as prescribed by a licensed physician. The Ohio Medical Marijuana Control Program (“OMMCP”) allows people with certain medical conditions, including Alzheimer’s disease, HIV/AIDS, ALS, cancer, traumatic brain injury, chronic pain, post-traumatic stress disorder and cachexia, to purchase medical cannabis. Though Ohio was required to implement a fully operational OMMCP by September 8, 2018 with a controlled system for cultivation, laboratory testing, physician/patient registration and dispensing, the timeline was delayed until November 2018. Regulatory oversight is shared between three offices; (a) the Ohio Department of Commerce with respect to overseeing cultivators, processors and testing laboratories; (b) the Ohio Board of Pharmacy with respect to overseeing retail dispensaries and the registration of patients and caregivers, and (c) the State Medical Board of Ohio with respect to certifying physicians to recommend medical cannabis. The OMMCP will permit limited product types including oils, tinctures, plant materials and edibles. Adult-use and the smoking of cannabis flower are prohibited. Adult-use and the smoking of cannabis flower are prohibited. As of June 2022, there were approximately 278,731 registered patients allowed to purchase cannabis products from a dispensary. As of June 2022, there were 58 open dispensaries in Ohio.
Ohio Licenses
To be considered for approval of a provisional dispensary, cultivation or a processing license, the applicant must complete all mandated requirements. To obtain a certificate of operation for a medical cannabis dispensary, cultivation facility or processing facility, the prospective licensee must be capable of operating in accordance with Chapter 3796 of the Revised Code, the Medical Marijuana Control Program. Dispensary certificates of operation carry two-year terms, while certificates of operation for cultivators and processors must be renewed annually.
A certificate of operation will expire on the date identified on the certificate. A licensee will receive written or electronic notice 90 days before the expiration of its certificate of operation. The licensee must submit the renewal information at least 45 days prior to the date the existing certificate expires. The information required for the license renewal includes, but is not limited to, the following: (a) a roster that includes the dispensary’s employees’ names, (b) the history of compliance with regulations, and (c) the number and severity of any violations. If a licensee’s renewal application is not filed prior to the expiration date of the certificate of operation, the certificate of operation will be suspended for a maximum of 30 days. After 30 days, if the dispensary has not successfully renewed the certificate of operation, including the payment of all applicable fees, the certificate of operations will be deemed expired.
BCCO, LLC and Ohio Cannabis Clinic, LLC each operate one dispensary, and Hemma, LLC operates a cultivation facility. Marichron Pharma, LLC holds a processing license.
The below table lists the licenses held by our subsidiaries and contractual parties hold in Ohio:

Entity	License Number	City	Expiration Date / Renewal Date	Description
BCCO, LLC	MMD.0700075	Carroll	07/01/2023	Medical Dispensary
Hemma, LLC	MMCPC0014	Monroe	09/10/2023	Medical Cultivation
Hemma, LLC	MMCPP00125	Monroe	01/17/2023	Medical Cultivation - License to Package, Sell, Deliver
Ohio Cannabis Clinic, LLC	MMD.0700089	Coshocton	07/01/2023	Medical Dispensary
Marichron Pharma, LLC	MMCPP00082	Monroe	03/23/2023	Medical Processing
Ohio Storage Requirements
Ohio has selected METRC as the T&T system. Individual licensees, whether directly or through third-party APIs, are required to push data to the state to meet all reporting requirements. A holder of a processing or cultivation license must track and submit through the inventory tracking system any information the Ohio Department of Commerce determines necessary for maintaining and tracking medical cannabis extracts and products.
A holder of a cultivation license must conduct a weekly inventory of medical cannabis which includes (a) date of inventory; (b) amount of medical cannabis on hand; (c) total count of plants, whether in the flowering, vegetative, or clone phase of growth and organized by room in which the plants are being grown; (d) amount of medical cannabis sold since previous weekly inventory; (e) date, quantity, and method of disposal of medical cannabis; (f) summary of the inventory findings; and (g) name, signature, and title of the employees who conducted the inventory and oversaw the inventory. On an annual basis and as a condition for renewal of a cultivation license, a holder of a cultivation license must conduct a physical, manual inventory of the medical cannabis on hand at the cultivation facility and compare the findings to an annual inventory report generated using the inventory tracking system.
A holder of a processing license must conduct weekly inventory of medical cannabis which includes (a) the date of the inventory, (b) net weight of plant material and the net weight and volume of medical cannabis extract, (c) net weight and unit count of medical cannabis products prepared or packaged for sale to a dispensary, (d) the amount of medical cannabis and medical cannabis products sold since previous weekly inventory; (e) the date, quantity, and method of disposal of any plant material, medical cannabis extract, and medical cannabis products; (f) a summary of the inventory findings; and (g) name, signature and employees who conducted the inventory and oversaw the inventory. On an annual basis and as a condition for renewal of a processing license, a holder of a processing license shall conduct a physical, manual inventory of plant material, medical cannabis extract, and medical cannabis products on hand at the processor and compare the findings to an annual inventory report generated using the inventory tracking system. A holder of a processing license must store plant material, medical cannabis extract, and medical cannabis product inventory on the premises in a designated, enclosed, locked area and accessible only by authorized individuals.
A holder of a dispensary license must use the METRC T&T system to push data to the Ohio Board of Pharmacy on a real-time basis. The following data must be transmitted (a) each transaction and each day’s beginning inventory, acquisitions, sales, disposal and ending inventory, (b) acquisitions of medical cannabis from a licensed processor or cultivator holding a plant-only processor designation, (c) name and license number of the licensed dispensary employee receiving the medical cannabis and, (d) other information deemed appropriate by the Ohio State Board of Pharmacy. A dispensary’s designated representative shall conduct the inventory at least once a week.

Records of each day’s beginning inventory, acquisitions, sales, disposal and ending inventory shall be kept for a period of three years.
The dispensary licensee must restrict access areas and keep stock of medical cannabis in secured area enclosed by a physical barrier with suitable locks and an alarm system capable of detecting entry at a time when licensed dispensary employees are not present. Medical cannabis must be stored at appropriate temperatures and under appropriate conditions to help ensure that its identity, strength, quality and purity are not adversely affected.
Ohio Security Requirements
All licensees must have a security system that remains operational at all times and that uses commercial grade equipment to prevent and detect diversion, theft or loss of medical cannabis, including (a) a perimeter alarm, (b) motion detectors, and (c) duress and panic alarms. All licensees must also employ a holdup alarm, which means a silent alarm signal generated by the manual activation of a device intended to signal a robbery in progress. Processing and cultivation facilities are also required to have secondary alarm systems installed and monitored by a vendor that differs from the primary alarm system.
Video cameras at a dispensary must be positioned at each point of egress and each point of sale. The cameras must capture the sale, the individuals and the computer monitors used for the sale, approved safes, approved vaults and any area where cannabis is stored, handled or destroyed. Video surveillance recording must operate 24 hours a day, seven days a week. Recording from all video cameras during hours of operation must be made available for immediate viewing by the Ohio State Board of Pharmacy upon request and must be retained for at least six months.
Video cameras at a processing or cultivation facility must be directed at all approved safes, approved vaults, and any other area where plant material, medical cannabis extract, or medical cannabis products are being processed, stored, handled or destroyed. Video surveillance must take place 24 hours a day, seven days a week. Recordings from all video cameras during hours of operation must be readily available for immediate viewing by the Ohio regulatory bodies upon request and must be retained for at least six months. Video recording must be maintained for at least a 45-day period. Video recording must be maintained beyond the 45-day period when the cultivator or processor becomes aware of a pending criminal, civil or administrative investigation or legal proceeding for which a recording may contain relevant information. The cultivator or processor must retain an unaltered copy of the recording until the investigation or proceeding is closed or the entity conducting the investigation or proceeding is closed or the entity conducting the investigation or proceeding notifies the cultivator or processor that it is no longer necessary to retain the recording.
Ohio Reporting Requirements
A holder of a processing license must maintain the following records: (a) samples sent for testing, (b) disposal of products, (c) tracking of inventory, (d) form and types of medical cannabis maintained at the processing facility on a daily basis, (e) production records, including extraction, refining, manufacturing, packaging and labeling, (f) financial records, (g) employee records and (h) purchase invoices, bills of lading, manifests, sales records, copies of bills of sale, and any supporting documents, including the items and/or services purchased, from whom the items were purchased, and the date of purchase. Records must be maintained for five years.
A holder of a cultivation license must maintain the following records: (a) forms and types of medical cannabis maintained at the cultivator on a daily basis; (b) soil amendment, fertilizers, pesticides, or other chemicals applied to the growing medium or plants or used in the process of growing medical cannabis; (c) production records, including planting, harvesting and curing, weighing, and packaging and labeling; (d) financial records; (e) employee records; and (f) purchase invoices, bills of lading, manifests, sales records, copies of bills of sale, and any supporting documents, including the items and/or services purchased, from whom the items were purchased, and the date of purchase. Records will be maintained for five years.
A holder of a dispensary license must maintain the following records (a) confidential storage and retrieval of patient information or other medical cannabis records, (b) records of all medical cannabis received, dispensed, sold, destroyed, or used, (c) dispensary operating procedures, (d) a third-party vendor list, (e) monetary transactions, and (f) journals and ledgers. All records relating to the purchase or return, dispensing, distribution, destruction, and sale of medical cannabis must be maintained under appropriate supervision and control to restrict unauthorized access on the licensed premises for a five-year period.
Ohio Transportation Requirements
Medical cannabis entities must maintain a transportation log in METRC containing the names and addresses of the medical cannabis entities sending and receiving the shipment, names and registration numbers of the registered employees transporting the medical cannabis or the products containing medical cannabis, the license plate number and vehicle type that will transport the shipment, the time of departure and estimated time of arrival, the specific delivery route, which includes street names and distances; and the total weight of the shipment and a description of each individual package that is part of the shipment, and the total number of individual packages. Copies of the log described above must be transmitted to the recipient and to the Ohio Department of Commerce through METRC before 11:59 p.m. on the day prior to the trip.
Vehicles transporting medical cannabis or cannabis products must be insured as required by law, store the products in locked compartments, ensure that the products are not visible from outside the vehicle, be staffed with two employees registered with the department (with one remaining with the vehicle at all times) and have access to the 911 emergency system. Vehicles must not be marked with any marks or logos.
Trips must be direct, other than to refuel the vehicle. Drivers must have their employee identification cards on their person at all times and must ensure that delivery times and routes are randomized. A copy of the transportation log must be carried during the trip.
Ohio Inspections Requirements
The submission of an application that results in the issuance of a provisional license or certificate of operation for a cultivator irrevocably gives the Ohio Department of Commerce consent to conduct all inspections necessary to ensure compliance with the cultivator's application, state and local law and regulators. An inspector conducting an inspection pursuant to this rule shall be accompanied by a “type 1” key employee during the inspection. The inspector may review and make copies of records, enter any area of a facility, inspect vehicles, equipment, premises, and question employees, among other actions. Dispensaries are not permitted to deliver cannabis products to the homes of patients or their designated caregivers.
Dispensaries in Ohio are subject to random and unannounced dispensary inspections and medical cannabis testing by the Ohio Board of Pharmacy. The Ohio Board of Pharmacy and its representatives may enter facilities and vehicles where medical cannabis is held and conduct inspections in a reasonable manner each place and all pertinent equipment, containers and materials and data. The Ohio Board of Pharmacy may also obtain any medical cannabis or related products from such facility.
U.S. Attorney Statements in Ohio
To the knowledge of management, other than as disclosed in this prospectus, there have not been any statements or guidance made by federal authorities or prosecutors regarding the risk of enforcement action in Ohio. See “Risk Factors - U.S. state regulation of cannabis is uncertain.”
Pennsylvania
Pennsylvania Regulatory Landscape
The Pennsylvania medical marijuana program was signed into law on April 17, 2016, under Act 16 (“Act 16”) and provided access to state residents with one or more of 17 qualifying conditions, including: epilepsy, chronic pain and PTSD. On March 22, 2018, it was announced that the final phase of the Pennsylvania medical marijuana program would initiate its rollout, which included 13 additional cultivation/processing licenses and 23 additional dispensary licenses. It was announced on April 17, 2018, that dry flower would be included in the regulations as an approved product form for sale and consumption (in addition to the already approved forms of concentrates, pills, and tinctures). Simultaneously, it was announced that the list of qualifying conditions would expand from 17 to 21, including additions of cancer remission therapy and opioid-addiction therapy. On July 20, 2019, two more qualifying medical conditions were added, bringing the total to 23.
On June 30, 2021, Pennsylvania Governor Tom Wolf signed into law H.B. 1024 (“Act 44”), which made revisions to Pennsylvania’s medical marijuana program, including codification of certain practices permitted under emergency orders issued in response to the COVID-19 pandemic. The changes permit a wider range of individuals to serve as caregivers, including employees of long-term care and nursing facilities. The changes also permit dispensaries some additional operational flexibility, including providing limited, on-site outdoor order pickups, providing remote patient consultations, and providing medical dosages up to a 90 days' supply as opposed to a 30 days' supply.
On July 11, 2022, Pennsylvania Governor Tom Wolf signed into law H.B. 311, containing an amendment that states that a “financial institution authorized to engage in business in this Commonwealth may provide financial services to or for the benefit of a legitimate cannabis -related business.” The same protections will apply to insurers.
As of July, 2022, adult use of cannabis remains illegal.
Pennsylvania Licenses / Regulations
There are two principal license categories in Pennsylvania: (1) cultivation/processing and (2) dispensary. All cultivation/processing establishments and dispensaries must register with Pennsylvania Department of Health under the provisions of Act 16 (35 P.S. §§ 10231.101—10231.2110) and Chapters 1141, 1151 and 1161 of the Pennsylvania regulations. Registration certificates are valid for a period of one year and are subject to annual renewals after required fees are paid and the business remains in good standing. The Pennsylvania Department of Health must renew a permit unless it determines the applicant is unlikely to maintain effective control against diversion of medical cannabis and the applicant is unlikely to comply with all laws as prescribed under the Pennsylvania medical marijuana program.
Under applicable laws, the licenses permit the license holder to cultivate, manufacture, process, package, sell and purchase medical marijuana pursuant to the terms of the licenses, which are issued by the Pennsylvania Department of Health under the provisions of Act 16 and Pennsylvania regulations. The medical cultivation/processing licenses permit the licensee to acquire, possess, cultivate, manufacture/process into medical marijuana products and/or medical marijuana-infused products, deliver, transfer, have tested, transport, supply or sell marijuana and related supplies to medical marijuana dispensaries. The retail dispensary licenses permit the license holder to purchase marijuana and marijuana products from cultivation/processing facilities, as well as allow the sale of marijuana and marijuana products.
On March 5, 2021, the Department of Health proposed permanent regulations relating to medical marijuana, replacing the temporary regulations governing the program through its history. These proposed regulations are in substantially the same form as the temporary regulations, with only a few distinctions. One proposed revision identifies that a medical marijuana organization’s change in ownership without the Department of Health’s knowledge and written approval of all individuals affiliated with the medical marijuana organization would be a violation of the act and proposed rules. The proposed regulations also require dispensaries and grower/processors to supplement ongoing reports to the Department of Health with information related to the average price per unit of medical marijuana products sold, as opposed to the per-dose price. The proposed rules also increase the list of reasons for which the Department of Health may suspend or revoke a medical marijuana organization’s permit by adding falsification of information on any applications submitted to the Department of Health. The proposed regulations also address training, identifying that principals, as well as employees, who have direct contact with patients or caregivers or who physically handle medical marijuana plants, seeds and products must also complete a training.

The below table lists the licenses applied for by our subsidiaries and contractual parties hold in Pennsylvania:

Entity	Clinical Registrant Number	City	Expiration / Renewal Date	Description
Story of PA CR, LLC	CR-01-GP21-5101	Smithfield	03/01/2023	Medical Cultivation / Processor License
Story of PA CR, LLC	CR01-D21-2101	Scranton	03/01/2023	Medical License
Story of PA CR, LLC	CR01-D21-2101	Wayne	03/01/2023	Medical License
Pennsylvania Storage / Reporting / Inventory Requirements
A dispensary shall have separate and locked limited access areas for storage of medical marijuana products that are expired, damaged, deteriorated, mislabeled, contaminated, recalled, or whose containers or packaging have been opened or breached until the medical marijuana products are returned to a grower/processor, destroyed or otherwise disposed of as required under § 1151.40 (relating to management and disposal of medical marijuana waste). A dispensary shall maintain all storage areas in a clean and orderly condition and free from infestation by insects, rodents, birds and pests.
A grower/processor shall ensure that a facility has separate and locked limited access areas for storage of seeds, immature medical marijuana plants, medical marijuana plants, medical marijuana and medical marijuana products that are expired, damaged, deteriorated, mislabeled, contaminated, recalled or whose containers or packaging have been opened or breached until the seeds, immature medical marijuana plants, medical marijuana plants, medical marijuana and medical marijuana products are destroyed or otherwise disposed of as required under § 1151.40 (relating to management and disposal of medical marijuana waste). A grower/processor facility shall maintain all storage areas in a clean and orderly condition and free from infestation by insects, rodents, birds and pests.
A grower/processor and dispensary shall use the electronic tracking system prescribed by the Department of Health containing the requirements in section 701 of Act 16 (35 P.S. § 10231.701). Pennsylvania has elected to use MJ Freeway’s electronic tracking system.
A dispensary shall maintain the following inventory data in its electronic tracking system; (1) medical marijuana products received from a grower/processor; (2) medical marijuana products dispensed to a patient or caregiver; (3) damaged, defective, expired or contaminated medical marijuana products awaiting return to a grower/processor or awaiting disposal. A dispensary shall establish inventory controls and procedures to conduct monthly inventory reviews and annual comprehensive inventories of medical marijuana products at its facility. A written or electronic record shall be created and maintained of each inventory which includes the date of the inventory, a summary of the inventory findings, and the employee identification numbers and titles or positions of the individuals who conducted the inventory.
A grower/processor shall maintain the following inventory data in its electronic tracking system which must include an accounting of and an identifying tracking number for; (1) the number, weight and type of seeds; (2) the number of immature medical marijuana plants; (3) the number of medical marijuana plants; (4) the number of medical marijuana products ready for sale; (5) the number of damaged, defective, expired or contaminated seeds, immature medical marijuana plants, medical marijuana plants, medical marijuana and medical marijuana products awaiting disposal. A grower/processor shall establish inventory controls and procedures to conduct inventory reviews and comprehensive inventories at its facility. The following requirements apply; (1) inventory reviews of medical marijuana plants in the process of growing, and medical marijuana and medical marijuana products that are being stored for future sale shall be conducted monthly; (2) comprehensive inventories of seeds, immature medical marijuana plants, medical marijuana plants, medical marijuana and medical marijuana products shall be conducted at least annually. A written or electronic record shall be created and maintained of each inventory conducted under this requirement that includes the date of the inventory, a summary of the inventory findings, and the employee identification numbers and titles or positions of the individuals who conducted the inventory.

Pennsylvania Security Requirements
A grower/processor shall have security and surveillance systems, utilizing commercial-grade equipment, to prevent unauthorized entry and to prevent and detect an adverse loss. The security and surveillance systems must include, subject to additional requirements of the Department of Health, (1) a professionally monitored security alarm system that includes: (i) coverage of all facility entrances and exits, (ii) two silent security alarms, (iii) an audible security alarm, (iv) a device capable of sending a prerecorded voice message requesting dispatch to a law enforcement, public safety or emergency services agency, (v) a failure notification system that provides an alert to a designated security person within 5 minutes after the failure, (vi) smoke and fire alarms, (vii) auxiliary power sufficient to maintain operation of specified growing and processing areas for at least 48 hours following a power outage, (viii) the ability to ensure all access doors are not solely controlled by an electronic access panel to prevent locks from becoming released during a power outage, and (ix) motion detectors; (2) a professionally monitored security and surveillance system that is operational 24 hours per day, 7 days per week and records all activity in images capable of clearly revealing facial detail; (3) the ability to display the date and time clearly and accurately; (4) the ability to record and store all images captured by each surveillance camera for a minimum of 2 years in a format that may be easily accessed for investigative purposes; (5) a security alarm system separate from the facility’s primary security system covering the limited access area or other room where the recordings under paragraph (4) are stored.
The Department of Health also requires certain inspection and document retention policies as well the installation of commercial-grade, nonresidential steel doors and door locks on each room where seeds, immature medical marijuana plants, medical marijuana plants, medical marijuana and medical marijuana products are stored, and on each external door of the facility.
A dispensary shall have security and surveillance systems, utilizing commercial-grade equipment, to prevent unauthorized entry and to prevent and detect an adverse loss. The security and surveillance system must include, subject to additional requirements of the Department of Health, (1) a professionally monitored security alarm system that includes: (i) coverage of all facility entrances and exits, (ii) two silent security alarms, (iii) an audible security alarm, (iv) a device capable of sending a prerecorded voice message requesting dispatch to a law enforcement, public safety or emergency services agency, (v) a failure notification system that provides an alert to a designated security person within 5 minutes after the failure, (vi) smoke and fire alarms, (vii) auxiliary power sufficient to maintain security and surveillance systems for at least 48 hours following a power outage, (viii) the ability to ensure all access doors are not solely controlled by an electronic access panel to prevent locks from becoming released during a power outage, and (ix) motion detectors; (2) a professionally-monitored security and surveillance system that is operational 24 hours per day, 7 days per week and records all activity in images capable of clearly revealing facial detail; (3) the ability to clearly and accurately display the date and time; (4) the ability to record and store all images captured by each surveillance camera for a minimum of 2 years in a format that may be easily accessed for investigative purposes; (5) a security alarm system separate from the facility’s primary security system covering the limited access area or other room where the recordings under paragraph (4) are stored. The separate security alarm system must meet the same requirements as the facility’s primary security alarm system. The Department of Health also requires certain inspection and document retention policies as well as access restrictions for certain personnel to the security system and security records.
Pennsylvania Transportation Requirements
A grower/processor may transport and deliver seeds, immature medical marijuana plants, medical marijuana plants, medical marijuana and medical marijuana products to a medical marijuana organization or an approved laboratory in Pennsylvania in accordance with certain guidelines promulgated by the Department of Health, including but not limited to, requiring (1) the use of a global positioning system to ensure safe, efficient delivery of the seeds, immature medical marijuana plans, medical marijuana plants, medical marijuana and medical marijuana products to a medical marijuana organization or approved laboratory between 7 a.m. and 9 p.m.; and (2) a transport vehicle must be staffed with at least two individuals, at least one of whom must remain with the vehicle at all times that the vehicle contains seeds, immature medical marijuana plans, medical marijuana plants, medical marijuana and medical marijuana products to ensure the security of the products.

A dispensary may transport and deliver medical marijuana products to a medical marijuana organization in Pennsylvania in accordance with certain guidelines promulgated by the Department of Health, including but not limited to, requiring (1) the use of a global positioning system to ensure safe, efficient delivery of the medical marijuana products to a medical marijuana organization between 7 a.m. and 9 p.m.; and (2) transport vehicle must be staffed with at least two individuals, at least one of whom must remain with the vehicle at all times that the vehicle contains medical marijuana products to ensure the security of the products.
Pennsylvania Inspections
The Department of Health may conduct announced or unannounced inspections or investigations to determine the medical marijuana organization’s compliance with its permit, Act 16, or the regulations. An investigation or inspection may include but is not limited to; (1) inspection of a medical marijuana organization’s site, facility, vehicles, books, records, papers, documents, data, and other physical or electronic information; (2) questioning of employees, principals, operators, financial backers, authorized agents of, and any other person or entity providing services to the medical marijuana organization; and (3) inspection of a grower/processor facility’s equipment, instruments, tools and machinery that are used to grow, process and package medical marijuana, including containers and labels.
U.S. Attorney Statements in Pennsylvania
To the knowledge of management, other than as disclosed in this prospectus, there have not been any statements or guidance made by federal authorities or prosecutors regarding the risk of enforcement action in Pennsylvania. See “Risk Factors - U.S. state regulation of cannabis is uncertain.”
Recent Developments
On November 21, 2022, Emily Paxhia informed the Company that she will be resigning as a member of the Company’s board of directors (the “Board”) effective upon the earlier of December 1, 2022 and the appointment of a new independent director to the Board.
Effective November 23, 2022, the Company will appoint Joshua Gold as an independent director and Daniel Neville as a director to the Board. Accordingly, Ms. Paxhia’s resignation will become effective on November 23, 2022, the date of Mr. Gold’s appointment.
Outstanding Securities
As of September 30, 2022, the Company had approximately 195.1 million fully diluted shares outstanding, including approximately 187.9 million shares of Class A common stock, approximately 0.1 million shares of Class B common stock, and approximately 7.1 million total unvested restricted stock awards and restricted stock units. Additionally, the Company had approximately 5.9 million warrants outstanding, which are excluded from the fully diluted calculation as they are out-of-the money based on the closing stock price of the shares of Class A common stock on the CSE on September 30, 2022 of $1.82 per share. As of September 30, 2022 there were also approximately 2.1 million stock options outstanding, of which none are exercisable and are excluded from the fully diluted calculation. These options are considered out-of-the money based on the closing stock price of the shares of Class A common stock on the CSE on September 30, 2022.
The Securities We May Offer
We may offer up to $100,000,000 of Class A common stock, preferred stock, warrants, debt securities, subscription rights and units in one or more offerings and in any combination. This prospectus provides you with a general description of the securities we may offer. A prospectus supplement, which we will provide each time we offer securities, will describe the specific amounts, prices and terms of these securities.
Class A Common Stock
Holders of our Class A common stock are entitled to one vote for each share held. Holders of Class A common stock vote together with holders of Class B common stock, which are entitled to 1,000 votes for each share held. Holders of Class A common stock and Class B common stock will vote together as a single class on all matters (including the election of directors) submitted to a vote of stockholders, unless otherwise required by law or our certificate of incorporation. Our stockholders do not have the ability to cumulate votes for the election of directors. Subject to preferences that may apply to any shares of preferred stock outstanding at the time, and any contractual limitations, the holders of our common stock will be entitled to receive dividends out of funds then legally available, if any, if our Board, in its discretion, determines to issue dividends and then only at the times and in the amounts that our Board may determine. In the event of our liquidation, dissolution or winding up, holders of our Class A common stock and Class B common stock will be entitled to share ratably in the net assets legally available for distribution to stockholders after the payment of all of our debts and other liabilities and the satisfaction of any liquidation preference granted to the holders of any then-outstanding shares of preferred stock.
Preferred Stock
Pursuant to our certificate of incorporation, our Board has the authority, without further action by the stockholders, to issue from time to time shares of preferred stock in one or more series. Our Board may designate the rights, preferences, privileges and restrictions of the preferred stock, including dividend rights, conversion rights, voting rights, redemption rights, liquidation preference, sinking fund terms, and the number of shares constituting any series or the designation of any series.
Each series of preferred stock will be more fully described in the particular prospectus supplement that will accompany this prospectus, including redemption provisions, rights in the event of our liquidation, dissolution or winding-up, voting rights and rights to convert into Class A common stock.
Warrants
We may issue warrants for the purchase of Class A common stock, preferred stock or debt securities. We may issue warrants independently or together with other securities.
Debt Securities
We may offer secured or unsecured obligations in the form of one or more series of senior or subordinated debt. The senior debt securities and the subordinated debt securities are together referred to in this prospectus as the “debt securities.” The subordinated debt securities generally will be entitled to payment only after payment of our senior debt. Senior debt generally includes all debt for money borrowed by us, except debt that is stated in the instrument governing the terms of that debt to be not senior to, or to have the same rank in right of payment as, or to be expressly junior to, the subordinated debt securities. We may issue debt securities that are convertible into shares of our Class A common stock or preferred stock. We may also issue debt securities upon the exercise of warrants or subscription rights.
The terms of any debt securities and any related agreements or indentures will be described in a prospectus supplement to be filed in respect of such offering.
Subscription Rights
We may issue subscription rights to purchase our Class A common stock, preferred stock or debt securities. These subscription rights may be offered independently or together with any other security offered hereby and may or may not be transferable by the stockholder receiving the subscription rights in such offering.
Units
We may issue units comprised of one or more of the other classes of securities issued by us as described in this prospectus in any combination. Each unit will be issued so that the holder of the unit is also the holder of each security included in the unit.

RISK FACTORS
An investment in our securities involves a high degree of risk. The prospectus supplement applicable to each offering of our securities will contain a discussion of the risks applicable to an investment in our securities. Prior to making a decision about investing in our securities, you should carefully consider the specific factors discussed in the section titled “Risk Factors” in the applicable prospectus supplement, together with all of the other information contained or incorporated by reference in the prospectus supplement or appearing or incorporated by reference in this prospectus. You should also consider the risks, uncertainties and assumptions discussed under “Part I—Item 1A—Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which is incorporated herein by reference, and as may be amended, supplemented or superseded from time to time by other reports we file with the SEC in the future and any prospectus supplement related to a particular offering. The risks and uncertainties we have described are not the only ones we face. Additional risks and uncertainties not presently known to us or that we currently deem immaterial may also affect our operations. The occurrence of any of these known or unknown risks might cause you to lose all or part of your investment in the offered securities.
Risks Related to the Offering of Our Securities
You may experience future dilution as a result of future equity offerings.
In order to raise additional capital, we may in the future offer additional Class A common stock or other securities convertible into or exchangeable for Class A common stock at prices that may not be the same as the price per share of stock paid by any investor in an offering in a subsequent prospectus supplement. We may sell shares or other securities in any other offering at a price per share that is less than the price per share or other security paid by any investor in an offering in a subsequent prospectus supplement, and investors purchasing shares or other securities in the future could have rights superior to you. The price per share of stock at which we sell additional Class A common stock or securities convertible or exchangeable into Class A common stock, in future transactions may be higher or lower than the price per share of stock paid by any investor in an offering under a subsequent prospectus supplement.
Future offerings of debt securities or preferred stock, which would rank senior to our Class A common stock, may adversely affect the market price of our Class A common stock.
If, in the future, we decide to issue debt securities or preferred stock that may rank senior to our Class A common stock, it is likely that such securities will be governed by an indenture or other instrument containing covenants restricting our operating flexibility. Any convertible or exchangeable securities that we issue in the future may also have rights, preferences and privileges more favorable than those of our Class A common stock and may result in dilution to owners of our Class A common stock. We and, indirectly, our shareholders, will bear the cost of issuing and servicing such securities. Because our decision to issue debt or equity securities in any future offering will depend on market conditions and other factors beyond our control, we cannot predict or estimate the amount, timing or nature of our future offerings. Thus, holders of our Class A common stock will bear the risk of our future offerings reducing the market price of our Class A common stock and diluting the value of their stock holdings in us.
Debt securities may rank junior or be subordinated to secured or senior indebtedness.
If the debt securities are unsecured, they will rank equally in right of payment with all of the Company’s other existing and future unsecured debt. Holders of secured indebtedness of the Company would have a claim on the assets securing such indebtedness that effectively ranks prior to the claim of holders of debt securities and would have a claim that ranks equal with the claim of holders of senior debt securities and senior to the claim of holders of subordinated debt securities to the extent that such security did not satisfy the secured indebtedness.
The debt securities may be either senior or subordinated indebtedness as described in the relevant prospectus supplement. In the event of the insolvency or winding-up of the Company, any subordinated debt securities would be subordinated and postponed in right of payment to the prior payment in full of all other liabilities and indebtedness of the Company, other than indebtedness that, by its terms, ranks equally with, or subordinate to, such subordinated debt securities.

There can be no assurance as to the liquidity of the trading market for certain securities or that a trading market for certain securities will develop.
There is no public market for the preferred stock, warrants, debt securities, subscription rights or units and, unless otherwise specified in the applicable prospectus supplement, the Company does not intend to apply for listing of these securities on any securities exchange. If these securities are traded after their initial issue, they may trade at a discount from their initial offering prices depending on the market for similar securities, prevailing interest rates and other factors, including general economic conditions and the Company’s financial condition. There can be no assurance as to the liquidity of the trading market for any preferred stock, warrants, debt securities, subscription rights or units or that a trading market for these securities will develop.
Return on securities is not guaranteed.
There is no guarantee that any of the Class A common stock, preferred stock, warrants, debt securities, subscription rights or units will earn any positive return in the short term or long term. A holding of any such security is speculative and involves a high degree of risk and should be undertaken only by holders whose financial resources are sufficient to enable them to assume such risks and who have no need for immediate liquidity in their investment. An investment in any of the Class A common stock, preferred stock, warrants, debt securities, subscription rights or units is appropriate only for holders who have the capacity to absorb a loss of some or all of their investment.
Discretion in the use of proceeds.
Management of the Company will have broad discretion with respect to the application of net proceeds received by the Company from the sale of any securities under this prospectus or a future prospectus supplement and may spend such proceeds in ways that do not improve the Company’s results of operations or enhance the value of the Class A common stock or its other securities issued and outstanding from time to time. As a result, an investor will be relying on the judgment of management for the application of the proceeds. Any failure by management to apply these funds effectively could result in financial losses that could have a material adverse effect on the Company’s business or cause the price of the securities of the Company issued and outstanding from time to time to decline. Management will have discretion concerning the use of the proceeds received by the Company from the sale of securities under this prospectus or a future prospectus supplement as well as the timing of their expenditure.
Risks Related to Operating in the U.S. Cannabis Industry.
Cannabis remains illegal under U.S. federal law, and enforcement of cannabis laws could change.
We are currently engaged in the cannabis industry in the United States, both directly and indirectly, where local and state laws permit such activities. However, investors are cautioned that cannabis is a Schedule I controlled substance pursuant to the United States Controlled Substances Act (21 U.S.C. § 811) (the “CSA”), and is illegal under U.S. federal law. Even in those states in which the use of cannabis has been legalized, its use, cultivation, sale and distribution remains a violation of federal law. Since federal law criminalizing the use of cannabis preempts state laws that legalize its use, strict enforcement of federal law regarding cannabis would harm our business, prospects, results of operation, and financial condition.
Unlike in Canada, which has federal legislation uniformly governing the cultivation, distribution, sale and possession of medical and adult-use cannabis, for both adult-use and medical purposes, cannabis is largely regulated at the state level in the United States. To date, the cultivation and sale of cannabis for medical uses has been legalized in 37 states, four of five permanently inhabited U.S. territories and the District of Columbia. The adult-use of cannabis has been legalized in 21 states, the Northern Mariana Islands, Guam, and the District of Columbia. Although certain U.S. states have legalized the sale of medical or adult-use cannabis, the sale, distribution, and cultivation of cannabis and cannabis-related products remains illegal under U.S. federal law pursuant to the CSA. The CSA classifies cannabis as a Schedule I controlled substance, and as such, medical and adult-use cannabis use is illegal under U.S. federal law.

Unless and until the United States Congress (“Congress”) amends the CSA with respect to cannabis (and the President approves such amendment), there is a risk that federal authorities may enforce current federal law. If that occurs, we may be deemed to be producing, cultivating or dispensing cannabis and drug paraphernalia in violation of federal law. Any person connected to the cannabis industry in the United States may be at risk of federal criminal prosecution and civil liability in the United States. Any investments may be subject to civil or criminal forfeiture and total loss.
We are directly or indirectly engaged in the medical and adult-use cannabis industry in the United States where local state law permits such activities. Although our activities are believed to be compliant with applicable state and local laws, strict compliance with state and local laws with respect to cannabis may neither absolve us from liability under United States federal law, nor may it provide a defense to any federal proceeding which may be brought against us. There can be no assurances that the federal government of the United States will not seek to enforce the applicable laws against us. Enforcement of federal law regarding cannabis is a significant risk and would greatly harm our business, prospects, revenue, results of operation and financial condition.
Due to the conflicting views between state legislatures and the federal government regarding cannabis, cannabis businesses are subject to inconsistent laws and regulations. The Obama administration attempted to address the inconsistent treatment of cannabis under state and federal law in August 2013 in a memorandum which then-Deputy Attorney General James Cole sent to all U.S. District Attorneys (the “Cole Memorandum”). The Cole Memorandum outlined certain priorities for the Department of Justice (the “DOJ”) relating to the prosecution of cannabis offenses and noted that, in jurisdictions that have enacted laws legalizing cannabis in some form and that have also implemented strong and effective regulatory and enforcement systems to control the cultivation, processing, distribution, sale and possession of cannabis, conduct in compliance with such laws and regulations was not a priority for the DOJ. However, the DOJ did not provide (and has not provided since) specific guidelines for what regulatory and enforcement systems would be deemed sufficient under the Cole Memorandum.
On January 4, 2018, then-U.S. Attorney General Jeff Sessions formally issued a memorandum (the “Sessions Memorandum”) which rescinded the Cole Memorandum effective upon its issuance. The Sessions Memorandum stated, in part, that current law reflects “Congress’ determination that cannabis is a dangerous drug and cannabis activity is a serious crime,” and Mr. Sessions directed all U.S. Attorneys to enforce the laws enacted by Congress and to follow well-established principles when pursuing prosecutions related to cannabis activities.
As a result of the Sessions Memorandum, federal prosecutors are now free to utilize their prosecutorial discretion to decide whether to prosecute cannabis activities, despite the existence of state-level laws that may be inconsistent with federal prohibitions. No direction was given to federal prosecutors in the Sessions Memorandum as to the priority they should ascribe to such cannabis activities, and thus it is uncertain how active U.S. federal prosecutors will be in relation to such activities.
There can be no assurance that the federal government will not enforce federal laws relating to cannabis and seek to prosecute cases involving cannabis businesses that are otherwise compliant with state laws in the future. Mr. Sessions resigned as U.S. Attorney General on November 7, 2018. On February 14, 2019, William Barr was confirmed as U.S. Attorney General. On January 7, 2021, then President-elect Joe Biden announced his nomination of current Chief Judge of the United States Court of Appeals for the District of Columbia Circuit, Merrick Garland, to succeed Mr. Barr as the U.S. Attorney General. Merrick Garland was officially sworn in as Attorney General of the United States on March 11, 2021. It is unclear what impact this development will have on U.S. federal government enforcement policy.
We may be subject to action by the U.S. federal government.
Since the cultivation, processing, production, distribution and sale of cannabis for any purpose, medical, adult-use or otherwise, remain illegal under U.S. federal law, it is possible that we may be forced to cease activities. The U.S. federal government, through, among others, the DOJ, its sub-agency, the Drug Enforcement Administration (the “DEA”), and the Internal Revenue Service (“IRS”), has the right to actively investigate, audit and shut down cannabis growing facilities, processors and retailers. The U.S. federal government may also attempt to seize our property. Any action taken by the DOJ, the DEA and/or the IRS to interfere with, seize or shut down our operations will have an adverse effect on our business, prospects, revenue, results of operation and financial condition.
Because federal law criminalizing the use of cannabis preempts state laws that legalize its use, the federal government can assert criminal violations of federal law despite state laws permitting the use of cannabis. While it does not appear that federal law enforcement and regulatory agencies are focusing resources on licensed cannabis related businesses that are operating in compliance with state law, this could change at any time. Additionally, while various federal bills to legalize cannabis possession and distribution have been introduce, including but not limited to the MORE Act and the CAOA, there is no guaranty than any of these bills will become law in their current forms, if at all. Additionally, as the rescission of the Cole Memorandum and the implementation of the Sessions Memorandum demonstrate, the DOJ may at any time issue additional guidance that directs federal prosecutors to devote more resources to prosecuting cannabis related businesses. If the DOJ under the Biden administration aggressively pursues financiers or equity owners of cannabis-related businesses, and U.S. Attorneys follow the DOJ policies through pursuing prosecutions, then we could face:
•seizure of our cash and other assets used to support or derived from our cannabis subsidiaries;
•the arrest of our employees, directors, officers, managers and investors;
•ancillary criminal violations of the Controlled Substances Act for aiding and abetting, and conspiracy to violate the Controlled Substances Act by providing financial support to cannabis companies that service or provide goods to state-licensed or permitted cultivators, processors, distributors and/or retailers of cannabis; and
•the barring of our employees, directors, officers, managers and investors who are not U.S. citizens from entry into the United States for life.
Because the Cole Memorandum was rescinded, the DOJ under the current or new administration or an aggressive federal prosecutor could allege that us and our Board, our executive officers and, potentially, our stockholders, “aided and abetted” violations of federal law by providing finances and services to our portfolio cannabis companies. Under these circumstances, federal prosecutors could seek to seize our assets, and to recover the “illicit profits” previously distributed to stockholders resulting from any of our financing or services. In these circumstances, our operations would cease, stockholders may lose their entire investments and directors, officers and/or stockholders may be left to defend any criminal charges against them at their own expense and, if convicted, be sent to federal prison.
Additionally, there can be no assurance as to the position the new administration under President Biden may take on cannabis, and the new administration could decide to enforce the federal laws strongly. Any enforcement of current federal cannabis laws could cause significant financial damage to us and our stockholders. Further, President Biden’s administrations may choose to treat cannabis differently and potentially enforce the federal laws more aggressively.
Violations of any federal laws and regulations could result in significant fines, penalties, administrative sanctions, convictions or settlements arising from civil proceedings conducted by either the federal government or private citizens, or criminal charges, including, but not limited to, disgorgement of profits, cessation of business activities or divestiture. These results could have a material adverse effect on us, including our reputation and ability to conduct business, our holding (directly or indirectly) of cannabis licenses in the United States, the listing of our Class A common stock on various stock exchanges, our financial position, operating results, profitability or liquidity or the market price of our shares of Class A common stock. In addition, it is difficult to estimate the time or resources that would be needed for the investigation or final resolution of any such matters because: (i) the time and resources that may be needed depend on the nature and extent of any information requested by the authorities involved, and (ii) such time or resources could be substantial.
U.S. state regulation of cannabis is uncertain.
Our activities are, and will continue to be, subject to evolving regulation and interpretation by various governmental authorities. The medical and adult-use cannabis industries are subject to various local, state and federal laws, regulations, guidelines, and licensing requirements relating to the manufacture, sale, distribution, management, transportation, storage, and disposal of cannabis, as well as being subject to laws and regulations relating to health and safety, the conduct of operations, and the protection of the environment. There is no assurance that state laws legalizing and regulating the sale and use of cannabis will not be repealed or overturned, or that local governmental authorities will not limit the applicability of state laws within their respective jurisdictions. Given the current regulatory environment in the United States, new risks may emerge, and management may not be able to predict all such risks. If the U.S. federal government begins to enforce U.S. federal laws relating to cannabis in states where the sale and use of cannabis is currently legal, or if existing state laws are repealed or curtailed, our business or operations in those states or under those laws would be materially and adversely affected. Federal actions against any individual or entity engaged in the cannabis industry or a substantial repeal of cannabis related legislation could adversely affect us, our business and our assets or investments.
As a result of the conflicting views between state legislatures and the federal government regarding cannabis, the rulemaking process at the state level that applies to cannabis operators in any state will be ongoing and result in frequent changes. As a result, a compliance program is essential to manage regulatory risk. All of our implemented operating policies and procedures are compliance-based and are derived from the state regulatory structure governing ancillary cannabis businesses and their relationships to state-licensed or permitted cannabis operators, if any. Notwithstanding our efforts and diligence, regulatory compliance and the process of obtaining regulatory approvals can be costly and time-consuming. No assurance can be given that we will receive or will continue to hold the requisite licenses, permits or cards to operate our businesses as currently operated or as proposed to be operated in the future, or that we will be able to complete business transactions, including acquisitions or transfers of licenses, permits, cards or other property.
In addition, local laws and ordinances could restrict our business activity. Although our operations are legal under the laws of the states in which we operate, local governments have the ability to limit, restrict and ban cannabis businesses from operating within their jurisdiction. Land use, zoning, local ordinances and similar laws could be adopted or changed and have a material adverse effect on our business.
Multiple states where medical and/or adult-use cannabis is legal have or are considering special taxes or fees on businesses in the cannabis industry. It is uncertain at this time whether other states are in the process of reviewing such additional taxes and fees. The implementation of special taxes or fees could have a material adverse effect upon our business, prospects, revenue, results of operation and financial condition.
We are affected by the dynamic laws and regulations of the industry.
The success of our business strategy depends on the legality of the cannabis industry. The constant evolution of laws and regulations affecting the cannabis industry could detrimentally affect us. Our current and proposed operations are subject to a variety of local, state and federal medical cannabis laws and regulations relating to the manufacture, management, transportation, storage and disposal of cannabis, as well as laws and regulations relating to consumable products health and safety, the conduct of operations and the protection of the environment. These laws and regulations are broad in scope and subject to evolving interpretations, which could require us to incur substantial costs associated with compliance or alter certain aspects of their business plans.
In addition, violations of these laws, or allegations of such violations, could disrupt certain aspects of our business plans and result in a material adverse effect on certain aspects of its planned operations. These laws and regulations are rapidly evolving and subject to change with minimal notice. Regulatory changes may adversely affect our profitability or cause us to cease operations entirely. If cannabis is legalized at the federal level, our business and operations could be negatively affected if such legalization permits cannabis to be transported or sold across state lines, which could disrupt wholesale pricing in states with high wholesale prices. The cannabis industry may come under the scrutiny or further scrutiny by the FDA, SEC, the DOJ, the Financial Industry Regulatory Authority or other federal or applicable state or nongovernmental regulatory authorities or self-regulatory organizations that supervise or regulate the production, distribution, sale or use of cannabis for medical or adult-use purposes in the United States.
It is impossible to determine the extent of the impact of any new laws, regulations or initiatives that may be proposed, or whether any proposals will become law. The medical and adult-use cannabis industries are subject to significant regulatory change at both the state and federal level. The regulatory uncertainty surrounding the industries may adversely affect our business and operations, including without limitation, the costs to remain compliant with applicable laws and the impairment of its business or the ability to raise additional capital. In addition, we will not be able to predict the nature of any future laws, regulations, interpretations or applications, and it is possible that regulations may be enacted in the future that will be directly applicable to its business. For example, see “Risk Factors - We may be subject to heightened scrutiny by Canadian regulatory authorities” below.
State regulatory agencies may require us to post bonds, maintain large insurance policies or post significant fees.
There is a risk that a greater number of state regulatory agencies will begin requiring entities engaged in certain aspects of the legal cannabis industry to post a bond or significant fees when applying, for example, for a dispensary license or renewal as a guarantee of payment of sales and franchise taxes. We are not able to quantify at this time the potential scope of such bonds or fees in the states in which we currently operate or may in the future operate. Any bonds or fees of material amounts could have a negative impact on the ultimate success of our business.
We may be subject to heightened scrutiny by Canadian regulatory authorities.
Our Class A common stock is traded on the CSE. Our business, operations and investments in the United States, and any future business, operations or investments, may become the subject of heightened scrutiny by regulators, stock exchanges and other authorities in Canada and the United States. As a result, we may be subject to significant direct and indirect interaction with public officials. There can be no assurance that this heightened scrutiny will not in turn lead to the imposition of certain restrictions on our ability to operate or invest in the United States or any other jurisdiction.
In 2017, there were concerns that the Canadian Depository for Securities Limited, through its subsidiary CDS Clearing and Depository Services Inc. (“CDS”), Canada’s central securities depository (clearing and settling trades in the Canadian equity, fixed income and money markets), would refuse to settle trades for cannabis issuers that have investments in the United States. However, CDS has not implemented this policy.
On February 8, 2018, the Canadian Securities Administrators published Staff Notice 51-352 describing the Canadian Securities Administrators’ disclosure expectations for specific risks facing issuers with cannabis-related activities in the U.S. Staff Notice 51-352 confirms that a disclosure-based approach remains appropriate for issuers with U.S. cannabis-related activities. Staff Notice 51-352 includes additional disclosure expectations that apply to all issuers with U.S. cannabis-related activities, including those with direct and indirect involvement in the cultivation and distribution of cannabis, as well as issuers that provide goods and services to third parties involved in the U.S. cannabis industry.
On February 8, 2018, following discussions with the Canadian Securities Administrators and recognized Canadian securities exchanges, the TMX Group, which is the owner and operator of CDS, announced the signing of a Memorandum of Understanding (“MOU”) with Aequitas NEO Exchange Inc., the CSE, the Toronto Stock Exchange and the TSX Venture Exchange. The MOU outlines the parties’ understanding of Canada’s regulatory framework applicable to the rules, procedures and regulatory oversight of the exchanges and CDS as it relates to issuers with cannabis-related activities in the United States. The MOU confirms, with respect to the clearing of listed securities, that CDS relies on the Canadian securities exchanges to review the conduct of listed issuers.
The MOU notes that securities regulation requires that the rules of each of the exchanges must not be contrary to the public interest and that the rules of each of the exchanges have been approved by the securities regulators. Pursuant to the MOU, CDS will not ban accepting deposits of or transactions for clearing and settlement of securities of issuers with cannabis-related activities in the United States.
Although the MOU indicated that there are no plans to ban the settlement of securities through CDS, there can be no guarantee that this approach to regulation will continue in the future. If such a ban were implemented at a time when shares of Class A common stock are listed on a Canadian stock exchange, it would have a material adverse effect on the ability of holders of shares of Class A common stock to make and settle trades. In particular, the shares of Class A common stock would become highly illiquid until an alternative (if available) was implemented, and investors would have no ability to effect a trade of shares of Class A common stock through the facilities of the applicable Canadian stock exchange.
We may face limitations on ownership of cannabis licenses.
In certain states, the cannabis laws and regulations limit not only the number of cannabis licenses and types of licenses issued, but also the number of cannabis licenses and types that one person or entity may own. We believe that, where such restrictions apply, the Company may still recognize revenue in the market through wholesale sales, exclusive marketing relations, the provision of management or support services, and joint ventures or similar contractual relationships with other operators to ensure continued compliance with the applicable regulatory guidelines. In addition, states may require that certain qualified applicants or individuals participate in the ownership of the licensed entity. Such limitations on the ownership of additional licenses within certain states may limit our ability to expand in such states.
Our ability to expand our product offerings and dispensary services may be limited.
As we introduce or expand our cannabis product offerings and dispensary services, we may incur losses or otherwise fail to enter certain markets successfully. Our expansion into new markets may place us in competitive and regulatory environments with which we are unfamiliar and involve various risks, including the need to invest significant resources and the possibility that returns on those investments will not be achieved for several years, if at all. In attempting to establish new product offerings or dispensary services, we may incur significant expenses and face various other challenges, such as expanding our work force and management personnel to cover these markets and complying with complicated cannabis regulations that apply to these markets. In addition, we may not successfully demonstrate the value of these product offerings and dispensary services to consumers, and failure to do so would compromise our ability to successfully expand these additional revenue streams.
We face risks associated with licensing relating to supply, supply chain, and market constraints.
The cannabis laws and regulations of states in which we operate limit the granting and number of licenses granted for dispensaries and cultivation and production facilities. The number of licenses by category, and issuance of individual licenses, may be limited, delayed, denied or otherwise unissued. This separate treatment of individual licenses as well as license categories, along with limits set on the number of licenses granted in each of these operating categories, can result in market and supply chain risks including, for example, mismatch between cultivation and production facilities and dispensaries relating to availability and production of cannabis products. This can result in, among other things, market, pricing and supply risks, which may have a material effect on the Company’s business, financial condition and operations.
We may become subject to FDA or Bureau of Alcohol, Tobacco, Firearms and Explosives (“ATF”) regulation.
Cannabis remains a Schedule I controlled substance under U.S. federal law. If the federal government reclassifies cannabis to a Schedule II controlled substance, it is possible that the FDA would seek to regulate cannabis under the Food, Drug and Cosmetics Act of 1938. The proposed CAOA also creates a regulatory oversight role for the FDA. Additionally, the FDA may issue rules and regulations, including good manufacturing practices, related to the growth, cultivation, harvesting, processing and labeling of medical cannabis. Clinical trials may be needed to verify the efficacy and safety of cannabis. It is also possible that the FDA would require facilities where medical use cannabis is grown to register with the FDA and comply with certain federally prescribed regulations. If some or all of these regulations are imposed, the impact they would have on the cannabis industry is unknown, including the costs, requirements and possible prohibitions that may be enforced. If we are unable to comply with the potential regulations or registration requirements prescribed by the FDA, it may have an adverse effect on our business, prospects, revenue, results of operation and financial condition.
It is also possible that the federal government could seek to regulate cannabis under the ATF. The ATF may issue rules and regulations related to the use, transporting, sale and advertising of cannabis or cannabis products, including smokeless cannabis products.

Cannabis businesses are subject to applicable anti-money laundering laws and regulations and have restricted access to banking and other financial services.
We are subject to a variety of laws and regulations in the United States that involve money laundering, financial record-keeping and proceeds of crime, including the U.S. Currency and Foreign Transactions Reporting Act of 1970 (the “Bank Secrecy Act”) as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (which we refer to as the USA Patriot Act), and any related or similar rules, regulations or guidelines, issued, administered or enforced by governmental authorities in the United States. Since the cultivation, manufacture, distribution and sale of cannabis remains illegal under the CSA, banks and other financial institutions providing services to cannabis-related businesses risk violation of federal anti-money laundering statutes (18 U.S.C. §§ 1956 and 1957) and the Bank Secrecy Act, among other applicable federal statutes. Accordingly, pursuant to the Bank Secrecy Act, banks or other financial institutions that provide a cannabis business with a checking account, debit or credit card, small business loan or any other service could be criminally prosecuted for willful violations of money laundering statutes, in addition to being subject to other criminal, civil, and regulatory enforcement actions.
Banks often refuse to provide banking services to businesses involved in the cannabis industry due to the present state of the laws and regulations governing financial institutions in the U.S. The lack of banking and financial services presents unique and significant challenges to businesses in the cannabis industry. The potential lack of a secure place in which to deposit and store cash, the inability to pay creditors through the issuance of checks and the inability to secure traditional forms of operational financing, such as lines of credit, are some of the many challenges presented by the unavailability of traditional banking and financial services. The above-mentioned laws and regulations can impose criminal liability for engaging in certain financial and monetary transactions with the proceeds of a “specified unlawful activity” such as distributing controlled substances, including cannabis, which are illegal under federal law, and for failing to identify or report financial transactions that involve the proceeds of cannabis-related violations of the CSA. We may also be exposed to the foregoing risks.
In February 2014, the FinCEN issued the FinCEN Memorandum providing instructions to banks seeking to provide services to cannabis-related businesses. The FinCEN Memorandum echoed the enforcement priorities of the Cole Memorandum and states that in some circumstances, it is permissible for banks to provide services to cannabis-related businesses without risking prosecution for violation of federal money laundering laws. The FinCEN Memorandum directed prosecutors to apply the enforcement priorities of the Cole Memorandum in determining whether to charge individuals or institutions with crimes related to financial transactions involving the proceeds of cannabis-related conduct.
The revocation of the Cole Memorandum has not yet affected the status of the FinCEN Memorandum, nor has FinCEN given any indication that it intends to rescind the FinCEN Memorandum itself. Shortly after the Sessions Memorandum was issued, FinCEN did state that it would review the FinCEN Memorandum, but FinCEN has not yet issued further guidance.
Although the FinCEN Memorandum remains intact, it is unclear whether the current administration will continue to follow its guidelines. The DOJ continues to have the right and power to prosecute crimes committed by banks and financial institutions, such as money laundering and violations of the Bank Secrecy Act, that occur in any state including states that have in some form legalized the sale of cannabis. Further, the conduct of the DOJ’s enforcement priorities could change for any number of reasons. A change in the DOJ’s priorities could result in the prosecution of banks and financial institutions for crimes that were not previously prosecuted.
If our operations, or proceeds thereof, dividend distributions or profits or revenues derived from our operations were found to be in violation of money laundering legislation or otherwise, such transactions may be viewed as proceeds from a crime (the sale of a Schedule I drug) under the Bank Secrecy Act’s money laundering provisions. This may restrict our ability to declare or pay dividends or effect other distributions.

The FinCEN Memorandum does not provide any safe harbors or legal defenses from examination or regulatory or criminal enforcement actions by the DOJ, FinCEN or other federal regulators. Thus, most banks and other financial institutions in the United States do not appear comfortable providing banking services to cannabis-related businesses or relying on this guidance given that it has the potential to be amended or revoked by the current administration. There are no assurances that this position will change under the Biden administration. In addition to the foregoing, banks may refuse to process debit card payments and credit card companies generally refuse to process credit card payments for cannabis-related businesses. As a result, we may have limited or no access to banking or other financial services in the United States. In addition, federal money laundering statutes and Bank Secrecy Act regulations discourage financial institutions from working with any organization that sells a controlled substance, regardless of whether the state it operates in permits cannabis sales. Our inability or limitation of our ability to open or maintain bank accounts, obtain other banking services and/or accept credit card and debit card payments may make it difficult for us to operate and conduct our business as planned or to operate efficiently.
Other potential violations of U.S. federal law resulting from cannabis-related activities include the Racketeer Influenced Corrupt Organizations Act (“RICO”). RICO is a federal statute providing criminal penalties in addition to a civil cause of action for acts performed as part of an ongoing criminal organization. Under RICO, it is unlawful for any person who has received income derived from a pattern of racketeering activity (which includes most felonious violations of the CSA), to use or invest any of that income in the acquisition of any interest, or the establishment or operation of, any enterprise which is engaged in interstate commerce. RICO also authorizes private parties whose properties or businesses are harmed by such patterns of racketeering activity to initiate a civil action against the individuals involved. Although RICO suits against the cannabis industry are rare, a few cannabis businesses have been subject to a civil RICO action. Defending such a case has proven extremely costly, and potentially fatal to a business’ operations.
On March 18, 2021, the Secure and Fair Enforcement Banking Act (the “SAFE Banking Act”) was reintroduced in the House of Representatives. As written, the SAFE Banking Act would allow financial institutions to provide their services to state-legal cannabis clients and ancillary businesses serving state-legal cannabis businesses without fear of federal sanctions. On March 23, 2021, the bill was reintroduced in the Senate as well. The House previously passed the SAFE Banking Act in September 2019, but the measure stalled in the Senate. Most recently, on February 4, 2022, the House approved the America COMPETES Act of 2022, which includes the provisions of the SAFE Banking Act. The Senate’s final version of the bill, which was passed on March 28, 2022, removed the provisions related to the Safe Banking Act. There is no guarantee the SAFE Banking Act will become law in its current form, if at all.
In the event that any of our operations, or any proceeds thereof, any dividends or distributions therefrom, or any profits or revenues accruing from such operations in the United States were found to be in violation of money laundering legislation or otherwise, such transactions may be viewed as proceeds of crime under one or more of the statutes noted above or any other applicable legislation. This could restrict or otherwise jeopardize our ability to declare or pay dividends, effect other distributions or subsequently repatriate such funds back to Canada, and subject us to civil and/or criminal penalties. Furthermore, in the event that a determination was made that the proceeds from our operations (or any future operations or investments in the United States) could reasonably be shown to constitute proceeds of crime, we may decide or be required to suspend declaring or paying dividends without advance notice and for an indefinite period of time. We could likewise be required to suspend or cease operations entirely.
We are subject to proceeds of crime statutes.
We will be subject to a variety of laws that concern money laundering, financial recordkeeping and proceeds of crime. These include: the Bank Secrecy Act, as amended by Title III of the USA Patriot Act, the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada), the rules and regulations under the Criminal Code of Canada and any related or similar rules, regulations or guidelines, issued, administered or enforced by governmental authorities in the United States and Canada.

In the event that any of our activities, or any proceeds thereof, in the United States were found to be in violation of money laundering legislation or otherwise, such transactions may be viewed as proceeds of crime under one or more of the statutes noted above, or any other applicable legislation. This could have a material adverse effect on us and, among other things, could restrict or otherwise jeopardize our ability to declare or pay dividends or effect other distributions.
We face risks related to U.S. tax provisions related to controlled substances.
Limits on U.S. deductibility of certain expenses may have a material adverse effect on our financial condition, results of operations and cash flows. Section 280E (“Section 280E”) of the United States Internal Revenue Code of 1986, as amended (the “Code”), prohibits businesses from deducting certain expenses associated with the trafficking of controlled substances (within the meaning of Schedule I and II of the CSA). The IRS has applied Section 280E broadly in tax audits against various cannabis businesses in the U.S. that are permitted under applicable state laws, seeking substantial sums in tax liabilities, interest and penalties resulting from the underpayment of taxes due to the lack of deductibility of otherwise ordinary business expenses the deduction of which is prohibited by Section 280E. Although the IRS issued a clarification allowing the deduction of certain expenses that can be categorized as cost of goods sold, the scope of such items is interpreted very narrowly, and the bulk of operating costs and general administrative costs are not permitted to be deducted. While there are currently several pending cases before various administrative and federal courts challenging these restrictions, there is no guarantee that these courts will issue an interpretation of Section 280E that is favorable to cannabis businesses.
If our tax filing positions were to be challenged by federal, state and local or foreign tax jurisdictions, we may not be wholly successful in defending our tax filing positions. We record reserves for unrecognized tax benefits based on our assessment of the probability of successfully sustaining tax filing positions. We, therefore, analyze and consider the appropriateness of recording reserves for unrecognized tax benefits each quarter. Management exercises significant judgment when assessing the probability of successfully sustaining tax filing positions, and in determining whether a contingent tax liability should be recorded and, if so, estimating the amount. If our tax filing positions are successfully challenged, payments could be required that are in excess of reserved amounts or we may be required to reduce the carrying amount of our net deferred tax asset, either of which result could be significant to our financial condition or results of operations.
We operate in a highly regulated sector and may not always succeed in complying fully with applicable regulatory requirements in all jurisdictions where we conduct business.
Our business and activities are heavily regulated in all jurisdictions where we carry on business. Our operations are subject to various laws, regulations and guidelines by state and local governmental authorities relating to the manufacture, marketing, management, transportation, storage, sale, pricing and disposal of cannabis and cannabis oil, and also including laws and regulations relating to health and safety, insurance coverage, the conduct of operations and the protection of the environment. Laws and regulations, applied generally, grant government agencies and self-regulatory bodies broad administrative discretion over our activities, including the power to limit, require, or restrict business activities as well as impose additional disclosure requirements on our products and services. Achievement of our business objectives is contingent, in part, upon compliance with regulatory requirements enacted by these governmental authorities and obtaining all necessary regulatory approvals for the manufacture, production, storage, transportation, sale, import and export, as applicable, of our products, and as may be required in connection with any business transactions, including acquisition or transfer of licenses, permits, cards or other property. The commercial cannabis industry is still a new industry at the state and local level. The effect of relevant governmental authorities’ administration, application and enforcement of their respective regulatory regimes and delays in obtaining, or failure to obtain, applicable regulatory approvals which may be required may significantly delay or impact the development of markets, products and sales initiatives and could have a material adverse effect on our business, prospects, revenue, results of operation and financial condition.
While we endeavor to comply with all relevant laws, regulations and guidelines and we are in compliance or are in the process of being assessed for compliance with all such laws, regulations and guidelines, any failure to comply with the regulatory requirements applicable to our operations may lead to possible sanctions including the revocation or imposition of additional conditions on licenses to operate our business; the suspension or expulsion from a particular market or jurisdiction or of our key personnel; the imposition of additional or more stringent inspection, testing and reporting requirements; and the imposition of fines and censures. In addition, changes in regulations, more vigorous enforcement thereof or other unanticipated events could require extensive changes to our operations, increase compliance costs or give rise to material liabilities and/or revocation of our licenses and other permits, which could have a material adverse effect on our business, results of operations and financial condition. Furthermore, governmental authorities may change their administration, application or enforcement procedures at any time, which may adversely impact our ongoing costs relating to regulatory compliance.
We may face difficulties in enforcing our contracts.
Because our contracts involve cannabis and other activities that are currently illegal under U.S. federal law and the laws of certain other jurisdictions, we may face difficulties in enforcing our contracts in U.S. federal courts and certain state courts.
More specifically, some courts have determined that contracts relating to state legal cultivation and sale of cannabis are unenforceable on the grounds that they are illegal under federal law and therefore void as a matter of public policy. This could substantially impact the rights of parties making or defending claims involving us and any of our lenders or members.
It is a fundamental principle of law that a contract will not be enforced if it involves a violation of law or public policy. Notwithstanding that cannabis related businesses operate pursuant to the laws of states in which such activity is legal under state law, judges have on a number of occasions refused to enforce contracts for the repayment of money when the loan was used in connection with activities that violate federal law, even if there is no violation of state law. There remains doubt and uncertainty that we will be able to legally enforce contracts we enter into if necessary. As we cannot be assured that we will have a remedy for breach of contract, investors must bear the risk of the uncertainty in the law. If borrowers fail or refuse to repay loans and we are unable to legally enforce our contracts, we may suffer substantial losses for which we have no legal remedy. The potential inability of us to enforce any of our contracts could have a material adverse effect on our business, revenues, operating results, financial condition or prospects.
We have limited trademark and intellectual property protection.
As long as cannabis remains illegal under U.S. federal law as a Schedule I controlled substance pursuant to the CSA, the benefit of certain federal laws which may be available to most businesses, such as federal trademark protection, may not be available to us. Because producing, manufacturing, processing, possessing, distributing, selling and using cannabis is illegal under the CSA, the United States Patent and Trademark Office will not permit the registration of any trademark that identifies cannabis products. As a result, our intellectual property may never be adequately or sufficiently protected against use or misappropriation by third-parties. In addition, since the regulatory framework of the cannabis industry is in a constant state of flux, we can provide no assurance that we will ever obtain any protection of its intellectual property, whether on a federal, state or local level.
Any infringement or misappropriation of our intellectual property could damage its value and limit our ability to compete. We may have to engage in litigation to protect the rights to our intellectual property, which could result in significant litigation costs and require a significant amount of our time.
Competitors may also harm our sales by designing products that mirror our products or processes without infringing on our intellectual property rights. If we do not obtain sufficient protection for our intellectual property, or if we are unable to effectively enforce our intellectual property rights, our competitiveness could be impaired, which would limit our growth and future revenue.
We may also find it necessary to bring infringement or other actions against third parties to seek to protect our intellectual property rights. Litigation of this nature, even if successful, is often expensive and time-consuming to prosecute and there can be no assurance that we will have the financial or other resources to enforce our rights or be able to prevent other parties from developing similar products or processes or designing around our intellectual property.

We are and may continue to be subject to constraints on marketing our products.
We have committed and expect to continue committing significant resources and capital to develop and market existing products and new products and services. The development of our business and operating results may be adversely affected by applicable restrictions on sales and marketing activities imposed by regulatory bodies. Certain of the states in which we operate have enacted strict regulations regarding marketing and sales activities on cannabis products. There may be restrictions on sales and marketing activities imposed by government regulatory bodies that can hinder the development of our business and operating results. Restrictions may include regulations that specify what, where and to whom product information and descriptions may appear and/or be advertised. Marketing, advertising, packaging and labeling regulations also vary from state to state, potentially limiting the consistency and scale of consumer branding communication and product education efforts. The regulatory environment in the U.S. limits our ability to compete for market share in a manner similar to other industries. If we are unable to effectively market our products and compete for market share, or if the costs of compliance with government legislation and regulation cannot be absorbed through increased selling prices for our products, our sales and operating results could be adversely affected.
We lack access to U.S. bankruptcy protections.
Because cannabis is illegal under U.S. federal law, and bankruptcy is a strictly federal proceeding, many courts have denied cannabis businesses federal bankruptcy protections, thus making it very difficult for lenders to recoup their investments in the cannabis industry in the event of a bankruptcy. If we were to seek protection from creditors pursuant to applicable bankruptcy or insolvency laws, there is no guarantee that U.S. federal bankruptcy protections would be available to our United States operations, which would have a material adverse effect on us, our lenders and other stakeholders. While state-level receivership options do exist in some states as an alternative to bankruptcy, the efficacy of these alternatives cannot be guaranteed.
Cannabis businesses may be subject to civil asset forfeiture.
As an entity that conducts business in the cannabis industry, we will potentially be subject to federal and state forfeiture laws (criminal and civil) that permit the government to seize the proceeds of criminal activity. Civil forfeiture laws could provide an alternative enforcement mechanism for the federal government, any state, or local police force that wants to discourage residents from conducting transactions with cannabis related businesses but believes criminal liability is too difficult to prove beyond a reasonable doubt. Individuals may be required to forfeit property considered to be from proceeds of crime even if the individual is not convicted of a criminal offense, and the standard of proof in a civil forfeiture matter is lower than the burden in a criminal matter. Depending on the applicable law, whether federal or state, rather than having to establish liability beyond a reasonable doubt, the federal government or the state, as applicable, may be required to prove that the money or property at issue is proceeds of a crime only by either clear and convincing evidence or a mere preponderance of the evidence.
Our stockholders that are located in states where cannabis remains illegal may be at risk of prosecution under federal and/or state conspiracy, aiding and abetting, and money laundering statutes, and may be at further risk of losing their investments or proceeds thereof under forfeiture statutes. Many states remain able to take action to prevent the proceeds of cannabis businesses from entering their state. Because state legalization is relatively new, it remains to be seen whether these states would take such action and whether a court would approve it. Our stockholders and prospective stockholders should be aware of these potentially relevant federal and state laws in considering whether to invest in our securities.
We may face difficulties acquiring additional or traditional financing.
Due to the present state of the laws and regulations governing financial institutions in the U.S., banks often refuse to provide banking services to businesses involved in the cannabis industry. Consequently, it may be difficult for us to obtain financing from large U.S. financial institutions.
We have historically, and continue to have, access to equity and debt financing from non-public (i.e., private placement) markets. Our business plan continues to include aggressive growth, both in the form of additional acquisitions and through facility expansion and improvements. Accordingly, we may require equity and/or debt financing to support ongoing operations, to undertake capital expenditures or to undertake acquisitions and/or other business combination transactions. There can be no assurance that additional financing will be available to us when needed or on terms which are acceptable. Our inability to raise financing through traditional banking to fund ongoing operations, capital expenditures or acquisitions could limit our growth and may have a material adverse effect upon our business, prospects, revenue, results of operation and financial condition.
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This prospectus, each prospectus supplement and the information incorporated by reference in this prospectus and each prospectus supplement contains both historical and forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, and forward-looking information within the meaning of applicable Canadian securities legislation, that involve risks and uncertainties (collectively, “forward-looking statements”). We make forward-looking statements related to future expectations, estimates, and projections that are uncertain and often contain words such as, but not limited to, “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “intend,” “likely,” “may,” “outlook,” “plan,” “predict,” “should,” “target,” or other similar words or phrases. These statements are not guarantees of future performance and are subject to known and unknown risks, uncertainties, and assumptions that are difficult to predict. Factors that might cause such differences include, but are not limited to, those discussed in the section titled “Risk Factors,” in this prospectus and in our Annual Report on Form 10-K and we urge readers to consider these risks and uncertainties in evaluating our forward-looking statements. Although the Company has attempted to identify important factors that could cause actual results to differ materially from those contained in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated, or intended. The forward-looking statements contained herein are based on certain key expectations and assumptions, including, but not limited to, with respect to expectations and assumptions concerning receipt and/or maintenance of required licenses and success of our operations, are based on estimates prepared by us using data from publicly available governmental sources as well as from industry analysis, and on assumptions based on data and knowledge of this industry that we believe to be reasonable. We caution readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.
MARKET AND INDUSTRY DATA
This prospectus and the documents incorporated by reference herein contain statistical data and estimates regarding market and industry data. Unless otherwise indicated, information concerning our industry and the markets in which we operate, including our general expectations, market position, market opportunity and market size, are based on our management’s knowledge and experience in the markets in which we operate, together with currently available information obtained from various sources, including publicly available information, industry reports and publications, surveys, our customers, trade and business organizations and other contacts in the markets in which we operate. Certain information is based on management estimates, which have been derived from third-party sources, as well as data from our internal research, and are based on certain assumptions that we believe to be reasonable. Industry publications, surveys and forecasts generally state that the information contained therein has been obtained from sources believed to be reliable. We have not independently verified any of the information from third-party sources nor have we ascertained the validity or accuracy of the underlying economic assumptions relied upon therein. Actual outcomes may vary materially from those forecast in the reports or publications referred to herein, and the prospect for material variation can be expected to increase as the length of the forecast period increases. Because this information involves a number of assumptions and limitations, you are cautioned not to give undue weight to these estimates. The industry in which we operate is subject to a high degree of uncertainty and risk due to a variety of factors, including those described in the section entitled “Risk Factors” in this prospectus and in our Annual Report on Form 10-K.

USE OF PROCEEDS
Unless otherwise indicated in the applicable prospectus supplement, we will use the net proceeds from the sale of securities offered by this prospectus for general corporate purposes, which may include working capital, capital expenditures, other corporate expenses and acquisitions of complementary products, technologies or businesses. We do not have binding agreements or commitments for any specific acquisitions at this time. The timing and amount of our actual expenditures will be based on many factors, including cash flows from operations and the anticipated growth of our business. As a result, unless otherwise indicated in the applicable prospectus supplement, our management will have broad discretion to allocate the net proceeds of the offerings. Pending their ultimate use, we intend to invest the net proceeds in short-term, investment-grade, interest-bearing instruments. See “Risk Factors - Discretion in the Use of Proceeds.”
DESCRIPTION OF CAPITAL STOCK
General
The following is a summary of the rights of our common stock and preferred stock and certain provisions of our certificate of incorporation and bylaws. This summary does not purport to be complete and is qualified in its entirety by the provisions of our certificate of incorporation and bylaws, which documents are incorporated by reference to the registration statement of which this prospectus is a part, and the applicable provisions of the Delaware General Corporation Law (the “DGCL”). We encourage you to read our certificate of incorporation and our bylaws for additional information.
Our authorized capital stock consists of 760,100,000 shares of capital stock, of which:
•750,000,000 shares are designated as Class A common stock, $0.001 par value per share;
•100,000 shares are designated as Class B common stock, $0.001 par value per share; and
•10,000,000 shares are designated as preferred stock, $0.001 par value per share.
As of September 30, 2022 there were 188,498,706 shares of Class A common stock issued and outstanding, 65,000 shares of Class B common stock issued and outstanding and no shares of our preferred stock outstanding.
Common Stock
Dividend Rights
Subject to preferences that may apply to any shares of preferred stock outstanding at the time, and any contractual limitations, the holders of our common stock will be entitled to receive dividends out of funds then legally available, if any, if our Board, in its discretion, determines to issue dividends and then only at the times and in the amounts that our Board may determine. If a dividend is paid in the form of Class A common stock or Class B common stock, then holders of Class A common stock shall receive Class A common stock and holders of Class B common stock shall receive Class B common stock.
Voting Rights
We have two classes of authorized common stock, Class A common stock and Class B common stock. Each share of Class A common stock is entitled to one vote per share. Each share of Class B common stock is entitled to 1,000 votes per share. Holders of Class A common stock and Class B common stock will vote together as a single class on all matters (including the election of directors) submitted to a vote of stockholders, unless otherwise required by law or our certificate of incorporation.
Delaware law could require holders of Class A common stock or Class B common stock to vote separately as a single class in the following circumstances:
•if we were to seek to amend our certificate of incorporation to increase or decrease the par value of a class of our capital stock, then that class would be required to vote separately to approve the proposed amendment; and

•if we were to seek to amend our certificate of incorporation in a manner that alters or changes the powers, preferences or special rights of a class of our capital stock in a manner that affected its holders adversely, then that class would be required to vote separately to approve the proposed amendment.
Our stockholders do not have the ability to cumulate votes for the election of directors. Except in respect of matters relating to the election of directors, or as otherwise provided in our certificate of incorporation or required by law, all matters to be voted on by our stockholders must be approved by a majority of the shares present in person or by proxy at the meeting and entitled to vote on the subject matter. In the case of the election of directors, director candidates must be approved by a plurality of the shares present in person or by proxy at the meeting and entitled to vote on the election of directors.
AGP Partners, LLC (“AGP”), which is controlled by Mr. Kurtin and Mr. Perullo, owns all of our Class B common stock. Including Class A common stock, this entity controls approximately 36% of the voting power. Mr. Kurtin is one of our founders and serves as our Executive Chairman and a Director our Board. Mr. Perullo is one of our founders, Interim Co-CEO, President, and a Director of our Board.
Conversion, Preemptive or Similar Rights
Each share of Class B common stock will automatically convert into one share of Class A common stock on the final conversion date, as defined in our certificate of incorporation. Each share of Class B common stock is also convertible at any time at the option of the holder into one share of Class A common stock. In addition, each share of Class B common stock will convert automatically into one share of Class A common stock upon any transfer, whether or not for value, except for certain transfers described in our certificate of incorporation, including, without limitation, transfers for tax and estate planning purposes, so long as the transferring holder of Class B common stock continues to hold exclusive voting and dispositive power with respect to the shares transferred.
All shares of Class B common stock will convert automatically into Class A common stock on the date on which Mr. Kurtin or Mr. Perullo cease for any reason to own cumulatively at least 51% of the voting control of AGP.
Once converted into a share of Class A common stock, a converted share of Class B common stock will not be reissued. Following the conversion of all outstanding shares of Class B common stock, no further shares of Class B common stock will be issued.
Except as described above, holders of Class A common stock and Class B common stock will have no preemptive, conversion, subscription or other rights, and there are no redemption or sinking fund provisions applicable to Class A common stock or Class B common stock. The rights, preferences and privileges of the holders of Class A common stock and Class B common stock will be subject to and may be adversely affected by, the rights of the holders of shares of any series of preferred stock that we may designate in the future.
Right to Receive Liquidation Distributions
In the event of our liquidation, dissolution or winding up, holders of our Class A common stock and Class B common stock will be entitled to share ratably in the net assets legally available for distribution to stockholders after the payment of all of our debts and other liabilities and the satisfaction of any liquidation preference granted to the holders of any then-outstanding shares of preferred stock.
Identical Treatment of Common Stock in Change of Control Transaction
In the event of any change of control transaction, shares of our Class A common stock and Class B common stock shall be treated equally, ratably and identically, on a per share basis, with respect to any consideration into which such shares are converted or any consideration paid or otherwise distributed to stockholders of the Company, unless different treatment of the shares of each such class is approved by the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock and Class B Common Stock, each voting separately as a class.

Fully Paid and Non-Assessable
All of the outstanding shares of our common stock are, and any shares of our Class A common stock to be issued pursuant to this prospectus will be, fully paid and non-assessable.
Preferred Stock
No shares of our preferred stock are currently outstanding. Pursuant to our certificate of incorporation, our Board has the authority, without further action by the stockholders, to issue from time to time shares of preferred stock in one or more series. Our Board may designate the rights, preferences, privileges and restrictions of the preferred stock, including dividend rights, conversion rights, voting rights, redemption rights, liquidation preference, sinking fund terms, and the number of shares constituting any series or the designation of any series. The issuance of preferred stock could have the effect of restricting dividends on our common stock, diluting the voting power of our common stock, impairing the liquidation rights of our common stock, or delaying, deterring or preventing a change in control. Such issuance could have the effect of decreasing the market price of our common stock. Any preferred stock so issued may rank senior to our common stock with respect to the payment of dividends or amounts upon liquidation, dissolution or winding up, or both. We currently have no plans to issue any shares of preferred stock.
Warrants to Purchase Class A Common Stock
As of September 30, 2022, we had outstanding warrants to purchase Class A common stock as follows:

	Total Outstanding and Exercisable	Underlying Shares of Common Stock	Exercise Price per Share	Expiration Date
Historical Warrants(1)	2,422,330	2,422,330	$4.00	Various from June 22, 2023 through October 15, 2025
2022 Warrants	3,130,143	3,130,143	$3.10	June 30, 2026
(1)Excludes 312,500 warrants that were cancelled in November 2022.
As of September 30, 2022, a total of 2,422,330 warrants that were issued prior to the Company’s IPO (the “Historical Warrants”) were outstanding and exercisable (excluding 312,500 warrants that were cancelled in November 2022). In June 2022, the Company issued 3,130,143 warrants to certain lenders as part of a debt financing transaction (the “2022 Warrants”).
Historical Warrants
The Historical Warrants were issued by Ascend Wellness Holdings, LLC and entitled holders to receive historical common units. In conjunction with the Conversion, the holders received warrants to acquire an equal number of Class A common stock.
Each Historical Warrant entitles the registered holder to purchase one share of our Class A common stock at a price of $4.00 per share, subject to adjustment. Pursuant to the warrant agreement, a warrant holder may exercise its warrants only for a whole number of shares of the Class A common stock. The Historical Warrants were issued with an exercise period ranging from three to five years and expire at various dates ranging from June 22, 2023 through October 15, 2025, or earlier upon redemption or liquidation.
2022 Warrants
Each 2022 Warrant entitles the registered holder to purchase one share of our Class A common stock at a price of $3.10 per share, subject to adjustment under a customary anti-dilution provision. Pursuant to the warrant agreement, a warrant holder may exercise its warrants only for a whole number of shares of the Class A common stock. The Company will have the option to require warrant holders to exercise the warrants if, after the first anniversary of the issuance, the 30 day volume weighted average price of the Company’s Class A common stock exceeds $6.50 per share. The 2022 Warrants were issued with an exercise period of four years and expire on June 30, 2026, or earlier upon redemption or liquidation.
Equity Awards
As of September 30, 2022, approximately 5.9 million shares of Class A common stock remained available for issuance under the Company’s 2021 stock incentive plan (the “ 2021 Equity Incentive Plan”). Total equity-based compensation associated with equity awards issued under the 2021 Equity Incentive Plan was approximately $17.4 million during the nine months ended September 30, 2022 and approximately $18.6 million during the fiscal year ended December 31, 2021.
As of September 30, 2022, approximately 0.2 million awards remained available for future issuance under the Company’s previous equity incentive plan (the “2020 Equity Incentive Plan”) that are no longer available for issuance following stockholder approval of the 2021 Equity Incentive Plan, which occurred in May 2022. Total equity-based compensation expense associated with equity awards issued under the 2020 Equity Incentive Plan was approximately $0.2 million during the nine months ended September 30, 2022 and approximately $0.4 million during the fiscal year ended December 31, 2021.
Anti-Takeover Provisions in Our Certificate of Incorporation and Bylaws
Certain provisions of our certificate of incorporation and bylaws may have the effect of delaying, deferring or discouraging another person from attempting to acquire control of us. These provisions, which are summarized below, may discourage takeovers, coercive or otherwise. These provisions are also geared, in part, towards encouraging persons seeking to acquire control of us to negotiate first with our Board. We believe that the benefits of increased protection of our potential ability to negotiate with an unfriendly or unsolicited acquirer outweigh the disadvantages of discouraging a proposal to acquire us because negotiation of these proposals could result in an improvement of their terms.
Stockholder Action; Special Meeting of Stockholders. Pursuant to Section 228 of the DGCL, any action required to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares of our stock entitled to vote thereon were present and voted, unless our certificate of incorporation provides otherwise. Our certificate of incorporation provides that our stockholders may not take action by written consent but may only take action at annual or special meetings of our stockholders. As a result, a holder controlling a majority of our capital stock would not be able to amend our bylaws or remove directors without holding a meeting of our stockholders called in accordance with our bylaws. Our certificate of incorporation provides that special meetings of the stockholders may be called only upon a resolution approved by a majority of the total number of directors that we would have if there were no vacancies, the Chair of our Board, the Chief Executive Officer or the President. These provisions might delay the ability of our stockholders to force consideration of a proposal or for stockholders controlling a majority of our capital stock to take any action, including the removal of directors.
Advance Notice Requirements for Stockholder Proposals and Director Nominations. Our bylaws provide advance notice procedures for stockholders seeking to bring business before our annual meeting of stockholders or to nominate candidates for election as directors at our annual meeting of stockholders. Our bylaws specify certain requirements regarding the form and content of a stockholder’s notice. Our bylaws prohibit the conduct of any business at a special meeting other than as specified in the notice for such meeting. Our bylaws also provide that nominations of persons for election to our Board may be made at a special meeting of stockholders at which directors are to be elected pursuant to the notice of meeting (i) by or at the direction of our Board or (ii) provided that our Board has determined that directors shall be elected at such meeting, by any stockholder who (a) is a stockholder of record both at the time the notice is delivered and on the record date for the determination of stockholders entitled to vote at the special meeting, (b) is entitled to vote at the meeting and upon such election and (c) complies with the notice procedures set forth in our bylaws. These provisions might preclude our stockholders from bringing matters before our annual meeting of stockholders or from making nominations for directors at our annual meeting of stockholders if the proper procedures are not followed. We expect that these provisions may also discourage or deter a potential acquirer from conducting a solicitation of proxies to elect the acquirer’s own slate of directors or otherwise attempting to obtain control of our company.
No Cumulative Voting. The DGCL provides that stockholders are not entitled to cumulate votes in the election of directors unless a corporation’s certificate of incorporation provides otherwise. Our certificate of incorporation does not provide for cumulative voting.
Additional Authorized Shares of Capital Stock. The additional shares of authorized common stock and preferred stock available for issuance under our certificate of incorporation, could be issued at such times, under such circumstances and with such terms and conditions as to impede a change in control.
Issuance of Undesignated Preferred Stock. Our Board has the authority, without further action by our stockholders, to designate and issue shares of preferred stock with rights and preferences, including super voting, special approval, dividend or other rights or preferences on a discriminatory basis. The existence of authorized but unissued shares of undesignated preferred stock would enable our Board to render more difficult or to discourage an attempt to obtain control of us by means of a merger, tender offer, proxy contest or other means.
Business Combinations with Interested Stockholders. We have elected in our certificate of incorporation to be subject to Section 203 of the DGCL, an anti-takeover law. In general, Section 203 prohibits a publicly held Delaware corporation from engaging in a business combination, such as a merger, with an interested stockholder (i.e., a person or group owning 15% or more of the corporation’s voting capital stock) for a period of three years following the date the person became an interested stockholder, unless (with certain exceptions) the business combination or the transaction in which the person became an interested stockholder is approved in a prescribed manner. Accordingly, we are subject to any anti-takeover effects of Section 203 of the DGCL.
Dual-class Stock Structure. Our certificate of incorporation provides for a dual-class common stock structure. As a result of this structure, our founders will have significant influence over all matters requiring stockholder approval, including the election of directors, amendments to our charter documents and significant corporate transactions, such as a merger or other sale of our company or its assets. This concentrated control could discourage others from initiating any potential merger, takeover or other change of control transaction that other stockholders may view as beneficial.
Choice of Forum
Our bylaws provide that, unless we consent to the selection of an alternative forum, the Court of Chancery of the State of Delaware is the sole and exclusive forum for (i) any derivative action or proceeding brought on our behalf, (ii) any action asserting a claim of breach of fiduciary duty owed by any of our directors, officers or other employees to us or to our stockholders, (iii) any action asserting a claim arising pursuant to the DGCL or our certificate of incorporation or bylaws, (iv) any action to interpret apply, enforce or determine the validity of our certificate of incorporation or bylaws, or (v) any action asserting a claim governed by the internal affairs doctrine.
This exclusive forum provision would not apply to suits brought to enforce any liability or duty created by the United States Securities Act of 1933, as amended (the “Securities Act”), or the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any other claim for which the federal courts have exclusive jurisdiction. Our bylaws provide that, unless we consent in writing to the selection of an alternative forum, the federal district courts of the United States shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act or the Exchange Act.
The choice of forum provisions above may limit a stockholder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with us or our directors, officers or other employees or could result in increased costs for a stockholder to bring a claim, both of which may discourage such lawsuits against us and our directors, officers and other employees. Alternatively, if a court were to find the choice of forum provision contained in our bylaws to be inapplicable or unenforceable in an action, we may incur additional costs associated with resolving such action in other jurisdictions, which could harm our business, operating results and financial condition.

Transfer Agent and Registrar
The transfer agent for our Class A common stock is Odyssey Trust Company.
Market Listing
Our Class A common stock is listed on the CSE under the symbol “AAWH.U” and quoted on the OTCQX under the symbol “AAWH.”
DESCRIPTION OF WARRANTS
General
We may issue warrants for the purchase of our debt securities, preferred stock, Class A common stock or any combination thereof. Warrants may be issued independently or together with our debt securities, preferred stock, Class A common stock, subscription rights or any combination thereof and may be attached to or separate from any offered securities. If we choose to use a warrant agent, each series of warrants will be issued under a separate warrant agreement to be entered into between us and a bank or trust company, as warrant agent. The warrant agent will act solely as our agent in connection with the warrants. The warrant agent will not have any obligation or relationship of agency or trust for or with any holders or beneficial owners of warrants. This summary of certain provisions of the warrants is not complete. For the terms of a particular series of warrants, you should refer to the prospectus supplement for that series of warrants and the warrant agreement for that particular series.
Debt Warrants
The prospectus supplement relating to a particular issue of warrants to purchase debt securities will describe the terms of the debt warrants, including the following, where applicable:
•the title of the debt warrants;
•the offering price for the debt warrants, if any;
•the aggregate number of the debt warrants;
•the designation and terms of the debt securities, including any conversion rights, purchasable upon exercise of the debt warrants;
•if applicable, the date from and after which the debt warrants and any debt securities issued with them will be separately transferable;
•the principal amount of debt securities that may be purchased upon exercise of a debt warrant and the exercise price for the warrants, which may be payable in cash, securities or other property;
•the dates on which the right to exercise the debt warrants will commence and expire;
•if applicable, the minimum or maximum amount of the debt warrants that may be exercised at any one time;
•information with respect to book-entry procedures, if any;
•the currency or currency units in which the offering price, if any, and the exercise price are payable;
•if applicable, a discussion of material United States federal income tax considerations and material Canadian federal income tax consequences;
•the anti-dilution provisions of the debt warrants, if any;
•the procedures and terms for modifying or altering the debt warrants;
•the redemption or call provisions, if any, applicable to the debt warrants;
•any provisions with respect to the holder’s right to require us to repurchase the warrants upon a change in control or similar event; and
•any additional material terms of the debt warrants, including procedures, and limitations relating to the exchange, exercise and settlement of the debt warrants.

Equity Warrants
The prospectus supplement relating to a particular series of warrants to purchase our Class A common stock or preferred stock will describe the terms of the warrants, including the following, where applicable:
•the title of the warrants;
•the offering price for the warrants, if any;
•the aggregate number of warrants;
•the designation and terms of the Class A common stock or preferred stock that may be purchased upon exercise of the warrants;
•if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each security;
•if applicable, the date from and after which the warrants and any securities issued with the warrants will be separately transferable;
•the number of shares of Class A common stock or preferred stock that may be purchased upon exercise of a warrant and the exercise price for the warrants;
•the dates on which the right to exercise the warrants shall commence and expire;
•if applicable, the minimum or maximum amount of the warrants that may be exercised at any one time;
•the currency or currency units in which the offering price, if any, and the exercise price are payable;
•if applicable, a discussion of material United States federal income tax considerations and material Canadian federal income tax consequences;
•the anti-dilution provisions of the equity warrants, if any;
•any provisions for changes to or adjustments in the exercise price or number of securities issuable upon exercise of the warrants;
•the redemption or call provisions, if any, applicable to the warrants;
•the procedures and terms for modifying or altering the warrants;
•any provisions with respect to the holder’s right to require us to repurchase the warrants upon a change in control or similar event; and
•any additional material terms of the warrants, including procedures, and limitations relating to the exchange, exercise and settlement of the warrants.
Before exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including:
•in the case of warrants to purchase debt securities, the right to receive payments of principal of, or premium, if any, or interest on, the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture; or
•in the case of warrants to purchase Class A common stock or preferred stock, the right to receive dividends, if any; to receive payments upon our liquidation, dissolution or winding up; to receive notice as stockholders with respect to meetings of stockholders; or to exercise voting or consent rights, if any.
The descriptions of the warrants in this prospectus and in any prospectus supplement are summaries of the material provisions of the applicable warrants. These descriptions do not restate those warrants in their entirety and may not contain all the information that you may find useful. We urge you to read the applicable warrants because they, and not the summaries, define your rights as holders of the warrants. For more information, please review the forms of the relevant warrants and warrant agreements, which will be filed by amendment or incorporated by reference in connection with the offering of warrants.

DESCRIPTION OF DEBT SECURITIES
This section describes the general terms that will apply to any debt securities issued pursuant to this prospectus. Debt securities may be offered separately or in combination with one or more other securities of the Company. The debt securities may be issued in one or more series under an indenture (the “Indenture”) to be entered into between the Company and one or more trustees (the “Trustee”) that will be named in a Prospectus Supplement for a series of debt securities. To the extent applicable, the Indenture will be subject to and governed by the United States Trust Indenture Act of 1939, as amended. A copy of the form of the Indenture to be entered into has been or will be filed with the SEC as an exhibit to the registration statement of which this prospectus is a part and will be filed with the securities commissions or similar authorities in Canada when it is entered into. The description of certain provisions of the Indenture in this section do not purport to be complete and are subject to, and are qualified in their entirety by reference to, the provisions of the Indenture. This section describes the general terms of the debt securities. The specific terms of the debt securities, and the extent to which the general terms described in this section apply to those debt securities, will be set forth in the applicable prospectus supplement. This description may include, but may not be limited to, any of the following, if applicable:
•the specific designation of the debt securities;
•any limit on the aggregate principal amount of the debt securities;
•the date or dates, if any, on which the debt securities will mature and the portion (if less than all of the principal amount) of the debt securities to be payable upon declaration of acceleration of maturity;
•the rate or rates (whether fixed or variable) at which the debt securities will bear interest, if any, the date or dates from which any such interest will accrue and on which any such interest will be payable and the record dates for any interest payable on the debt securities ;
•the terms and conditions under which the Company may be obligated to redeem, repay or purchase the debt securities pursuant to any sinking fund or analogous provisions or otherwise;
•the terms and conditions upon which the Company may redeem the debt securities, in whole or in part, at its option;
•the covenants applicable to the debt securities;
•the terms and conditions for any conversion or exchange of the debt securities for any other securities;
•the extent and manner, if any, to which payment on or in respect of the securities of the series will be senior or will be subordinated to the prior payment of other liabilities and obligations of the Company;
•whether the securities will be secured or unsecured;
•whether the debt securities will be issuable in the form of registered global securities (“Global Securities”), and, if so, the identity of the depositary for such registered Global Securities;
•the denominations in which debt securities will be issuable, if other than denominations of US$1,000 or integral multiples of US$1,000;
•each office or agency where payments on the debt securities will be made and each office or agency where the debt securities may be presented for registration of transfer or exchange;
•if other than United States dollars, the currency in which the debt securities are denominated or the currency in which we will make payments on the debt securities;
•material Canadian federal income tax consequences and United States federal income tax consequences of owning the debt securities;
•any index, formula or other method used to determine the amount of payments of principal of (and premium, if any) or interest, if any, on the debt securities; and
•any other terms, conditions, rights or preferences of the debt securities which apply solely to the debt securities.
If the Company denominates the purchase price of any of the debt securities in a currency or currencies other than United States dollars or a non-United States dollar unit or units, or if the principal of and any premium and interest on any debt securities is payable in a currency or currencies other than United States dollars or a non-

United States dollar unit or units, the Company will provide investors with information on the restrictions, elections, general tax considerations, specific terms and other information with respect to that issue of debt securities and such non-United States dollar currency or currencies or non-United States dollar unit or units in the applicable prospectus supplement. Each series of debt securities may be issued at various times with different maturity dates, may bear interest at different rates and may otherwise vary. The terms on which a series of debt securities may be convertible into or exchangeable for Class A common stock or preferred stock will be described in the applicable prospectus supplement. These terms may include provisions as to whether conversion or exchange is mandatory, at the option of the holder, or at the option of the Company, and may include provisions pursuant to which the number of shares Class A common stock or preferred stock to be received by the holders of such series of debt securities would be subject to adjustment. To the extent any debt securities are convertible into Class A common stock or preferred stock, prior to such conversion the holders of such debt securities will not have any of the rights of holders of the securities into which the debt securities are convertible, including the right to receive payments of dividends or the right to vote such underlying securities.
The Company may, from time to time, issue debt securities and incur additional indebtedness other than through the issue of debt securities pursuant to this prospectus.
DESCRIPTION OF SUBSCRIPTION RIGHTS
We may issue subscription rights to purchase our Class A common stock, our other securities or any combination thereof. These subscription rights may be offered independently or together with any other security offered hereby and may or may not be transferable by the stockholder receiving the subscription rights in such offering. In connection with any offering of subscription rights, we may enter into a standby arrangement with one or more underwriters or other purchasers pursuant to which the underwriters or other purchasers may be required to purchase any securities remaining unsubscribed for after such offering.
Subscription rights will be issued pursuant to one or more subscription right agreements, each to be entered into between us and an escrow agent, which will establish the terms and conditions of the subscription rights. Each escrow agent will be a financial institution organized under the laws of the United States or a state thereof or Canada or a province thereof and authorized to carry on business as a trustee. We will file as exhibits to the registration statement of which this prospectus is a part, or will incorporate by reference, any subscription right agreement describing the terms and conditions of subscription receipts we are offering before the issuance of such subscription rights.

The prospectus supplement relating to any subscription rights we offer, if any, will, to the extent applicable, include specific terms relating to the offering, including some or all of the following, as applicable:
•the price, if any, for the subscription rights;
•the exercise price payable for our Class A common stock or our other securities issuable upon the exercise of the subscription rights;
•the number of subscription rights to be issued to each stockholder;
•the number and terms of our Class A common stock or our other securities which may be purchased per each subscription right;
•the extent to which the subscription rights are transferable;
•any other material terms of the subscription rights, including the terms, procedures and limitations relating to the exchange and exercise of the subscription rights;
•whether the subscription rights are to be issued in registered form, “book-entry only” form, bearer form or in the form of temporary or permanent global securities and the basis of exchange, transfer and ownership thereof
•the date on which the right to exercise the subscription rights shall commence, and the date on which the subscription rights shall expire;
•the extent to which the subscription rights may include an over-subscription privilege with respect to unsubscribed securities or an over-allotment privilege to the extent the securities are fully subscribed;

•if applicable, a discussion of material United States federal income tax considerations and material Canadian federal income tax consequences; and
•if applicable, the material terms of any standby underwriting or purchase arrangement which may be entered into by the Company in connection with the offering of subscription rights.
The descriptions of the subscription rights in this prospectus and in any prospectus supplement are summaries of the material provisions of the applicable subscription right agreements. These descriptions do not restate those subscription right agreements in their entirety and may not contain all the information that you may find useful. We urge you to read the applicable subscription right agreements because they, and not the summaries, define your rights as holders of the subscription rights. For more information, please review the forms of the relevant subscription right agreements, which will be filed by amendment or incorporated by reference in connection with the offering of subscription rights.
DESCRIPTION OF UNITS
We may issue units comprised of one or more of the other classes of securities described in this prospectus in any combination. Each unit will be issued so that the holder of the unit is also the holder of each security included in the unit. Thus, the holder of a unit will have the rights and obligations of a holder of each included security. The units may be issued under unit agreements to be entered into between us and a unit agent, as detailed in the prospectus supplement relating to the units being offered. The prospectus supplement will describe, as applicable:
•the designation and material terms of the units and of the securities comprising the units, including whether and under what circumstances the securities comprising the units may be held or transferred separately;
•a description of the material terms of any unit agreement governing the units;
•a description of the provisions for the payment, settlement, transfer or exchange of the units;
•a discussion of material United States federal income tax considerations and material Canadian federal income tax consequences, if applicable; and
•whether the units if issued as a separate security will be issued in fully registered or global form.
The descriptions of the units in this prospectus and in any prospectus supplement are summaries of the material provisions of the applicable unit agreements. These descriptions do not restate those unit agreements in their entirety and may not contain all the information that you may find useful. We urge you to read the applicable unit agreements because they, and not the summaries, define your rights as holders of the units. For more information, please review the forms of the relevant unit agreements, which will be filed with each of the SEC and the relevant securities commissions or similar authorities in Canada when it is entered into promptly after the offering of units and will be available as described in the section titled “Where You Can Find More Information.”
PLAN OF DISTRIBUTION
We may sell the securities offered through this prospectus (1) to or through underwriters or dealers, (2) directly to purchasers, including our affiliates, (3) through agents, including ordinary brokerage transactions, block trades, placements, “at the market” transactions, put or call transactions or in any other way not involving market makers or established trading markets, (4) through a combination of any of these methods or (5) through any other methods described in a prospectus supplement. The securities may be distributed at a fixed price or prices, which may be changed, market prices prevailing at the time of sale, prices related to the prevailing market prices, or negotiated prices. Any prospectus supplement will include, to the extent applicable, the following information:
•the terms of the offering;
•the names of any underwriters or agents;
•the name or names of any managing underwriter or underwriters;
•the purchase price of the securities;
•the net proceeds from the sale of the securities;

•any delayed delivery arrangements;
•any underwriting discounts, commissions and other items constituting underwriters’ compensation;
•any initial public offering price;
•any discounts or concessions allowed or reallowed or paid to dealers; and
•any commissions paid to agents.
We may engage in “at the market” offerings in an existing trading market in accordance with Rule 415(a)(4). Any “at the market” offering will be through an underwriter or underwriters acting as principal or agent for us.
Under Rule 15c6-1 of the Exchange Act, trades in the secondary market generally are required to settle in two business days, unless the parties to any such trade expressly agree otherwise. The applicable prospectus supplement may provide that the original issue date for your securities may be more than two scheduled business days after the trade date for your securities. Accordingly, in such a case, if you wish to trade securities on any date prior to the second business day before the original issue date for your securities, you will be required, by virtue of the fact that your securities initially are expected to settle in more than two scheduled business days after the trade date for your securities, to make alternative settlement arrangements to prevent a failed settlement.
We may issue to the holders of our Class A common stock, on a pro rata basis for no consideration, subscription rights to purchase shares of our Class A common stock or preferred stock. These subscription rights may or may not be transferable by stockholders. The applicable prospectus supplement will describe the specific terms of any offering of our common or preferred stock through the issuance of subscription rights, including the terms of the subscription rights offering, the terms, procedures and limitations relating to the exchange and exercise of the subscription rights and, if applicable, the material terms of any standby underwriting or purchase arrangement entered into by us in connection with the offering of common or preferred stock through the issuance of subscription rights.
Sale through Underwriters or Dealers
If underwriters are used in the sale, the underwriters will acquire the securities for their own account, including through underwriting, purchase, security lending or repurchase agreements with us. The underwriters may resell the securities from time to time in one or more transactions, including negotiated transactions.
Underwriters may sell the securities in order to facilitate transactions in any of our other securities (described in this prospectus or otherwise), including other public or private transactions and short sales. Underwriters may offer securities to the public either through underwriting syndicates represented by one or more managing underwriters or directly by one or more firms acting as underwriters. Unless otherwise indicated in the prospectus supplement, the obligations of the underwriters to purchase the securities will be subject to certain conditions, and the underwriters will be obligated to purchase all the offered securities if they purchase any of them. The underwriters may change from time to time any initial public offering price and any discounts or concessions allowed or reallowed or paid to dealers. The prospectus supplement will include the names of the principal underwriters, the respective amount of securities underwritten, the nature of the obligation of the underwriters to take the securities and the nature of any material relationship between an underwriter and us. We may agree to pay the underwriters a fee or commission for various services relating to the offering of any of our securities. Any such fee or commission will be paid out of our general corporate funds. We may use underwriters with whom we have a material relationship. We will describe in the applicable prospectus supplement, naming the underwriter, the nature of any such relationship.
Some or all of the securities that we offer through this prospectus may be new issues of securities with no established trading market. Any underwriters to whom we sell securities for public offering and sale may make a market in those securities, but they will not be obligated to do so and they may discontinue any market making at any time without notice. Accordingly, we cannot assure you of the liquidity of, or continued trading markets for, any securities offered pursuant to this prospectus.

If dealers are used in the sale of securities offered through this prospectus, we will sell the securities to them as principals. They may then resell those securities to the public at varying prices determined by the dealers at the time of resale. Any public offering price and any discounts or concessions allowed or re-allowed or paid to dealers may be changed from time to time. The prospectus supplement will include the names of the dealers and the terms of the transaction.
Direct Sales and Sales through Agents
We may sell the securities offered through this prospectus directly at such prices and upon such terms as agreed to by us and the purchaser. In this case, no underwriters or agents would be involved. We may sell the securities directly to institutional investors or others who may be deemed to be underwriters within the meaning of the Securities Act with respect to any sale of those securities. The terms of any such sales will be described in any required prospectus supplement.
Securities may also be sold through agents designated from time to time. Any required prospectus supplement will name any agent involved in the offer or sale of the offered securities and will describe any fees or commissions payable to the agent by us. Unless otherwise indicated in such prospectus supplement, any agent will agree to use its reasonable best efforts to solicit purchases for the period of its appointment.
Delayed Delivery Contracts
If the applicable prospectus supplement indicates, we may authorize agents, underwriters or dealers to solicit offers from certain types of institutions to purchase securities at the public offering price under delayed delivery contracts. These contracts would provide for payment and delivery on a specified date in the future. The contracts would be subject only to those conditions described in the applicable prospectus supplement. The applicable prospectus supplement will describe the fee or commission payable for solicitation of those contracts.
Market Making, Stabilization and Other Transactions
Unless the applicable prospectus supplement states otherwise, each series of offered securities by us will be a new issue and will have no established trading market, except for our Class A common stock. We may elect to list any series of offered securities on an exchange. Any underwriters that we use in the sale of such offered securities may make a market in such securities, but may discontinue such market making at any time without notice. Accordingly, we cannot assure you that the securities will have a liquid trading market.
Any underwriter may engage in overallotment, stabilizing transactions, short covering transactions and penalty bids in accordance with Rule 103 of Regulation M under the Exchange Act. Overallotment involves sales in excess of the offering size, which creates a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum. Short covering transactions involve purchases of the securities in the open market after the distribution is completed to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time. These transactions may be effected on any exchange or over-the-counter market or otherwise.
Derivative Transactions and Hedging
We, the underwriters or other agents may engage in derivative transactions involving our securities. These derivatives may consist of short sale transactions and other hedging activities. The underwriters or agents may acquire a long or short position in our securities, hold or resell securities acquired and purchase options or futures on our securities and other derivative instruments with returns linked to or related to changes in the price of our securities. In order to facilitate these derivative transactions, we may enter into security lending or repurchase agreements with the underwriters or agents. The underwriters or agents may effect the derivative transactions through sales of our securities to the public, including short sales, or by lending the securities in order to facilitate short sale transactions by others. The underwriters or agents may also use our securities that are purchased or borrowed from us or others (or, in the case of derivatives, securities received from us in settlement of those derivatives) to directly or indirectly settle sales of the securities or close out any related open borrowings of the securities.
Electronic Auctions
We may also make sales through the Internet or through other electronic means. Since we may from time to time elect to offer securities directly to the public, with or without the involvement of agents, underwriters or dealers, utilizing the Internet or other forms of electronic bidding or ordering systems for the pricing and allocation of such securities, you should pay particular attention to the description of that system we will provide in an applicable prospectus supplement.
Such electronic system may allow bidders to directly participate, through electronic access to an auction site, by submitting conditional offers to buy that are subject to acceptance by us, and which may directly affect the price or other terms and conditions at which such securities are sold. These bidding or ordering systems may present to each bidder, on a so-called “real-time” basis, relevant information to assist in making a bid, such as the clearing spread at which the offering would be sold, based on the bids submitted, and whether a bidder’s individual bids would be accepted, prorated or rejected. For example, in the case of a debt security, the clearing spread could be indicated as a number of “basis points” above an index treasury note. Of course, many pricing methods can and may also be used.
Upon completion of such an electronic auction process, securities will be allocated based on prices bid, terms of bid or other factors. The final offering price at which securities would be sold and the allocation of securities among bidders would be based in whole or in part on the results of the Internet or other electronic bidding process or auction.
General Information
Agents, underwriters and dealers may be entitled, under agreements entered into with us, to indemnification by us against certain liabilities, including liabilities under the Securities Act or applicable Canadian securities laws. Agents, underwriters and dealers may engage in transactions with or perform services for us in the ordinary course of their businesses.
LEGAL MATTERS
The validity of the securities offered by this prospectus will be passed upon by Dorsey & Whitney LLP.
EXPERTS
The consolidated balance sheet of Ascend Wellness Holdings, Inc. as of December 31, 2021, the related consolidated statement of operations, stockholders’ equity and cash flows for the year ended December 31, 2021, and the related notes incorporated by reference in this prospectus and in the registration statement of which this prospectus forms a part have been so incorporated in reliance on the report of Macias Gini & O’Connell LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
The consolidated balance sheet of Ascend Wellness Holdings, LLC as of December 31, 2020, the related consolidated statement of operations, members’ equity and cash flows for the two years in the period ended December 31, 2020, and the related notes incorporated by reference in this prospectus and in the registration statement of which this prospectus forms a part have been so incorporated in reliance on the report of Marcum LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

WHERE YOU CAN FIND MORE INFORMATION
We file annual, quarterly and other reports, proxy statements and other information with the SEC. Our SEC filings are available to the public over the Internet at the SEC’s website at http://www.sec.gov. Our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, including any amendments to those reports, and other information that we file with or furnish to the SEC pursuant to Section 13(a) or 15(d) of the Exchange Act can also be accessed free of charge through the Internet. These filings will be available as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC.
We have filed with the SEC a registration statement under the Securities Act relating to the offering of these securities. The registration statement, including the attached exhibits, contains additional relevant information about us and our securities. This prospectus does not contain all of the information set forth in the registration statement. You can obtain a copy of the registration statement, at prescribed rates, from the SEC at the address listed above. The registration statement and the documents referred to below under “Information Incorporated by Reference” are also available on our Internet website, www.awholdings.com. We have not incorporated by reference into this prospectus the information on our website, and you should not consider it to be a part of this prospectus.
INFORMATION INCORPORATED BY REFERENCE
The SEC allows us to incorporate by reference into this prospectus certain information we file with it, which means that we can disclose important information by referring you to those documents. The information incorporated by reference is considered to be a part of this prospectus, and information that we file later with the SEC will automatically update and supersede information contained in this prospectus and any accompanying prospectus supplement. We incorporate by reference the documents listed below that we have previously filed with the SEC (excluding any portions of any Form 8-K that are not deemed “filed” pursuant to the General Instructions of Form 8-K):
•our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC on March 11, 2022;
•our Definitive Proxy Statement on Schedule 14A, filed with the SEC on March 28, 2022;
•our Quarterly Reports on Form 10-Q, for the quarterly period ended March 31, 2022, filed with the SEC on May 12, 2022, for the quarterly period ended June 30, 2022, filed with the SEC on August 15, 2022, and for the quarterly period ended September 30, 2022, filed with the SEC on November 14, 2022; and
•our Current Reports on Form 8-K filed with the SEC on January 4, 2022, January 6, 2022, February 16, 2022, March 8, 2022, April 25, 2022, May 11, 2022, May 11, 2022, May 11, 2022, May 24, 2022, July 5, 2022, August 15, 2022, August 16, 2022, September 15, 2022, September 28, 2022, October 4, 2022, and November 10, 2022.
We also incorporate by reference any future filings (other than Current Reports furnished under Items 2.02 or 7.01 of Form 8-K and exhibits filed on such form that are related to such items unless such Form 8-K expressly provides to the contrary) made with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of the initial registration statement of which this prospectus forms a part until we sell all of the securities we are offering or the termination of the offering, excluding, in each case, information deemed furnished and not filed. Additionally, we also incorporate by reference all future filings (other than Current Reports furnished under Items 2.02 or 7.01 of Form 8-K and exhibits filed on such form that are related to such items unless such Form 8-K expressly provides to the contrary) made with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this initial registration statement and prior to the effectiveness of this registration statement.
Any statement contained in this prospectus, or in a document incorporated or deemed to be incorporated by reference herein, shall be deemed to be modified or superseded to the extent that a statement contained herein, or in any subsequently filed document that also is incorporated or deemed to be incorporated by reference herein, modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this prospectus.

We will provide to each person, including any beneficial owner, to whom this prospectus is delivered, upon written or oral request, at no cost to the requester, a copy of any and all of the information that is incorporated by reference in this prospectus.
Requests for such documents should be directed to:
Ascend Wellness Holdings, Inc.
1411 Broadway, 16th Floor
New York, NY 10018
(646) 661-7600
Attention: Daniel Neville
You may also access the documents incorporated by reference in this prospectus through our website at www.awholdings.com. Except for the specific incorporated documents listed above, no information available on or through our website shall be deemed to be incorporated in this prospectus or the registration statement of which it forms a part.

$100,000,000

Ascend Wellness Holdings, Inc.
Class A Common Stock
Preferred Stock
Warrants
Debt Securities
Subscription Rights
Units
__________________________
PROSPECTUS
, 2022
__________________________

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the United States Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where such offer or sale is not permitted.
SUBJECT TO COMPLETION, DATED NOVEMBER 22, 2022
PROSPECTUS
4,380,143 Shares of Class A Common Stock
Ascend Wellness Holdings, Inc.
This prospectus relates to the resale of 4,380,143 shares of Class A common stock, par value $0.001 per share of Ascend Wellness Holdings, Inc. (the “Company”) by the selling stockholders named herein (the “Selling Stockholders”). The shares of Class A common stock offered by the Selling Stockholders consist of (i) 3,130,143 shares of Class A common stock issuable upon the exercise of 3,130,143 warrants (the “Debt Warrants”) of the Company issued to pursuant to the credit agreement dated August 27, 2021 (the “Credit Agreement”) with an exercise price of $3.10 per share subject to adjustment and (ii) 1,250,000 shares of Class A common stock issuable upon the exercise of 1,250,000 warrants (the “SAI Warrants” and together with the Debt Warrants, the “Warrants”) of the Company issued pursuant to the credit and guarantee agreement dated October 15, 2020 with an exercise price of $4.00 per share subject to adjustment. We will receive the proceeds from the exercise of the Debt Warrants and SAI Warrants, however, we will not receive any proceeds from the sale of any shares of Class A common stock by the Selling Stockholders pursuant to this prospectus.
Our registration of the securities covered by this prospectus does not mean that the Selling Stockholders will offer or sell any of the shares of Class A common stock. The Selling Stockholders may sell the shares of Class A common stock offered by this prospectus from time to time on terms to be determined at the time of sale through ordinary brokerage transactions or through any other means described in this prospectus under the caption “Plan of Distribution.” The shares of Class A common stock may be sold at fixed prices, at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices.
Our Class A common stock is listed on the Canadian Securities Exchange (the “CSE”) under the symbol “AAWH.U” and quoted on the OTCQX® Best Market operated by OTC Markets Group, Inc. (the “OTCQX”) under the symbol “AAWH”. On November 21 ,2022, the last reported sale price for our Class A common stock on the CSE was $2.14 per share and on the OTCQX was $2.13 per share. We will provide information in any applicable prospectus supplement regarding any listing of securities other than shares of our Class A common stock on any securities exchange or marketplace.
INVESTING IN OUR SECURITIES INVOLVES SIGNIFICANT RISKS. YOU SHOULD REVIEW CAREFULLY THE “RISK FACTORS” ON PAGE 34 OF THIS PROSPECTUS AND IN THE APPLICABLE PROSPECTUS SUPPLEMENT BEFORE INVESTING IN OUR SECURITIES.
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.
The date of this prospectus is , 2022

ABOUT THIS PROSPECTUS
This prospectus describes the general manner in which the Selling Stockholders identified in this prospectus may offer from time to time (i) 3,130,143 shares of our Class A common stock issuable upon the exercise of 3,130,143 Debt Warrants (the “ Debt Warrant Shares”) and (ii) 1,250,000 shares of our Class A common stock issuable upon the exercise of 1,250,000 SAI Warrants (the “SAI Warrant Shares”).
You should rely only on the information contained in this prospectus or in any related free writing prospectus filed by us with the Securities and Exchange Commission (“SEC”). We and the Selling Stockholders have not authorized anyone to provide you with any information or to make any representation not contained in this prospectus. We and the Selling Stockholders do not take any responsibility for, and can provide no assurance as to the reliability of, any information that others may provide to you. This prospectus is not an offer to sell or an offer to buy securities in any jurisdiction where offers and sales are not permitted. The information in this prospectus is accurate only as of its date, regardless of the time of delivery of this prospectus or any sale of securities. You should also read and consider the information in the documents to which we have referred you under the caption “Where You Can Find More Information” in the prospectus.
Neither we nor the Selling Stockholders have done anything that would permit a public offering of the securities or possession or distribution of this prospectus in any jurisdiction where action for that purpose is required, other than in the United States. Persons outside the United States who come into possession of this prospectus must inform themselves about, and observe any restrictions relating to, the offering of the securities and the distribution of this prospectus outside of the United States.
This prospectus contains summaries of certain provisions contained in some of the documents described herein, but reference is made to the actual documents for complete information. All of the summaries are qualified in their entirety by the actual documents. Copies of some of the documents referred to herein have been filed, will be filed or will be incorporated by reference as exhibits to the registration statement of which this prospectus is a part, and you may obtain copies of those documents as described below under the section titled “Where You Can Find Additional Information.”
We urge you to read carefully this prospectus, as supplemented and amended, before deciding whether to invest in any of the Class A Common Stock being offered.
1

PROSPECTUS SUMMARY
This summary description about us and our business highlights selected information contained elsewhere in this prospectus or incorporated in this prospectus by reference. This summary does not contain all of the information you should consider before buying securities in this offering. You should carefully read this entire prospectus as supplemented and amended, including each of the documents incorporated herein or therein by reference, before making an investment decision. Unless the context otherwise requires, the terms “Ascend,” “Ascend Wellness Holdings Inc.,” “AWH,” “the “Company,” “we,” “us” and “our” refer to Ascend Wellness Holdings, Inc., a Delaware corporation.
Overview
Ascend Wellness Holdings, Inc. is a vertically integrated multi-state cannabis operator focused on operating in adult-use or near-term adult-use states in primarily limited license markets. Ascend’s core business is the cultivation, manufacturing and distribution of cannabis consumer packaged goods, which are sold through company-owned retail stores and to third-party licensed retail cannabis stores. The Company is a reporting issuer in the United States of American (the “United States”). The Company’s shares of Class A common stock are listed in Canada on the Canadian Securities Exchange (“CSE”) under the symbol “AAWH.U.” and in the United States on the OTCQX Best Market (the “OTCQX”) under the symbol “AAWH.” Ascend is an emerging growth company under federal securities laws and as such Ascend is able to elect to follow scaled disclosure requirements for this filing.
The Company was founded in 2018 with initial operations in Illinois and has since expanded its operational footprint, primarily through acquisitions, and now has operations, licenses, or financial interests in six U.S. geographic markets: Illinois, Massachusetts, Michigan, New Jersey, Ohio, and Pennsylvania. As of November 18, 2022, Ascend has 24 open dispensaries, 20 of which are in states which have passed legislation permitting recreational cannabis. Ascend also operates cultivation facilities in six states with approximately 223,000 square feet of canopy.
Ascend believes in bettering lives through cannabis. The mission is to improve the lives of its employees, patients, customers and the communities they serve through the use of the cannabis plant. As of November 18, 2022, AWH employs approximately 2,000 people across the cultivation, processing, retail, and corporate functions.
History of the Company
Founding and Incorporation
The Company was originally formed on May 15, 2018 as Ascend Group Partners, LLC, and changed its name to “Ascend Wellness Holdings, LLC” on September 10, 2018. On April 22, 2021, Ascend Wellness Holdings, LLC converted into a Delaware corporation and changed its name to “Ascend Wellness Holdings, Inc.” and effected a 2-for-1 reverse stock split, which is retrospectively presented for all periods in this filing and referred to as the “Conversion.” As a result of the Conversion, the members of Ascend Wellness Holdings, LLC became holders of shares of stock of Ascend Wellness Holdings, Inc.
Following the Conversion, the Company authorized 750,000,000 shares of Class A common stock with a par value of $0.001 per share, 100,000 shares of Class B common stock with a par value of $0.001 per share, and 10,000,000 shares of preferred stock with a par value of $0.001 per share. The rights of the holders of Class A common stock and Class B common stock are identical, except for voting and conversion rights. Each share of Class A common stock is entitled to one vote per share. Each share of Class B common stock is entitled to 1,000 votes per share and is convertible at any time into one share of Class A common stock at the option of the holder.

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Initial Public Offering
On May 4, 2021, the Company completed an Initial Public Offering (“IPO”) of its Class A common stock, in which it issued and sold 10.0 million shares of Class A common stock at a price of $8.00 per share. On May 7, 2021, the underwriters exercised their over-allotment option in full and AWH issued and sold an additional 1.5 million shares of Class A common stock. AWH received total net proceeds of approximately $86.1 million after deducting underwriting discounts and commissions and certain other direct offering expenses paid by the Company. In connection with the IPO, the historical common units, Series Seed Preferred Units, Series Seed+ Preferred Units, and Real Estate Preferred Units then-outstanding automatically converted into a total of 113.3 million shares of Class A common stock and 65,000 historical common units were allocated as shares of Class B common stock. Additionally, 3.4 million shares of Class A common stock were issued for a beneficial conversion feature associated with the conversion of certain historical preferred units and the Company’s convertible notes, plus accrued interest, converted into 37.4 million shares of Class A common stock. The Company’s shares of Class A common stock are listed on the CSE under the ticker symbol “AAWH.U” and are quoted on the OTCQX Best Market under the symbol “AAWH.”
Operations by State
The following is an overview of our cultivation and dispensary assets by state that are currently operational, as well as our expected asset base once fully built out.
Cultivation assets:
Across its cultivation assets, as of November 18, 2022, AWH has approximately 223,000 square feet of total canopy, which is defined as the square footage of flower, vegetation, and propagation tables. The Company estimates each square foot of total canopy has the power to generate approximately half a pound of cannabis per year. All of the Company’s cultivation and planned cultivation facilities are indoor, with the exception of the 55,000 square foot greenhouse in Illinois. The Company believes that indoor grow facilities allow for fine-tuned controls which help enable AWH to grow high-quality cannabis. All of the cultivation projects underway are expansion projects to existing cultivation facilities. The Company deems these as lower risk than green fielding at new sites that are not yet permitted for cultivation operations. The new cultivation plans are flexible and will ultimately depend on market conditions, local licensing, construction, and other regulatory permissions. All of our expansion plans are subject to capital allocation decisions, the evolving regulatory environment and the COVID-19 pandemic. See “Cautionary Note Regarding Forward-Looking Statements.”

State	Square Feet of Canopy as of Current	Additional Comments
Illinois	113,000	Located in Barry, Illinois, the cultivation facility also has ethane and butane-based extraction equipment and kitchen.
Michigan	28,000	Located in Lansing, Michigan, the cultivation facility has 28,000 square feet of canopy. The Company added a kitchen in 2022.
Massachusetts	54,000	Located in Athol, Massachusetts, the cultivation facility underwent a phase 2 expansion which it completed in 2022. The Company is also adding an ethane and butane-based extraction equipment and kitchen.
New Jersey	20,000	Located in Franklin, New Jersey, the cultivation facility is undergoing phase 2 expansion which will add 22,000 square feet of canopy and a lab and kitchen. The Company plans to complete phase 2 in Q4 2022.
Ohio	2,000	Located in Monroe, OH the facility currently has 2,000 square feet of canopy. In October 2022, the Company completed an acquisition of a processing facility located near the cultivation facility.
Pennsylvania	6,000	Located in Smithfield, PA the facility currently has 6,000 square feet of canopy.

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Dispensary assets:
As of November 18, 2022 AWH has 24 open and operating retail locations. By the end of 2022, AWH anticipates opening one additional dispensary in New Bedford, Massachusetts. The new store opening plans are also flexible and will ultimately depend on market conditions, local licensing, construction, and other regulatory permissions. All of the dispensary plans are subject to capital allocation decisions, the evolving regulatory environment and the COVID-19 pandemic. See “Cautionary Note Regarding Forward-Looking Statements.”

State	Open Dispensaries as of Current	Owned Dispensaries and Licenses as of Current(1)	Comments
Illinois	8	8	4 dispensaries in the Chicago area; 2 in Southern IL bordering Missouri; 2 near Springfield, IL. The state caps recreational dispensary licenses at 10 stores per owner. The Company has entered definitive agreements to acquire 2 additional licenses which would bring it to the 10 state cap.
Massachusetts	2	3	1 dispensary in downtown Boston; 1 in Newton; 1 license and building under construction in New Bedford. The state caps recreational dispensary licenses at 3 stores per owner.
New Jersey	3	3	1 dispensary in Rochelle Park; 1 in Montclair; 1 in Fort Lee. The state caps recreational dispensary licenses at 3 stores per owner.
Michigan	7	7	7 dispensaries throughout the state; 1 license pending approval and 1 building under construction in Grand Rapids
Ohio	2	2	2 dispensaries in the greater Columbus area. The state caps dispensary licenses at 5 stores per owner.The Company has entered definitive agreement to acquire 1 license which would permit them to 3 additional dispensaries which would bring it to the 5 state cap.
Pennsylvania	2	6	The Company opened its Scranton and Wayne, PA dispensaries in Q4 2022. It plans to open the remaining 4 over the next year.
(1)    The Company has entered into definitive agreements to acquire an entity that holds licenses to open three dispensaries in Ohio and the associated real estate, as well as definitive agreements to acquire two entities that each hold one social equity dispensary license in Illinois. These transactions have not yet closed and the assets are not included herein.

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Licenses
The following chart summarizes the U.S. states in which we operate or have an investment as of November 18, 2022, along with the nature of the operations, whether such activities carried on are direct, indirect or ancillary in nature, the number of dispensary, cultivation and other licenses held by each entity, and whether such entity has any operation, cultivation, or processing facilities.

State	Entity	Adult-Use/Medical	Direct/Indirect/ Ancillary	Dispensary Licenses	Cultivation/ Processing/ Distribution Licenses	Operational Dispensaries	Operational Cultivation/ Processing Facilities
Illinois	HealthCentral LLC	AU, M	Direct	6	—	4	—
Illinois	Revolution Cannabis-Barry LLC	AU, M	Direct	—	3	—	1
Illinois	MOCA LLC	AU, M	Direct	3	—	2	—
Illinois	Chicago Alternative Health Center, LLC	AU, M	Direct	3	—	2	—
Mass.	MassGrow LLC	AU	Direct	—	2	—	1
Mass.	Ascend Mass LLC	AU	Direct	2	—	2	—
Mass.	Southcoast Apothecary LLC	AU	Direct	1		—(1)
New Jersey	Ascend New Jersey LLC	M, AU	Direct	6	3	3	1
Michigan	FPAW Michigan LLC	AU, M	Direct	11	19	7	1
Ohio	BCCO, LLC	M	Direct	1	—	1	—
Ohio	Ohio Cannabis Clinic, LLC	M	Direct	1	—	1	—
Ohio	Hemma, LLC	M	Direct	—	2	—	1
Ohio	Marichron Pharma, LLC	M	Ancillary	—	1	—	1
Pennsylvania	Story of PA, LLC	M	Direct	2	1	2	1
Total				36	31	24	7
(1)Anticipated to open during the fourth quarter of 2022.
Description of the Business
Overview of the Company
Ascend is a vertically integrated multi-state cannabis operator focused on adult-use or near-term adult-use cannabis states in limited license markets. The core business is the cultivation, manufacturing, and distribution of cannabis consumer packaged goods, which Ascend sells through company-owned retail stores and to third-party licensed retail cannabis stores. Ascend believes in bettering lives through cannabis. The mission is to improve the lives of its employees, patients, customers and the communities we serve through the use of the cannabis plant.
Product Offering
Ascend produces and distributes cannabis products for its wholesale partners and AWH owned retail stores. Ascend’s goal is to provide wholesale partners and retail customers with consistent access to quality cannabis products while maintaining a variety of form-factors and SKUs. Ascend currently produces its full product set with multiple form factors in Illinois, New Jersey, and Michigan where it has both labs and kitchens. Ascend’s in-house brands offer a variety of options to satisfy every potential customer’s budget and preference. Ascend’s approach to branding is to have brands that fit the “good”, “better”, and “best” consumer categories. The in-house brands include: SimplyHerb, Ozone, and Ozone Reserve. SimplyHerb is the “good” brand and the most price accessible product with SKUs targeted for the price conscious, value-driven buyer. SimplyHerb is currently produced in Illinois, Massachusetts, and Michigan. Ozone is the “better” brand aimed at providing quality products to the
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seasoned connoisseur as well as the canna-curious. Ozone Reserve is the “best” offering with premier products including exotic flower, refined concentrates, purified oils, as well as resins and distillates. Ozone and Ozone Reserve are currently produced and sold in Illinois, Massachusetts, Michigan, New Jersey, and Ohio. Ozone products have been well received in the market. Ozone has been cited as having the second highest sales of any branded product in Illinois for 2021.
In addition to producing its own brands, AWH also partners with multiple premiere brands for which it cultivates and sells products targeted to different demographics. Among our partners are Lowell Farms, Flower by Edie Parker, and 1906. This model allows AWH to target customer demographics that complement its base-markets and leverage brand recognition of our partners, while crafting and selling their tried-and-true products. For example:
•Lowell Smokes, by Lowell Farms, allows AWH to leverage the Lowell Farms brand amongst the male demographic seeking premium pre-rolls.
•Edie Parker, is a Women-led fashion and lifestyle company that launched a cannabis brand, “Flower by Edie Parker.” The Flower by Edie Parker line provides AWH with a product aimed to attract the female consumer.
•1906, is a brand targeted to consumers looking for premier edible experiences. 1906 gives AWH the ability to provide a competitive edible offering.
Overview of Government Regulation
On February 8, 2018, the Canadian Securities Administrators revised their previously released Staff Notice 51-532 – Issuers with U.S. Marijuana-Related Activities (“Staff Notice 51-532”), which provides specific disclosure expectations for issuers that currently have, or are in the process of developing, cannabis related activities in the United States as permitted within a particular State’s regulatory framework. In accordance with the Staff Notice 51-532, below is a discussion of the federal and state-level U.S. regulatory regimes in those jurisdictions where we are currently directly involved, through our subsidiaries, in the cannabis industry. Our subsidiaries and licensed operators with which we have contractual relationships are directly engaged in the manufacture, possession, sale, or distribution of cannabis in the adult-use and/or medical cannabis marketplace in the states of Illinois, Massachusetts, Michigan, New Jersey, Ohio, and Pennsylvania. In accordance with Staff Notice 51-532, we evaluate, monitor, and reassess this disclosure, and any related risks, on an ongoing basis and the same will be supplemented and amended to investors in public filings, including in the event of government policy changes or the introduction of new or amended guidance, laws, or regulations regarding cannabis regulation. We intend to promptly remedy any material known occurrences of non-compliance with applicable state and local cannabis rules and regulations, and intend to publicly disclose any material non-compliance, citations, or notices of violation which may have an impact on our licenses, business activities, or operations.
The U.S. federal government regulates drugs through the Controlled Substances Act (21 U.S.C. § 811) (the “CSA”), which places controlled substances, including cannabis, in a schedule. Cannabis is classified as a Schedule I controlled substance. The CSA explicitly prohibits the manufacturing, distribution, selling and possession of cannabis and cannabis-derived products as a consequence of its Schedule I classification. Classification of substances under the CSA is determined jointly by the United States Drug Enforcement Administration (the “DEA”) and the FDA. The United States Department of Justice (the “DOJ”) defines Schedule I drugs and substances as drugs with no currently accepted medical use, a high potential for abuse, and a lack of accepted safety for use under medical supervision. However, the FDA has approved Epidiolex, which contains a purified form of cannabidiol (“CBD”), a non-psychoactive cannabinoid in the cannabis plant, for the treatment of seizures associated with two epilepsy conditions. The FDA has not approved cannabis or cannabis compounds as a safe and effective drug for any other condition. Moreover, under the 2018 Farm Bill or Agriculture Improvement Act of 2018, CBD remains a Schedule I controlled substance under the CSA, with a narrow exception for CBD derived from hemp with a tetrahydrocannabinol (“THC”) concentration of less than 0.3%.
Unlike in Canada, where federal legislation uniformly governs the cultivation, distribution, sale, and possession of medical and adult-use cannabis under the Cannabis Act, S.C. 2018, c. 16, and the Cannabis for Medical Purposes Regulations, cannabis is largely regulated at the state level in the United States. To date, there are 37 states, plus the District of Columbia (and the territories of Guam, Puerto Rico, the U.S. Virgin Islands and the
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Northern Mariana Islands), that have laws and/or regulations that recognize, in one form or another, legitimate medical uses for cannabis and consumer use of cannabis in connection with medical treatment. In addition, the Northern Mariana Islands, Guam, the District of Columbia, and 21 states, including Alaska, Arizona, California, Colorado, Connecticut, Illinois, Maine, Maryland, Massachusetts, Michigan, Missouri, Montana, Nevada, New Jersey, New Mexico, New York, Oregon, Rhode Island, Vermont, Virginia, and Washington have legalized cannabis for adult-use. Eleven states have also enacted low-THC/high-CBD only laws for medical cannabis patients.
State laws that permit and regulate the production, distribution and use of cannabis for adult-use or medical purposes are in direct conflict with the CSA, which makes cannabis use, distribution and possession federally illegal. Although certain states and territories of the U.S. authorize medical or adult-use cannabis production and distribution by licensed or registered entities, under U.S. federal law, the possession, cultivation, and transfer of cannabis and any related drug paraphernalia is illegal and any such acts are criminal acts under any and all circumstances under the CSA. The Supremacy Clause of the United States Constitution establishes that the United States Constitution and federal laws made pursuant to it are paramount and in case of conflict between federal and state law, the federal law shall apply. Although the Company’s activities are compliant with applicable United States state and local law, strict compliance with state and local laws with respect to cannabis may neither absolve the Company of liability under United States federal law, nor may it provide a defense to any federal proceeding which may be brought against the Company.
The Obama administration attempted to address the inconsistent treatment of cannabis under state and federal law in the Cole Memorandum which outlined certain priorities for the DOJ relating to the prosecution of cannabis offenses. The Cole Memorandum acknowledged that, notwithstanding the designation of cannabis as a Schedule I controlled substance at the federal level, several states had enacted laws authorizing the use of cannabis for medical or adult-use purposes. The Cole Memorandum noted that jurisdictions that have enacted laws legalizing cannabis in some form have also implemented strong and effective regulatory and enforcement systems to control the cultivation, processing, distribution, sale and possession of cannabis. As such, conduct in compliance with those laws and regulations is less likely to implicate the Cole Memorandum’s enforcement priorities. The DOJ did not provide (and has not provided since) specific guidelines for what regulatory and enforcement systems would be deemed sufficient under the Cole Memorandum. In light of limited investigative and prosecutorial resources, the Cole Memorandum concluded that the DOJ should be focused on addressing only the most significant threats related to cannabis, such as distribution of cannabis from states where cannabis is legal to those where cannabis is illegal, the diversion of cannabis revenues to illicit drug cartels and sales of cannabis to minors.
On January 4, 2018, former U.S. Attorney General Jeff Sessions issued the Sessions Memorandum, which rescinded the Cole Memorandum effective upon its issuance. The Sessions Memorandum stated, in part, that current law reflects “Congress’ determination that cannabis is a dangerous drug and cannabis activity is a serious crime,” and Mr. Sessions directed all U.S. Attorneys to enforce the laws enacted by Congress by following well-established principles when pursuing prosecutions related to cannabis activities. We are not aware of any prosecutions of investment companies doing routine business with licensed cannabis related businesses in light of the new DOJ position. However, there can be no assurance that the federal government will not enforce federal laws relating to cannabis in the future. As a result of the Sessions Memorandum, federal prosecutors are now free to utilize their prosecutorial discretion to decide whether to prosecute cannabis activities, despite the existence of state-level laws that may be inconsistent with federal prohibitions. No direction was given to federal prosecutors in the Sessions Memorandum as to the priority they should ascribe to such cannabis activities, and thus it is uncertain how active U.S. federal prosecutors will be in relation to such activities.
The former Attorneys General who succeeded former Attorney General Sessions following his resignation did not provide a clear policy directive for the United States as it pertains to state-legal cannabis related activities. President Joseph R. Biden was sworn in as the 46th United States President on January 20, 2021. President Biden nominated Merrick Garland to serve as Attorney General in his administration. It is not yet known whether the Department of Justice under President Biden and Attorney General Garland, confirmed on March 10, 2021, will re-adopt the Cole Memorandum or announce a substantive cannabis enforcement policy. At Mr. Garland’s confirmation hearing, he stated, “It does not seem to me a useful use of limited resources that we have, to be pursuing prosecutions in states that have legalized and that are regulating the use of marijuana, either medically or otherwise.” He has not, however, reissued the Cole Memorandum or otherwise provided guidance. If the
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Department of Justice policy under Attorney General Garland were to aggressively pursue financiers or owners of cannabis-related businesses, and United States Attorneys followed such Department of Justice policies through pursuing prosecutions, then the Company could face (i) seizure of its cash and other assets used to support or derived from its cannabis operations, (ii) the arrest of its employees, directors, officers, managers and investors, and charges of ancillary criminal violations of the Controlled Substances Act for aiding and abetting and conspiring to violate the Controlled Substances Act by virtue of providing financial support to cannabis companies that service or provide goods to state-licensed or permitted cultivators, processors, distributors, and/or retailers of cannabis, and/or (iii) the barring of its employees, directors, officers, managers and investors who are not United States citizens from entry into the United States for life. Unless and until the United States Congress amends the Controlled Substances Act with respect to cannabis (and as to the timing or scope of any such potential amendments there can be no assurance), there is a risk that federal authorities may enforce current U.S. federal law criminalizing cannabis.
While federal prosecutors appear to continue to use the Cole Memorandum’s priorities as an enforcement guide, the prosecutorial effects resulting from the rescission of the Cole Memorandum and the implementation of the Sessions Memorandum remain uncertain. The sheer size of the cannabis industry, in addition to participation by state and local governments and investors, suggests that a large-scale federal enforcement operation may create unwanted political backlash for the DOJ. It is also possible that the revocation of the Cole Memorandum could motivate Congress to reconcile federal and state laws. While Congress is considering and has considered legislation that may address these issues, there can be no assurance that such legislation passes. Regardless, at this time, cannabis remains a Schedule I controlled substance at the federal level. The U.S. federal government has always reserved the right to enforce federal law in regard to the sale and disbursement of medical or adult-use cannabis, even if state law authorizes such sale and disbursement. It is unclear whether the risk of enforcement has been altered.
Additionally, under United States federal law, it may potentially be a violation of federal money laundering statutes for financial institutions to take any proceeds from the sale of cannabis or any other Schedule I controlled substance. Canadian banks are likewise hesitant to deal with cannabis companies, due to the uncertain legal and regulatory framework of the industry. Banks and other financial institutions, particularly those that are federally chartered in the United States, could be prosecuted and possibly convicted of money laundering for providing services to cannabis businesses. While Congress is considering legislation that may address these issues, there can be no assurance of the content of any proposed legislation or that such legislation is ever passed.
Despite these laws, the U.S. Department of the Treasury’s United States Financial Crimes Enforcement Network (“FinCEN”) issued a memorandum (the “FinCEN Memorandum”) outlining guidance for financial institutions that bank state-sanctioned cannabis businesses in compliance with federal enforcement priorities. The FinCEN Memorandum echoed the enforcement priorities of the Cole Memorandum. Under these guidelines, financial institutions must submit a Suspicious Activity Report (“SAR”) in connection with all cannabis-related banking activities by any client of such financial institution, in accordance with federal money laundering laws. These cannabis-related SARs are divided into three categories - cannabis limited, cannabis priority, and cannabis terminated - based on the financial institution’s belief that the business in question follows state law, is operating outside of compliance with state law, or where the banking relationship has been terminated, respectively. On the same day that the FinCEN Memorandum was published, the DOJ issued a memorandum (the “2014 Cole Memorandum”) directing prosecutors to apply the enforcement priorities of the Cole Memorandum in determining whether to charge individuals or institutions with crimes related to financial transactions involving the proceeds of cannabis-related conduct. The 2014 Cole Memorandum has been rescinded as of January 4, 2018, along with the Cole Memorandum, removing guidance that enforcement of applicable financial crimes against state-compliant actors was not a DOJ priority.
However, former Attorney General Sessions’ revocation of the Cole Memorandum and the 2014 Cole Memorandum has not affected the status of the FinCEN Memorandum, nor has the Department of the Treasury given any indication that it intends to rescind the FinCEN Memorandum itself. Though it was originally intended for the 2014 Cole Memorandum and the FinCEN Memorandum to work in tandem, the FinCEN Memorandum is a standalone document which explicitly lists the eight enforcement priorities originally cited in the Cole Memorandum. As such, the FinCEN Memorandum remains intact, indicating that the Department of the Treasury
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and FinCEN intend to continue abiding by its guidance. However, in the United States, it is difficult for cannabis-based businesses to open and maintain a bank account with any bank or other financial institution.
One legislative safeguard for the medical cannabis industry, appended to the federal budget bill, remains in place following the rescission of the Cole Memorandum. For fiscal years 2015, 2016, 2017, 2018, 2019, 2020, 2021, and 2022, Congress has included a rider to the Consolidated Appropriations Acts (currently referred to as the “Rohrabacher/Blumenauer Amendment”) to prevent the federal government from using congressionally appropriated funds to enforce federal cannabis laws against regulated medical cannabis actors operating in compliance with state and local law. The Rohrabacher/Blumenauer Amendment was included in the Consolidated Appropriations Act, 2022 signed into law by President Biden on March 15, 2022. The Rohrabacher/Blumenauer Amendment will remain effective through December 16, 2022. There is no guarantee that the Rohrabacher/Blumenauer Amendment will be included in the omnibus appropriations package or a continuing budget resolution once the current Consolidated Appropriations Act, 2022 expires.
Despite the rescission of the Cole Memorandum, the DOJ appears to continue to adhere to the enforcement priorities set forth in the Cole Memorandum. The Cole Memorandum and the Rohrabacher/Blumenauer Amendment gave licensed cannabis operators (particularly medical cannabis operators) and investors in states with legal regimes greater certainty regarding the DOJ’s enforcement priorities and the risk of operating cannabis businesses. While the Sessions Memorandum has introduced some uncertainty regarding federal enforcement, the cannabis industry continues to experience growth in legal medical and adult-use markets across the United States. Accordingly, as an industry best practice, we continue to employ the following policies to ensure compliance with the guidance provided by the Cole Memorandum:
•ensure that its operations are compliant with all licensing requirements as established by the applicable state, county, municipality, town, township, borough, and other political/administrative divisions;
•ensure that its cannabis related activities adhere to the scope of the licensing obtained (for example: in the states where cannabis is permitted only for adult-use, the products are only sold to individuals who meet the requisite age requirements);
•implement policies and procedures to ensure that cannabis products are not distributed to minors;
•implement policies and procedures in place to ensure that funds are not distributed to criminal enterprises, gangs or cartels;
•implement an inventory tracking system and necessary procedures to ensure that such compliance system is effective in tracking inventory and preventing diversion of cannabis or cannabis products into those states where cannabis is not permitted by state law, or cross any state lines in general;
•ensure that its state-authorized cannabis business activity is not used as a cover or pretense for trafficking of other illegal drugs, and is not engaged in any other illegal activity, or any activities that are contrary to any applicable anti-money laundering statutes; and
•ensure that its products comply with applicable regulations and contain necessary disclaimers about the contents of the products to prevent adverse public health consequences from cannabis use and prevent impaired driving.
On December 4, 2020, the House of Representatives passed the Marijuana Opportunity Reinvestment and Expungement Act of 2019 (the “MORE Act”). The MORE Act would provide for the removal of cannabis from the list of controlled substances in the CSA and other federal legislation. It would end the applicability of Section 280E to cannabis businesses but would impose a 5% federal excise tax. The MORE Act was not passed by the Senate prior to the end of the 116th Congress, but an updated version was subsequently reintroduced in the House of Representatives on May 28, 2021. On September 30, 2021, the House Judiciary Committee voted to advance the MORE Act once again in a first step towards passage in the full Hose. On April 1, 2022, the House of Representatives passed the MORE Act once again. Before it could become law, the MORE Act would need to be passed by the Senate and then signed into law by the president. There is no guarantee the MORE Act will become law in its current form.
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H.R. 1595, the SAFE Banking Act of 2019, which would expand financial services in the United States to cannabis-related legitimate businesses and service providers, was introduced in the House of Representatives on March 7, 2019 with bipartisan support. On April 11, 2019, S. 1200, the Senate version of the SAFE Banking Act, was filed. This bill also has bipartisan support and more than a fifth of the total Senate, 27 members, co-sponsored it. On September 25, 2019, H.R. 1595 passed in the House of Representatives by a vote of 321 to 103, but it stalled in the Senate. The SAFE Banking Act passed the House again on May 15, 2020, when it was included in the COVID-19 stimulus bill, the Health and Economic Recovery Omnibus Emergency Solutions Act. However, that measure also stalled in the Senate. The SAFE Banking Act passed the House again on April 19, 2021 as H.R. 1996, by a vote of 321 – 101. On September 23, 2021, the House approved the National Defense Authorization Act (“NDAA”) that contained the provisions of the SAFE Banking Act. The SAFE Banking Act was subsequently removed from the NDAA by the House-Senate conference committee on December 7, 2021, and was not included in the final version of the NDAA. On February 4, 2022, the House approved The America COMPETES Act of 2022, which includes the provisions of the Safe Banking Act. The Senate’s final version of the bill, which was passed on March 28, 2022, removed the provisions related to the Safe Banking Act. There is no guarantee the SAFE Banking Act will become law in its current form, if at all.
On July 21, 2022, the Cannabis Administration and Opportunity Act (“CAOA”) was introduced in the Senate. The CAOA, if enacted, would, among other impacts, remove marijuana from the CSA, impose excise taxes on the sale of marijuana, and create a federal regulatory framework for the marijuana industry. There is no certainty that the CAOA will become law in its current form or at all.
On October 6, 2022, President Biden announced that he directed the Secretary of the United States Department of Health and Human Services (“HSS”) and Attorney General Merrick Garland to initiate a review of marijuana’s classification as a Schedule I controlled substance under the CSA. The timing and outcome of this review is uncertain and there is no certainty that marijuana will be placed under a different schedule or de-scheduled, and there is also no certainty as to the impacts such actions would have on our business or the marijuana industry as a whole, particularly when considering potential implications for federal regulation and interstate commerce.
Compliance with Applicable State Laws in the United States
We are in compliance with applicable cannabis licensing requirements and the regulatory framework enacted by each state in which we currently operate. We have in place a detailed compliance program and an internal legal and compliance department, and we are building out our operational compliance team across all states in which we operate. Our compliance department is overseen by our President and further consists of compliance professionals who oversee and ensure compliance in each of our jurisdictions and facilities. We also have external state and local regulatory/compliance counsel engaged in every jurisdiction in which we operate.
We provide training for all relevant employees, using various methods on the following topics relevant to job tasks: compliance with state laws and rules; patient education materials; education materials for recreational customers; security in our facilities and establishments; handwashing and sanitation practices; packaging procedures; state mandated tracking software; establishment specific tracking; track and trace; inventory and POS software; audit procedures; epidemic responses; emergency situation response; dispensing procedures; patient/client check-in procedure; employee education and consultation materials; packaging and labeling requirements; cannabis waste and destruction; active shooter response; robbery response; fire response; bomb-threat response; sexual harassment; drug free workplace; internet and phone usage; discrimination harassment; workplace violence; hygiene and clothing requirements; hand washing; medical emergency response; biocontamination response; gas leak response; visitor access; discounts for special groups; customer loyalty programs; client intake; storage and recall of products; the science of cannabis; speaking with physicians; edibles education; reconciling transactions; inventory control; receiving inventory; shipping inventory; corrective and preventive action plans; filing corrective and preventive action reports; pesticides; wastewater; irrigation systems; fertilizer; beneficial organisms; climate control; transplanting; inventory tagging; pruning; defoliation; drying, trimming and curing; storage of products; maintaining confidentiality; cash handling; and preventing diversion of products.
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We emphasize security and inventory control to ensure strict monitoring of cannabis and inventory, from delivery by a licensed distributor to sale or disposal. Only authorized, properly trained employees are allowed to access our computerized inventory control system.
We monitor all compliance notifications from the regulators and inspectors in each market and timely resolve any issues identified. We keep records of all compliance notifications received from the state regulators or inspectors, as well as how and when an issue was resolved. Moreover, we monitor news sources for information regarding developments at the state and federal level relating to the regulation and criminalization of cannabis.
Further, we have created comprehensive standard operating procedures that include detailed descriptions and instructions for receiving shipments of inventory, inventory tracking, recordkeeping and record retention practices related to inventory. We also have comprehensive standard operating procedures in place for performing inventory reconciliation, and ensuring the accuracy of inventory tracking and recordkeeping. We maintain accurate records of our inventory at all licensed facilities. Adherence to our standard operating procedures is mandatory and helps ensure that our operations are compliant with the rules set forth by the applicable state and local laws, regulations, ordinances, licenses and other requirements. We enforce adherence to standard operating procedures by regularly conducting internal inspections and ensures that any issues identified are resolved quickly and thoroughly.
We maintain strict compliance guidelines with respect to online reservations of products. No purchase and sale transactions may be completed online. A patient, patient’s primary caregiver or customer may reserve products online, but the patient or customer must be physically present at one of our dispensaries to complete the transaction. This requirement allows our dispensary staff to ensure that our standard operating procedures (including its compliance programs) are applied to all patients, patient’s primary caregivers and customers in connection with the purchase and sale of products.
In jurisdictions where medical cannabis is legal, upon arrival of the patient or the patient’s primary caregiver at the applicable dispensary, dispensary staff must verify the patient’s or the patient’s primary caregiver’s identity and credentials (such as a state-issued medical cannabis card) and confirm the patient’s allotment amount to ensure the user is not exceeding the state’s dispensing limits. Once the foregoing is verified, the patient or the patient’s primary caregiver may pay for the products to complete the purchase. If the customer does not have valid identification and credentials, the customer will not be able to purchase medical cannabis at the applicable dispensary, irrespective of any reservations made online.
In jurisdictions where recreational cannabis is legal, upon arrival at the dispensary, a customer must present government-issued photo identification to verify they are at least 21 years of age. Once the identification is verified, the customer may pay for the products to complete the transaction. If the customer does not have valid identification, the customer will not be able to purchase recreational cannabis at the applicable Company dispensary, irrespective of any reservations made online.
We will continue to monitor compliance on an ongoing basis in accordance with our compliance program and standard operating procedures. While our operations are in full compliance with all applicable state laws, regulations and licensing requirements, such activities remain illegal under federal law. For the reasons described above and the risks further described in the section entitled “Risk Factors,” there are significant risks associated with our business.
State Regulation of Cannabis
The risk of federal enforcement and other risks associated with our business are described in the section entitled “Risk Factors” in this prospectus and the section entitled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021.
Following the thesis that distributing brands at scale will win, we enter markets where we believe that we can profitably and sustainably operate and command significant market share, and thus maximize consumer and brand awareness. The regulatory frameworks enacted by the states, which are similar to the limited and controlled issuance of gaming or alcohol distributorship licenses, provide macro-level indication of whether certain state markets will be sustainable and profitable.
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Below is a summary overview of the regulatory and competitive frameworks in each of our operating markets.
Illinois
Illinois Regulatory Landscape
In January 2014, the Compassionate Use of Medical Cannabis Pilot Program Act, which allows individuals diagnosed with certain debilitating or “qualified” medical conditions to access medical cannabis, became effective. There are over 35 qualifying conditions as part of the medical program, including epilepsy, traumatic brain injury, and post-traumatic stress disorder. In January 2019, the Illinois Department of Health launched the Opioid Alternative Pilot Program that allows individuals who have/could receive a prescription for opioids to access medical cannabis.
On August 28, 2018, Public Act 100-1114, the Alternative to Opioids Act of 2018, was signed into law, making changes to the Compassionate Use of Medical Cannabis Pilot Program Act. The Public Act created the Opioid Alternative Pilot Program (“OAPP”), which allows access to medical cannabis for individuals who have or could receive a prescription for opioids as certified by a physician licensed in Illinois.
On August 12, 2019 Governor J.B. Pritzker signed into law legislation that made the program permanent and added 11 conditions to the existing program.
In June 2019, Illinois legalized adult-use cannabis pursuant to the Cannabis Regulation and Tax Act (the “IL Act”). Effective January 1, 2020, Illinois residents 21 years of age and older may possess up to 30 grams of cannabis (non-residents may possess up to 15 grams). The IL Act authorizes the Illinois Department of Financial and Professional Regulation (the “IDFPR”) to issue up to 75 Conditional Adult Use Dispensing Organization licenses before May 1, 2020 and an additional 110 conditional licenses during 2021. No person may hold a financial interest in more than 10 dispensing organizations. Existing medical dispensaries were able to apply for an “Early Approval Adult Use Dispensing Organization License” to serve adult purchasers at an existing medical dispensary or at a secondary site. The IDFPR also held an application period for Conditional Adult Use Cannabis Dispensary Licenses from December 10, 2019 through January 2, 2020. On September 3, 2021, the IDFPR announced the results of the lotteries to award 185 conditional adult use dispensing licenses. On June 23, 2022, a corrective lottery was conducted for up to 75 additional licenses. As of October 11, 2022 185 conditional licenses have been issued.
The Illinois Department of Agriculture (the “IL Ag. Department”) is authorized to make up to 30 cultivation center licenses available for medical and adult-use programs. As with existing medical dispensaries, existing cultivation centers were able to apply for an “Early Approval Adult Use Cultivation Center License.” The IL Act requires the IL Ag. Department to issue up to 60 craft grower licenses by December 21, 2021, and states the IL Ag. Department may also issue up to 60 infuser licenses by the same date. On August 2, 2021, the IL Ag. Department announced that it had issued 32 initial craft grow licenses, 28 infuser licenses, and 9 transporter licenses. As of June 1, 2022, the IL Ag. Department has awarded a total of 341 adult use cannabis licenses for craft growers, infusers, and transporters under the IL Act. No person can hold a financial interest in more than three cultivation centers, and the centers are limited to 210,000 square feet of canopy space. Cultivation centers are also prohibited from discriminating in price when selling to dispensaries, craft growers, or infuser organizations. License awards will likely be delayed due to the COVID-19 pandemic and legal actions taken by applicants.
The IL Act imposes several operational requirements on adult-use licensees and requires prospective licensees to demonstrate their plans to comply with such requirements. For example, applicants for dispensary licenses must include an employee training plan, a security plan, recordkeeping and inventory plans, a quality control plan and an operating plan.
Licensees must establish methods for identifying, recording, and reporting diversion, theft, or loss, correcting inventory errors, and complying with product recalls. Licensees also must comply with detailed inventory, storage, and security requirements. Cultivation licenses are subject to similar operational requirements, such as complying with detailed security and storage requirements, and must also establish plans to address energy,
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water, and waste-management needs. Dispensary licenses will be renewed bi-annually, and cultivation licenses, craft grower licenses, infuser organization licenses, and transporter licenses will be renewed annually.
Illinois Licenses
Illinois licenses four types of cannabis businesses within the state: (1) cultivation; (2) processing; (3) transportation; and (4) dispensary. All cultivation, craft growers, infusers, and transporting establishments must register with the Illinois Department of Agriculture. All dispensaries must register with the IDFPR. If applications contain all required information, establishments are issued a cannabis establishment registration certificate. Registration certificates are valid for a period of one year and are subject to strict annual renewal requirements.
HealthCentral LLC has been issued a total of six dispensary licenses, two medical licenses and four adult use licenses. Revolution Cannabis-Barry LLC has been issued two cultivation licenses, one medical license and one adult use license, and one transporter license. MOCA LLC is licensed to operate two dispensaries and has been issued a total of three dispensary licenses, one medical and two adult use licenses. Chicago Alternative Health Center, LLC is licensed and operates two dispensaries, one in Chicago and one in Chicago Ridge and has been issued a total of three dispensary licenses, one medical and two adult use licenses.
The below table lists our Illinois licenses:

Entity	License Number	City	Expiration Date / Renewal Date	Description
Revolution Cannabis-Barry, LLC	1503060627	Barry	03/09/2023	Medical Cultivation License
Revolution Cannabis-Barry, LLC	1503060627- AU	Barry	03/31/2023	Adult Use Cultivation License
Revolution Cannabis-Barry, LLC	1503060627-TR	Barry	7/14/2023	Transporter License
HealthCentral, LLC	280.000022-DISP	Collinsville	01/07/2023	Medical License
HealthCentral, LLC	284.000025-AUDO	Collinsville	03/31/2024	Adult Use License
HealthCentral, LLC	280.000029-DISP	Adam St. / Springfield	02/03/2023	Medical License
HealthCentral, LLC	284.000026-AUDO	Adam St. / Springfield	03/31/2024	Adult Use License
HealthCentral, LLC	284.000069-DISP	Horizon Dr. / Springfield	03/31/2024	Adult Use License
HealthCentral, LLC	284.000104-AUDO	Fairview Heights	03/31/2024	Adult Use License
Chicago Alternative Health Center, LLC	280.000033 -DISP	Archer Ave. / Chicago	04/13/2023	Medical License
Chicago Alternative Health Center, LLC	284.000124 -DISP	Archer Ave. / Chicago	03/31/2024	Adult Use License
Chicago Alternative Health Center, LLC	284.000125 - DISP	Chicago Ridge	03/31/2024	Adult Use License
MOCA LLC	280.000028-DISP.	Fullerton Ave/ Chicago	02/01/2023	Medical License
MOCA LLC	284.000076-AUDO	Fullerton Ave/ Chicago	03/31/2024	Adult Use License
MOCA LLC	284.000077-AUDO	Ohio St / Chicago	03/31/2024	Adult Use License
Illinois Storage and Security
Both our cultivation center and our dispensaries are required to store cannabis in restricted-access areas. Our dispensaries must store inventory on-site in a secured and restricted-access area and enter information into Illinois’ tracking system as required by law and IDFPR rules. Any cannabis or cannabis products in an open or
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defective package, which have expired, or which the company otherwise has reason to believe have been opened or tampered with must be segregated in secure storage until promptly and properly disposed of.
Dispensaries are also required to implement security measures designed to deter and prevent unauthorized entry into the facility (and restricted-access areas) and theft, loss or diversion of cannabis or cannabis products. In this respect, dispensaries must maintain a commercial grade alarm and surveillance system installed by an Illinois licensed private alarm contractor or private alarm contractor agency. Dispensaries must also implement various security measures designed to protect the premises, customers and dispensing organization agents (employees).
Illinois Reporting Requirements
Illinois uses BioTrack THC as its track and trace (“T&T”) system. All dispensing organization licensees are required to use a real-time, web-based inventory tracking/point-of-sale system that is accessible to IDFPR at any time, and at a minimum, tracks the date of sale, amount, price, and currency. We use BioTrack THC for inventory management and LeafLogix as a point-of-sale system. Licensees are also required to track each sales transaction at the time of the sale, daily beginning and ending inventory, acquisitions (including information about the supplier and the product) and disposal.
Illinois Transportation Requirements
Currently, licensed cultivation centers may transport cannabis and cannabis products in accordance with certain guidelines. For receiving products, dispensing organizations must receive a copy of the shipping manifest prepared by the cultivation center in advance of transport and is required to check the product delivered against such manifest at the time of delivery. All cannabis and cannabis products must be packaged in properly labeled and sealed containers. Dispensaries may not accept products that are mislabeled, products that have labels missing or when packaging is opened or tampered with.
U.S. Attorney Statements in Illinois
To the knowledge of management, other than as disclosed in this prospectus, there have not been any statements or guidance made by federal authorities or prosecutors regarding the risk of enforcement action in Illinois. See “Risk Factors - U.S. state regulation of cannabis is uncertain.”
Massachusetts
Massachusetts Regulatory Landscape
The Massachusetts Medical Use of Marijuana Program (the “MA Program”) was formed pursuant to the Act for the Humanitarian Medical Use of Marijuana (the “MA ACT”). The MA Program allows registered persons to purchase medical cannabis and applies to any patient, personal caregiver, Medical Marijuana Treatment Center (each, a “MTC”), and MTC agent that qualifies and registers under the MA Program. To qualify, patients must suffer from a debilitating condition as defined by the MA Program. Currently there are eight conditions that allow a patient to acquire cannabis in Massachusetts, including AIDS/HIV, ALS, cancer and Crohn’s disease. As of May 31, 2019, approximately 59,000 patients have been registered to purchase medical cannabis products in Massachusetts. The MA Program is administrated by the Cannabis Control Commission of Massachusetts (the “CCC”). As of November 3, 2022, there were approximately 184 open MTCs in Massachusetts.
In November 2016, Massachusetts voted affirmatively on a ballot petition to legalize and regulate cannabis for adult-use. The Massachusetts legislature amended the law on December 28, 2016, delaying the date adult-use cannabis sales would begin by six months. The delay allowed the legislature to clarify how municipal land-use regulations would treat the cultivation of cannabis and authorized a study of related issues. After further debate, the state House of Representatives and state Senate approved H.3818 which became Chapter 55 of the Acts of 2017, An Act to Ensure Safe Access to Marijuana, and established the CCC. The CCC consists of five commissioners and regulates both the Adult Use and Medical Use of Marijuana programs. Sales of adult-use cannabis in Massachusetts started in July 2018. Adult-use cannabis in Massachusetts is regulated under M.G.L. ch. 94G and 935 CMR 500 et seq.
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Under the MA Program, MTCs are heavily regulated. Vertically integrated MTCs grow, process, and dispense their own cannabis. As such, each MTC is required to have a retail facility as well as cultivation and processing operations, although retail operations may be separate from grow and cultivation operations. An MTC’s cultivation location may be in a different municipality or county than its retail facility.
The MA Program mandates a comprehensive application process for MTCs. Each Registered Marijuana Dispensary (each, a “RMD”) applicant must submit a Certificate of Good Standing from the Massachusetts Department of Revenue, comprehensive financial statements, a character and competency form , and employment and education histories of the senior partners and individuals responsible for the day-to-day security and operation of the MTC. Municipalities may individually determine what local permits or licenses are required if an MTC wishes to establish an operation within its boundaries.
Massachusetts Licenses
MassGrow LLC has been issued one cultivation and one provisional manufacturing processing license and Ascend Mass LLC has been issued one retail license and two provisional retail licenses.
The below table lists our Massachusetts licenses:

Entity	License Number	City	Expiration Date / Renewal Date	Description
MassGrow, LLC	MC281488	Athol	8/12/2023	Adult Use Cultivation License
MassGrow, LLC	MP281460	Athol	8/12/2023	Manufacturing Processing License
Ascend Mass, LLC	MR282077	Boston	1/21/2023	Adult Use License
Ascend Mass, LLC	MR282837	Newton	6/10/2023	Adult Use License
Southcoast Apothecary LLC	MR283075	New Bedford	8/11/2023	Adult Use License
Each Massachusetts dispensary, grower and processor license is valid for one year and must be renewed no later than 60 calendar days prior to expiration. As in other states where cannabis is legal, the CCC can deny licenses and renewals for multiple reasons, including (per 935 CMR 500.400) (1) failure to complete the application process within the required time period; (2) submission of deceptive, misleading, or fraudulent information, (3) an indication of an inability to maintain and operate a compliant cannabis establishment, (4) determination of unsuitability pursuant to, for example, certain criminal convictions, (5) failure to comply with cannabis license control limitations, (6) rejection of revocation of another cannabis license in Massachusetts or elsewhere; or (7) any other ground that serves the purposes of the law. Revocations can also be based on (per 935 CMR 500.450) (1) failure to submit or implement a plan of correction; (2) attempting to assign ownership to another entity or making other significant changes without proper permission, (3) lack of responsible operation of a cannabis establishment, (4) maintaining a substandard level of compliance with applicable statutory and regulatory requirements, (5) financial insolvency; (6) failure to cooperate with law enforcement, (7) violation of the safety, health, or welfare of the public; or (8) committing, permitting, aiding, or abetting of any illegal practices in the operation of the cannabis establishment. Additionally, license holders must ensure that no cannabis is sold, delivered, or distributed by a producer from or to a location outside of the state.
Regulation of the Adult-Use Cannabis Market in Massachusetts
Adult-use cannabis has been legal in Massachusetts since December 15, 2016, following a ballot initiative in November of that year. The CCC, a regulatory body created in 2018, licenses adult-use cultivation, processing and dispensary facilities (collectively, “Marijuana Establishments” or “MEs”) pursuant to 935 CMR 500.000 et seq. The first adult-use cannabis facilities in Massachusetts began operating in November 2018.

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Massachusetts Licensing Requirements (Adult-Use)
Applicants must submit proof of being an entity registered to do business in Massachusetts, as well as a list of all people and entities having direct or indirect control of the business, documentation of any such people or entities’ other business interests, details of the amounts and sources of capital resources, and documentation of a bond or escrow account. Furthermore, the applicant must provide a specific address for the location of the establishment, proof of a property interest in that address, documentation that the applicant has a “host community agreement” with the municipality, and documentation that the applicant has held at least one community outreach meeting. The applicant must also provide a description of plans to ensure that the cannabis establishment will be compliant with all applicable laws and regulations, and also a specific plan to positively impact areas of disproportionate impact (geographical locations in the state which have had historically high rates of arrest, conviction, and incarceration related to cannabis crimes). The application also requires payment of a fee.
All individuals identified as having direct or indirect control in the license must undergo an extensive background check that includes criminal, civil, and regulatory records; certain criminal convictions, civil actions, or regulatory infractions may trigger a finding of unsuitability
Each license applicant must submit detailed information about its business registration, certificates of good standing, and a plan to obtain liability insurance. The application must include a detailed business plan, a detailed summary of operating policies and procedures addressing issues like security, storage, prevention of diversion, transportation, inventory practices, recordkeeping, and a specific diversity plan demonstrating promotion of equity among people of color, women, veterans, persons with disabilities, and LGBTQ+ individuals. Such plans must have specific goals and measurable outcomes that will be monitored and updated through the entire existence of the cannabis establishment.
Pursuant to 935 CMR 500.050, no person or entity may own or have direct or indirect control over more than three licenses in each Marijuana Establishment category (i.e., cannabis retailer, cannabis cultivator, cannabis product manufacturer). Additionally, there is a 100,000 square foot cultivation canopy restriction for adult-use licenses.
Massachusetts Dispensary Requirements (Adult-Use)
Cannabis retailers may purchase, transport, sell, repackage, or otherwise transfer cannabis and cannabis products to consumers. On-site consumption is prohibited. All permitted cannabis-related activities must take place solely at the licensed address.
All cannabis establishment employees must receive at least eight hours of training annually. A total of four hours of training shall be from Responsible Vendor Training Program courses established under 935 CMR 500.105(2)(b). The remaining four hours may be conducted in-house by the cannabis establishment as on-the-job training.
All cannabis establishments must have written operating procedures addressing security measures, employee security policies, descriptions of operating hours and after-hours contact information, storage and waste disposal, product descriptions, price list, recordkeeping, quality control, staffing, emergency procedures, alcohol/smoke/drug-free workplace policies, confidential information handling, plans for immediate dismissal of employees who divert cannabis, engage in unsafe practices or are convicted of certain crimes, board of directors and members list, cash handling, prevention of diversion, energy efficiency, and workplace safety. Retail establishments must also have plans to check the identification of each customer both upon entering the store and again at the point of sale. No one under 21 is permitted to purchase cannabis or to be on the premises. Retail stores must ensure that customers purchase no more than one ounce of cannabis (or its equivalent in other forms) per day. Retailers also have the right to refuse sales to customers, for example, those that appear to be impaired by the influence of substances.
The retail point of sale system must be approved by both the CCC and the state Department of Revenue. It must be integrated with Metrc, the state’s seed-to-sale tracking system. The system must also be audited on a monthly basis to ensure that no additional software has been installed that could alter sales data.
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Cannabis retailers must have available extensive consumer education materials, including in languages other than English.
Massachusetts Security and Storage Requirements (Adult-Use)
Each Marijuana Establishment must implement sufficient safety measures to deter and prevent unauthorized entrance into areas containing cannabis and theft of cannabis at the establishment. Security measures taken by the establishments to protect the premises, employees, consumers and general public must include, but not be limited to, the following:
•positively identifying individuals seeking access to the premises of the Cannabis Establishment or to whom or cannabis products are being transported pursuant to 935 CMR 500.105(13) to limit access solely to individuals 21 years of age or older;
•adopting procedures to prevent loitering and ensure that only individuals engaging in activity expressly or by necessary implication permitted by the regulations and its enabling statute are allowed to remain on the premises;
•disposing of cannabis in accordance with 935 CMR 500.105(12) in excess of the quantity required for normal, efficient operation as established within 935 CMR 500.105;
•securing all entrances to the Marijuana Establishment to prevent unauthorized access;
•establishing limited access areas pursuant to 935 CMR 500.110(4), which shall be accessible only to specifically authorized personnel limited to include only the minimum number of employees essential for efficient operation;
•storing all finished cannabis products in a secure, locked safe or vault in such a manner as to prevent diversion, theft and loss;
•keeping all safes, vaults, and any other equipment or areas used for the production, cultivation, harvesting, processing or storage of cannabis products securely locked and protected from entry, except for the actual time required to remove or replace cannabis;
•keeping all locks and security equipment in good working order;
•prohibiting keys, if any, from being left in the locks or stored or placed in a location accessible to persons other than specifically authorized personnel;
•prohibiting accessibility of security measures, such as combination numbers, passwords or electronic or biometric security systems, to persons other than specifically authorized personnel;
•ensuring that the outside perimeter of the Marijuana Establishment is sufficiently lit to facilitate surveillance, where applicable;
•ensuring that all cannabis products are kept out of plain sight and are not visible from a public place without the use of binoculars, optical aids or aircraft;
•developing emergency policies and procedures for securing all product following any instance of diversion, theft or loss of cannabis, and conduct an assessment to determine whether additional safeguards are necessary;
•developing sufficient additional safeguards as required by the CCC for Marijuana Establishments that present special security concerns;
•establishing procedures for safe cash handling and cash transportation to financial institutions to prevent theft, loss and associated risks to the safety of employees, customers and the general public;
•sharing the establishment’s floor layout with law enforcement and as required by the municipality to identify the use of any flammable or combustible solvents, chemicals, or other such materials in use; and
•sharing the Marijuana Establishment’s security plan and procedures with law enforcement authorities and fire services and periodically updating law enforcement authorities and fire services if the plans or procedures are modified in a material way.
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Cannabis must be stored in special limited access areas, and alarm systems must meet certain technical requirements, including a failure notification system, perimeter alarms on all entry and exit points, duress/panic alarms, and video surveillance in all areas where cannabis or cash is kept and at all points of entry and exit. The surveillance system must have the ability to record footage 24 hours a day and to retain such footage for at least 90 days. The systems must be angled so as to allow for the capture of clear identification of any person entering or existing the establishment and must be able to remain operational for a minimum of four hours in the event of a power outage. Regular audits are required every 30 days.
Massachusetts Transportation Requirements (Adult-Use)
Cannabis products may only be transported between licensed MEs by registered Marijuana Establishment agents. A licensed cannabis transporter may contract with a licensed Marijuana Establishment to transport that licensee’s cannabis products to other licensed establishments. The originating and receiving licensed establishments shall ensure that all transported cannabis products are linked to METRC, Massachusetts’ seed-to-sale tracking program. For the purposes of tracking, seeds and clones will be properly tracked and labeled in a form and manner determined by the CCC. Any cannabis product that is undeliverable or is refused by the destination Marijuana Establishment shall be transported back to the originating establishment. All vehicles transporting cannabis products shall be staffed with a minimum of two Marijuana Establishment agents. At least one agent shall remain with the vehicle at all times that the vehicle contains cannabis or cannabis products. Prior to the products leaving a Marijuana Establishment for the purpose of transporting cannabis products, the originating Marijuana Establishment must weigh, inventory, and account for, on video, all cannabis products to be transported. Within eight hours after arrival at the destination Marijuana Establishment, the destination establishment must re-weigh, re-inventory, and account for, on video, all cannabis products transported. When videotaping the weighing, inventorying, and accounting of cannabis products before transportation or after receipt, the video must show each product being weighed, the weight, and the manifest. Cannabis products must be packaged in sealed, labeled, and tamper or child-resistant packaging prior to and during transportation. In the case of an emergency stop during the transportation of cannabis products, a log must be maintained describing the reason for the stop, the duration, the location, and any activities of personnel exiting the vehicle. A Marijuana Establishment or a cannabis transporter transporting cannabis products is required to ensure that all transportation times and routes are randomized. An establishment or transporter transporting cannabis products shall ensure that all transport routes remain within Massachusetts. All vehicles and transportation equipment used in the transportation of cannabis products or edibles requiring temperature control for safety must be designed, maintained, and equipped as necessary to provide adequate temperature control to prevent the cannabis products or edibles from becoming unsafe during transportation, consistent with applicable requirements pursuant to 21 CFR 1.908(c).
Vehicles used for transport must be owned or leased by the Marijuana Establishment or transporter, and they must be properly registered, inspected, and insured in Massachusetts All vehicles must be equipped with a video system that includes at least one camera in the storage area and at least one camera in the driver area. All cameras must remain functional throughout the entire transportation process. All vehicles must also be equipped with an alarm system, and functioning heating and air conditioning. Cannabis may not be visible from outside the vehicle, and it must be transported in a secure, locked storage compartment. The vehicle may not have any external markings indicating that it is used to transport cannabis. Each vehicle must have a global positioning system, and any agent transporting cannabis must have access to a secure form of communication with the originating location. Firearms are forbidden inside the vehicle or on the person of an agent. Each transport must have a manifest filled out in triplicate.
Massachusetts CCC Inspections
The CCC or its agents may inspect a Marijuana Establishment and affiliated vehicles at any time without prior notice in order to determine compliance with all applicable laws and regulations. All areas of a Marijuana Establishment, all Marijuana Establishment agents and activities, and all records are subject to such inspection. Marijuana establishments must immediately upon request make available to the CCC all information that may be relevant to a CCC inspection, or an investigation of any incident or complaint. A Marijuana Establishment must make all reasonable efforts to facilitate the CCC’s inspection, or investigation of any incident or complaint, including the taking of samples, photographs, video or other recordings by the CCC or its agents, and to facilitate the
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CCC’s interviews of Marijuana Establishment agents. During an inspection, the CCC may direct a Marijuana Establishment to test cannabis for contaminants as specified by the CCC, including but not limited to mold, mildew, heavy metals, plant-growth regulators, and the presence of pesticides not approved for use on cannabis by the Massachusetts Department of Agricultural Resources.
Moreover, the CCC is authorized to conduct a secret shopper program in retail establishments to ensure compliance with all applicable laws and regulations.
U.S. Attorney Statements in Massachusetts
On July 10, 2018, the U.S. Attorney for the District of Massachusetts, Andrew Lelling, issued a statement regarding the legalization of adult-use cannabis in Massachusetts. Mr. Lelling stated that since he has a constitutional obligation to enforce the laws passed by Congress, he would not immunize the residents of Massachusetts from federal law enforcement. He did state, however, that his office’s resources would be primarily focused on combating the opioid epidemic. He stated that considering those factors and the experiences of other states that have legalized adult-use cannabis, his office’s enforcement efforts would focus on the areas of (i) overproduction, (ii) targeted sales to minors, and (iii) organized crime and interstate transportation of drug proceeds.
To the knowledge of management, other than as disclosed in this prospectus, there have not been any statements or guidance made by federal authorities or prosecutors regarding the risk of enforcement action in Massachusetts. See “Risk Factors - U.S. state regulation of cannabis is uncertain.”
Michigan
Michigan Regulatory Landscape
In 2008, the Michigan Compassionate Care Initiative established a medical cannabis program for serious and terminally ill patients. This program, which was approved by the House but not acted upon and defaulted to a public initiative on the November ballot. Proposal 1 was approved by 63% of voters on November 8, 2008. Proposal 1 was then written into law and approved by Michigan’s lawmakers in December 2008. The resulting Act became the Michigan Medical Marihuana Act (“MMMA”). The MMMA provides access to state residents to cannabis and cannabis related products under one of 11 debilitating conditions, including epilepsy, cancer, HIV/AIDS, cancer and post-traumatic stress disorder. In July 2018, the Medical Marihuana Review Panel approved 11 additional conditions to the list of aliments to qualify for medical cannabis. The additional 11 include chronic pain, colitis and spinal cord injury.
In 2016, the Michigan legislature passed two new acts and also amended the original MMMA. The first act, the Medical Marihuana Facilities Licensing Act (“MMFLA”), effective December 20, 2016 and most recently amended effective December 7, 2021, establishes a licensing and regulation framework for medical cannabis growers, processors, secure transporters, provisioning centers, and safety compliance facilities. The second act, the Marihuana Tracking Act (“MTA”), establishes a “seed-to-sale” system to track cannabis that is grown, processed, transferred, stored, or disposed of under the MMFLA.
In November of 2018 Michigan voters, through another public ballot initiative approved the Michigan Regulation and Taxation of Marihuana Act (“MRTMA”) legalizing and establishing a licensing and regulatory framework for adult-use growers, processors, secure transporters, retailers, microbusinesses, event organizers, designated consumption establishments, and safety compliance facilities. The proposal was approved by nearly 56% of the voters. The state began taking applications for such on November, 1, 2019 and the first sales of adult-use marihuana took place on December 1, 2019. According to the Cowen report, Charting Cannabis: A U.S. State Level Deep Dive, published February 19, 2020, there were 125 open dispensaries in Michigan as of the end of 2019.
The Marihuana Regulatory Agency (“MRA”) is a separate agency within the Michigan Department of Licensing and Regulatory Affairs and is responsible for the oversight of cannabis in Michigan. The MRA consists of the Medical and Adult Marihuana Applications, Compliance, Scientific & Legal and Enforcement Divisions and the Michigan Medical Marihuana Program Division. The MRA is responsible for issuing cards to medical cannabis patients, and oversight and licensing of medical facilities and adult-use establishments.
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The MRA and State of Michigan attempted to combine the medical and adult-use markets during the 2019-2020 legislative session, but the proposed bill did not receive a vote in both legislative bodies. However, while the MMFLA and MRTMA remain separate and distinct laws, the MRA adopted topic-based Administrative Rules in June 2020 which address both medical facilities and adult-use establishments.
On September 27, 2021, the MRA held a public hearing to receive comments on updated Administrative Rules that are intended to provide clarity and consistency to licensees in both the medical and adult-use markets. Final drafts of the amended Administrative Rules were published in January 2022. On March 7, 2022 the updated Administrative Rules went into effect.
Under both the MMFLA and MRTMA Michigan municipalities can choose if they will allow cannabis establishments or facilities, and the type and number of establishments or facilities within their jurisdiction. This includes licensing and zoning ordinances for many municipalities. Because each municipality is able to devise a unique set of rules for cannabis licenses, each facility or establishment in a different Michigan municipality may be subject to a different set of local ordinances.
Michigan Licenses
The below table lists our Michigan licenses:

Entity	License Number	City	Expiration Date / Renewal Date	Description
FPAW Michigan, LLC	AU-R-000286	Ann Arbor	11/27/2023	Adult Use License
FPAW Michigan, LLC	PC-000391	Battle Creek	07/29/2023	Medical Use License
FPAW Michigan, LLC	AU-R-000234	Battle Creek	11/27/2023	Adult Use License
FPAW Michigan, LLC	PC-000390	Detroit	07/29/2023	Medical Use License
FPAW Michigan, LLC	PC-000318	Morenci	07/29/2023	Medical Use License
FPAW Michigan, LLC	AU-R-000125	Morenci	11/27/2023	Adult Use License
FPAW Michigan, LLC	PC-000503	28th Street, Grand Rapids	07/29/2023	Medical Use License
FPAW Michigan, LLC	AU-R-000338	28th Street, Grand Rapids	11/27/2023	Adult Use License
FPAW Michigan, LLC	AU-R-000373	Scribner Ave, Grand Rapids	11/27/2023	Adult Use License
FPAW Michigan, LLC	PR-000171, GR-C-000742, GR-C-000856, GR-C-000857	Lansing	07/29/2023	Medical Processor License
FPAW Michigan, LLC	GR-C-000858, GR-C-000859, GR-C-000860, GR-C-000861	Lansing	07/29/2023	Medical Cultivation License
FPAW Michigan, LLC	AU-G-EX-000209, AU-G-EX-000210, AU-G-EX-000211, AU-G-EX-000212, AU-G-EX-000213	Lansing	11/27/2023	Adult Use Cultivation License
FPAW Michigan, LLC	AU-P-000145, AU-G-C000312, AU-G-C000327, AU-G-C000328, AU-G-C000329, AU-G-C000498	Lansing	11/27/2023	Adult Use Processor License
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FPAW Michigan, LLC	PC-000791	East Lansing	07/29/2023	Medical License
FPAW Michigan, LLC	AU-R-000706	East Lansing	11/27/2023	Adult Use License
Michigan Storage and Security Requirements
Michigan licensees must meet the security requirements as set forth in the MRTMA, MMFLA and Administrative Rules. As such, licensees are required to include a security plan in their state license applications. The plan and required security measures include, but are not limited to, ensuring that visitors are escorted by an employee at all times; maintaining commercial locks or electronic access on all doors and windows; having an active alarm system for the premises; having a video surveillance system that records all areas where marihuana products are weighed, packed, stored, loaded, and unloaded for transportation, prepared, or moved; recording the access point to the surveillance system; recording the exterior and interior of entrances and exits; recording all areas within 20 feet of entrances and exits; recording in 720p resolution or higher; ensuring sufficient lighting for recording; maintaining recordings for at least 30 days and a log of all those with access to the surveillance system. All marihuana products must be stored in a secured limited or restricted access area on the licensed premises. General requirements for all cannabis business can be found in Michigan Administrative Rule 420.206.
Michigan Transportation Requirements
Except in limited circumstances, transportation of cannabis between licensees takes place via State licensed secure transporters. Transported products are entered into a manifest and the Michigan statewide monitoring system. Products are picked up from cultivators and processors by secure transporters and then delivered to destinations. For adult use products licensed transporters may also transfer products between our retail locations. A transporter must transport all cannabis products in a locked, secured, and sealed container that is not accessible while in transit. The container must be secured by a locked closed lid or door. Cannabis product must be labeled and kept in separate compartments or containers within the main locked, secured, and sealed container. If the transporter transports money associated with the purchase or sale of cannabis product between businesses, the transporter shall lock the money in a sealed container kept separate from the cannabis product and only accessible to the licensee and its employees. A transporter cannot maintain custody of the cannabis product for more than 96 hours without permission from the MRA.
Michigan Reporting Requirements
Michigan licensees must maintain on-site, or have electronic access to, all records of the establishment. Records are defined as books, ledgers, documents, writings, photocopies, correspondence, electronic storage media, electronically stored records, money receptacles, equipment in which records are stored, including data or information in the statewide monitoring system, or any other document that is used for recording information. Additionally, licensees must provide the state with an audited annual financial statements every three years, or a shorter period as may be determined by the MRA. This report must be conducted by an independent certified public accountant and includes information including but not limited to: sampling of all transaction done by the organization over the course of the year; employees and employment; bank accounts; management, revenues, METRC transactions, vendors, taxes, ownership and distributions, outsourcing, licensing agreements, and independent contractors. Additionally, licensees must report any change to operations, officers, owners, members, managers, applicants; changes in processing machinery or equipment, violations or local ordinances, changes in named applicant; changes in names; conveyances of interest in a license; modifications to businesses or business plans between inspections or submissions; changes in capacities; changes to ingress or egress; adverse reactions to marihuana products; criminal convictions, charges, civil judgements, lawsuits, legal proceedings, charges, or governmental investigations; employee discipline for misconduct related to product sales or transfers; diversion; theft; and any suspected criminal activity on the premises. The above issues, depending on the type, must be reported either before the change, within 24 hours thereof or within 10 days of notice thereof.

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Michigan Site-Visits and Inspections
The MRA or its agents may inspect a licensee at any time without prior notice in order to determine compliance with all applicable laws and regulations. All areas of the licensed premises, all licensee employees, agents, and activities, and all records are subject to such inspection. Licensees must immediately upon request make available to the MRA all information that may be relevant to a MRA inspection, or an investigation of any incident or complaint.
MRA agents conduct initial pre-licensure inspections, a post-licensure inspection within 30 days of operation, and then semi-annual inspections thereafter. The Michigan Bureau of Fire Services also conducts fire safety plan reviews, initial pre-licensure and semi-annual inspections of licensees.
U.S. Attorney Statements in Michigan
On November 8, 2018, United States Attorneys Matthew Schneider and Andrew Birge for the Eastern and Western Districts of Michigan, respectively, issued a joint statement regarding the legalization of adult-use cannabis in Michigan. They stated that since they had taken oaths to protect and defend the Constitution and the laws of the United States, they would not immunize the residents of Michigan from federal law enforcement. They stated that they would continue to the investigation and prosecution of cannabis crimes as they do with any other crime. They stated they would consider the federal law enforcement priorities set by the DOJ, the seriousness of the crime, the deterrent effect of prosecution, and the cumulative impact of the crime on a community, while also considering their ability to prosecute with limited resources. They stated that combating illegal drugs was just one of many priorities, and that even within the area of drugs, they were focused on combating the opioid epidemic. They stated that they have not focused on prosecution of low-level offenders, which they stated would not change (unless aggravating factors were present). They did state that certain crimes involving cannabis could pose serious risks and harm to a community, including interstate trafficking, involvement of other illegal drugs or activity, persons with criminal records, presence of firearms or violence, criminal enterprises, gangs and cartels, bypassing local laws and regulations, potential for environmental contamination, risks to minors, and cultivation on federal property. On December 21, 2021, Dawn N. Ison was appointed as United States Attorney for the Eastern District of Michigan.
To the knowledge of management, other than as disclosed in this prospectus, there have not been any statements or guidance made by federal authorities or prosecutors regarding the risk of enforcement action in Michigan. See “Risk Factors - U.S. state regulation of cannabis is uncertain.”
New Jersey
New Jersey Regulatory Landscape
New Jersey’s medical cannabis program was introduced in January 2010 when then Governor Corzine signed the New Jersey Compassionate Use Medical Marijuana Act into law which legalized medical cannabis for patients with certain enumerated qualifying conditions. Medical cannabis sales began in December 2012 and as of the first quarter of 2021, there were 10 licensed and operational Adult Treatment Centers (“ATCs”) dispensing medical cannabis to patients. However, the state has accepted applications for satellite dispensaries for those operators, and we expect additional locations to open by the end of calendar year 2021. According to the Cowen report, Charting Cannabis: A U.S. State Level Deep Dive, published February 19, 2020, there were six open medical dispensaries in New Jersey as of the end of 2019.
In March 2018, under the direction of Governor Phil Murphy, who campaigned on a platform that included cannabis legalization, the New Jersey Department of Health (“NJ DOH”) issued the Executive Order 6 Report, which immediately expanded the medical cannabis program in numerous ways including adding chronic pain and anxiety as qualifying conditions, doubling the monthly product limit, and permitting current licensees to open satellite dispensaries. In August 2018, the NJ DOH began accepting applications for the licensing of six additional ATCs, and those licenses were awarded in December 2018. In August 2019, the NJ DOH accepted applications for the licensing of 24 additional ATCs, divvied among three regions (northern, central, southern) and three forms of endorsements (cultivation, dispensary, vertically integrated).
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ATC licenses are awarded by a selection committee that evaluates applicants on the following general criteria: (1) submittal of mandatory organizational information; (2) ability to meet the overall health needs of qualified patients and safety of the public; (3) history of compliance with regulations and policies governing government-regulated cannabis programs; (4) ability and experience of applicant in ensuring an adequate supply of cannabis; (5) community support and participation; (6) ability to provide appropriate research data; (7) experience in cultivating, manufacturing, or dispensing cannabis in compliance with government-regulated cannabis programs; and (8) workforce and job creation plan. Information required to be submitted is wide-ranging, and includes identification information and background checks of principals, employees, directors, and other stakeholders, and evidence of compliance with certain state and local laws and ordinances.
ATCs are subject to a detailed regulatory scheme encompassing security, staffing, point-of-sale systems, manufacturing standards, hours of operation, delivery, advertising and marketing, product labeling, records and reporting, and more. As with all jurisdictions, the full regulations (N.J.A.C. 8:64 et seq.) should be consulted for further information about any particular operational area. For example (and not by limitation), ATCs are subject to a number of regulations regarding their policies, procedures, records, and reporting. For example, ATCs must develop oversight procedures; procedures to ensure safe growing and dispensing operations; security policies; inventory protocols; disaster plans; pricing standards; and crime prevention plans and must maintain careful records, including organizational charts; facility documents; supply-and-demand projections; general business records; detailed sales records; and detailed personnel and training records. ATCs must provide substantial training for their employees and must maintain an alcohol and drug-free workplace.
Licenses are renewed annually, and applications therefore must be submitted 60-days prior to expiration of the license then in force and effect. Provided that the requisite renewal fees are paid, the renewal application is submitted in a timely manner, and there are no material violations associated with the license, license holders can expect to receive a renewal in the ordinary course of business.
On November 3, 2020, voters in New Jersey approved an amendment to the state’s constitution to legalize cannabis for adult use in New Jersey. On February 22, 2021, New Jersey Governor Phil Murphy signed into law three bills which, taken together, give effect to the amendment and decriminalize small amounts of cannabis possession in New Jersey. The Cannabis Regulatory Commission (“CRC”) was created to establish rules and regulations governing the sale and purchase of adult-use cannabis, to administer the state’s medicinal cannabis program, and to oversee licensing for all areas of the cannabis industry. On August 19, 2021, the CRC voted to adopt initial rules regulating the adult-use cannabis market, Special Adopted New Rules: N.J.A.C. 17:30. In December of 2021, license applications opened for adult-use cultivators, manufacturers, and testing laboratories. In March of 2022, license applications opened for adult-use dispensaries and the first conditional recreation business applications were approved. On April 21, 2022 the first adult-use sales began.
New Jersey Licenses
Ascend New Jersey, LLC is permitted to open three dispensaries and one cultivation under its ATC and adult use license. Ascend New Jersey, LLC is an indirect subsidiary of the Company.
The below table lists our New Jersey licenses:

Entity	License Number	City	Expiration Date / Renewal Date	Description
Ascend New Jersey, LLC	9292020	Franklin	12/31/2022	Medical Cultivation License
Ascend New Jersey, LLC	C000002	Franklin	04/17/2023	Adult Use Cultivation License
Ascend New Jersey, LLC	M000001	Franklin	04/17/2023	Adult Use Manufacturing License
Ascend New Jersey, LLC	9292020	Montclair	12/31/2022	Medical License
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Ascend New Jersey, LLC	RE00015	Montclair	06/05/2023	Adult Use License
Ascend New Jersey, LLC	9292020	Rochelle Park	12/31/2022	Medical License
Ascend New Jersey, LLC	RE000012	Rochelle Park	04/20/2023	Adult Use License
Ascend New Jersey, LLC	9292020	Fort Lee	12/31/2022	Medical License
Ascend New Jersey, LLC	RE000259	Fort Lee	11/14/2023	Adult Use License
New Jersey Storage and Security Requirements
All ATCs and adult use cannabis businesses are required to provide effective controls and procedures to guard against theft and diversion of cannabis including, when appropriate, systems to protect against electronic records tampering. With respect to security and inventory protocols, ATCs and adult use cannabis businesses are required to maintain security and alarm systems in good working order; test and inspect such security systems; employ policies to limit unauthorized access to areas containing cannabis; adopt security protocols to protect personnel; minimize exterior access and ensure the exterior of the facility has adequate lighting; and notify the proper authorities of reportable losses, security breaches, alarm activations, and electrical failures.
Further, all ATCs and adult use cannabis businesses must install, maintain in good working order and operate a safety and security alarm system at its authorized physical address(es) that will provide suitable protection 24 hours a day, seven days a week against theft and diversion and that provides, at a minimum: (i) immediate automatic or electronic notification to alert state or local police agencies to an unauthorized breach of security at the ATC or adult use cannabis business; and (ii) a backup system that activates immediately and automatically upon a loss of electrical support and that immediately issues either automatically or electronic notification to state or local police agencies of the loss of electrical support. ATCs and adult use cannabis businesses must also implement appropriate security and safety measures to deter and prevent the unauthorized entrance into areas containing cannabis and the theft of cannabis and security measures that protect the premises, registered qualifying patients, registered primary caregivers and principal officers, directors, board members and employees of the ATC and adult use cannabis business. Each ATC and adult use cannabis business must establish a protocol for testing and maintenance of the security alarm system and conduct maintenance inspections and tests of the security alarm system at the ATC's and adult use cannabis business’ authorized location at intervals not to exceed 30 days from the previous inspection and test, and it must promptly implement all necessary repairs to ensure the proper operation of the alarm system. In the event of a failure of the security alarm system due to a loss of electrical support or mechanical malfunction that is expected to last longer than eight hours, an ATC must notify NJ DOH and the CRC and either provide alternative security measures or close the affected facilities until service is restored. Finally, each ATC and adult use cannabis business must equip its interior and exterior premises with electronic monitoring, video cameras, and panic buttons.
New Jersey Reporting Requirements
The reporting requirements for ATCs are governed by N.J.A.C. 8:64-4.3. The State of New Jersey allows ATCs to choose their method of electronic verification and a T&T system. In the course of operations, ATCs are required to conduct detailed monthly inventories and an annual comprehensive inventory. ATCs must retain records for at least two years. The reporting requirements for adult use cannabis businesses are governed by N.J.A.C. 17:30-9.11.
New Jersey Site-Visits & Inspections
ATCs are subject to inspection by NJ DOH at any time, with or without notice. ATCs must provide immediate access to all facilities, materials, and information requested by NJ DOH. Failure to cooperate with an onsite assessment and or to provide access to the premises or information may be grounds to revoke the permit of the ATC and to refer the matter to state law enforcement agencies. If a problem is discovered, the ATC must notify NJ DOH in writing, with a postmark date that is within 20 business days of the date of the notice of violations, of the corrective actions the ATC has taken to correct the violations and the date of implementation of the corrective actions. Additionally, the NJ DOH is continually monitoring the operations of the ATC through our security and
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surveillance systems. The NJ DOH has the ability to access our surveillance system at any time and therefore may conduct a visual inspection of the premises at any time.
Adult use cannabis businesses are subject to inspection by the CRC at any time, with or without notice. adult use cannabis businesses must provide immediate access to all facilities, materials, and information requested by the CRC. Pursuant to N.J.A.C. 17:30-17.4, if the CRC identifies a violation, the CRC shall provide notice of the violation, including an official written report of the findings and the nature of the violation, to the adult use cannabis business within 7 business days following the onsite assessment or other identification of the violation. If a problem is discovered, the adult use cannabis business must notify the CRC in writing, with a postmark date that is within 20 business days of the date of the notice of violations, of the corrective actions the adult use cannabis business has taken to correct the violations and the date of implementation of the corrective actions.
New Jersey Transportation Requirements
An ATC that is authorized by permit to cultivate medical cannabis at one location and to dispense it at a second location shall transport only usable cannabis from the cultivation site to the dispensing site according to a delivery plan submitted to the NJ DOH. Each vehicle must be staffed with at least two registered ATC employees. At least one delivery team member shall remain with the vehicle at all times that the vehicle contains medical cannabis. Each delivery team member shall have access to a secure form of communication with the ATC, such as a cellular telephone, at all times that the vehicle contains medical cannabis. Each delivery team member must possess their ATC employee identification card at all times and shall produce it to NJ DOH staff or law enforcement officials upon demand.
Each transport vehicle needs to be equipped with a secure lockbox or locking cargo area, which shall be used for the sanitary and secure transport of medical cannabis. Each ATC must maintain current commercial automobile liability insurance on each vehicle used for transport of medical cannabis in the amount of $1 million per incident. Each ATC must ensure that vehicles used to transport medical cannabis bear no markings that would either identify or indicate that the vehicle is used to transport medical cannabis, and each trip must be completed in a timely and efficient manner, without intervening stops or delays. Each ATC shall maintain a record of each transport of medical cannabis in a transport logbook, which must include dates and times of trips, names of employees on the delivery team, relevant facts about the products transported and the signatures of the delivery team.
ATCs must report any vehicle accidents, diversions, losses, or other reportable events that occur during transport to the permitting authority in accordance with New Jersey law.
Home delivery is not permitted under New Jersey law. An ATC may not deliver cannabis to the home or residence of a registered qualifying patient or primary caregiver.
An adult use cannabis business may securely transport cannabis items to another cannabis business, or it may use a licensed cannabis distributor for such transport. A license holder may transport between multiple cannabis business premises or to another cannabis business anywhere in the state using a delivery vehicle, as required under N.J.A.C 17:30-9.15.
Each transport vehicle needs to be equipped with a GPA device identifying the geographic location of the delivery vehicle, a secure lockbox or locking cargo area, and functional heating and cooling, which shall be used for the sanitary and secure transport of cannabis. Each adult use cannabis business must maintain current commercial automobile liability insurance on each vehicle used for transport of medical cannabis in the amount of $1 million per incident. Each adult use cannabis business must ensure that vehicles used to transport cannabis bear no markings that would either identify or indicate that the vehicle is used to transport cannabis, and each trip must be completed in a timely and efficient manner, without intervening stops or delays. Each adult use cannabis business shall maintain a record of each transport of cannabis in a transport logbook, which must include dates and times of trips, names of employees on the delivery team, relevant facts about the products transported and the signatures of the delivery team.
An adult use cannabis business shall report any vehicle accidents, diversions, losses, or other reportable events that occur during transport to the CRC in accordance with N.J.A.C. 17:30-9.11.
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Pursuant to N.J.A.C. 17:30-12.8, a license holder holding a Class 6 Cannabis Delivery license may be authorized by a cannabis retailer to deliver cannabis items to consumers on behalf of that cannabis retailer. In transit, the cannabis items shall be locked and stored in a sanitary and secure lockbox. There must be real time GPA tracking of the delivery vehicle and the delivery service shall only deliver to a residence in New Jersey, to a legal customer whose age has been verified by an examination of the consumer’s identification. Each ATC shall maintain a record of each transport of medical cannabis in a transport logbook, which must include dates and times of trips, names of employees on the delivery team, relevant facts about the products transported and the signatures of the delivery team. Each adult use cannabis business must maintain current commercial automobile liability insurance on each vehicle used for transport of medical cannabis in the amount of $1 million per incident. Each adult use cannabis business must ensure that vehicles used to transport cannabis bear no markings that would either identify or indicate that the vehicle is used to transport cannabis, and each trip must be completed in a timely and efficient manner, without intervening stops or delays. Each adult use cannabis business shall maintain a record of each transport of cannabis in a transport logbook, which must include dates and times of trips, names of employees on the delivery team, relevant facts about the products transported and the signatures of the delivery team.
U.S. Attorney Statements in New Jersey
To the knowledge of management, other than as disclosed in this prospectus, there have not been any statements or guidance made by federal authorities or prosecutors regarding the risk of enforcement action in New Jersey. See “Risk Factors - U.S. state regulation of cannabis is uncertain.”
Ohio
Ohio Regulatory Landscape
Effective September 8, 2016, House Bill 523 legalized the use of medical cannabis for 26 debilitating conditions as prescribed by a licensed physician. The Ohio Medical Marijuana Control Program (“OMMCP”) allows people with certain medical conditions, including Alzheimer’s disease, HIV/AIDS, ALS, cancer, traumatic brain injury, chronic pain, post-traumatic stress disorder and cachexia, to purchase medical cannabis. Though Ohio was required to implement a fully operational OMMCP by September 8, 2018 with a controlled system for cultivation, laboratory testing, physician/patient registration and dispensing, the timeline was delayed until November 2018. Regulatory oversight is shared between three offices; (a) the Ohio Department of Commerce with respect to overseeing cultivators, processors and testing laboratories; (b) the Ohio Board of Pharmacy with respect to overseeing retail dispensaries and the registration of patients and caregivers, and (c) the State Medical Board of Ohio with respect to certifying physicians to recommend medical cannabis. The OMMCP will permit limited product types including oils, tinctures, plant materials and edibles. Adult-use and the smoking of cannabis flower are prohibited. Adult-use and the smoking of cannabis flower are prohibited. As of June 2022, there were approximately 278,731 registered patients allowed to purchase cannabis products from a dispensary. As of June 2022, there were 58 open dispensaries in Ohio.
Ohio Licenses
To be considered for approval of a provisional dispensary, cultivation or a processing license, the applicant must complete all mandated requirements. To obtain a certificate of operation for a medical cannabis dispensary, cultivation facility or processing facility, the prospective licensee must be capable of operating in accordance with Chapter 3796 of the Revised Code, the Medical Marijuana Control Program. Dispensary certificates of operation carry two-year terms, while certificates of operation for cultivators and processors must be renewed annually.
A certificate of operation will expire on the date identified on the certificate. A licensee will receive written or electronic notice 90 days before the expiration of its certificate of operation. The licensee must submit the renewal information at least 45 days prior to the date the existing certificate expires. The information required for the license renewal includes, but is not limited to, the following: (a) a roster that includes the dispensary’s employees’ names, (b) the history of compliance with regulations, and (c) the number and severity of any violations. If a licensee’s renewal application is not filed prior to the expiration date of the certificate of operation, the certificate of operation will be suspended for a maximum of 30 days. After 30 days, if the dispensary has not successfully renewed the
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certificate of operation, including the payment of all applicable fees, the certificate of operations will be deemed expired.
BCCO, LLC and Ohio Cannabis Clinic, LLC each operate one dispensary, and Hemma, LLC operates a cultivation facility. Marichron Pharma, LLC holds a processing license.
The below table lists the licenses held by our subsidiaries and contractual parties hold in Ohio:

Entity	License Number	City	Expiration Date / Renewal Date	Description
BCCO, LLC	MMD.0700075	Carroll	07/01/2023	Medical Dispensary
Hemma, LLC	MMCPC0014	Monroe	09/10/2023	Medical Cultivation
Hemma, LLC	MMCPP00125	Monroe	01/17/2023	Medical Cultivation - License to Package, Sell, Deliver
Ohio Cannabis Clinic, LLC	MMD.0700089	Coshocton	07/01/2023	Medical Dispensary
Marichron Pharma, LLC	MMCPP00082	Monroe	03/23/2023	Medical Processing
Ohio Storage Requirements
Ohio has selected METRC as the T&T system. Individual licensees, whether directly or through third-party APIs, are required to push data to the state to meet all reporting requirements. A holder of a processing or cultivation license must track and submit through the inventory tracking system any information the Ohio Department of Commerce determines necessary for maintaining and tracking medical cannabis extracts and products.
A holder of a cultivation license must conduct a weekly inventory of medical cannabis which includes (a) date of inventory; (b) amount of medical cannabis on hand; (c) total count of plants, whether in the flowering, vegetative, or clone phase of growth and organized by room in which the plants are being grown; (d) amount of medical cannabis sold since previous weekly inventory; (e) date, quantity, and method of disposal of medical cannabis; (f) summary of the inventory findings; and (g) name, signature, and title of the employees who conducted the inventory and oversaw the inventory. On an annual basis and as a condition for renewal of a cultivation license, a holder of a cultivation license must conduct a physical, manual inventory of the medical cannabis on hand at the cultivation facility and compare the findings to an annual inventory report generated using the inventory tracking system.
A holder of a processing license must conduct weekly inventory of medical cannabis which includes (a) the date of the inventory, (b) net weight of plant material and the net weight and volume of medical cannabis extract, (c) net weight and unit count of medical cannabis products prepared or packaged for sale to a dispensary, (d) the amount of medical cannabis and medical cannabis products sold since previous weekly inventory; (e) the date, quantity, and method of disposal of any plant material, medical cannabis extract, and medical cannabis products; (f) a summary of the inventory findings; and (g) name, signature and employees who conducted the inventory and oversaw the inventory. On an annual basis and as a condition for renewal of a processing license, a holder of a processing license shall conduct a physical, manual inventory of plant material, medical cannabis extract, and medical cannabis products on hand at the processor and compare the findings to an annual inventory report generated using the inventory tracking system. A holder of a processing license must store plant material, medical cannabis extract, and medical cannabis product inventory on the premises in a designated, enclosed, locked area and accessible only by authorized individuals.
A holder of a dispensary license must use the METRC T&T system to push data to the Ohio Board of Pharmacy on a real-time basis. The following data must be transmitted (a) each transaction and each day’s beginning inventory, acquisitions, sales, disposal and ending inventory, (b) acquisitions of medical cannabis from a licensed processor or cultivator holding a plant-only processor designation, (c) name and license number of the licensed dispensary employee receiving the medical cannabis and, (d) other information deemed appropriate by the Ohio State Board of Pharmacy. A dispensary’s designated representative shall conduct the inventory at least once a week.
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Records of each day’s beginning inventory, acquisitions, sales, disposal and ending inventory shall be kept for a period of three years.
The dispensary licensee must restrict access areas and keep stock of medical cannabis in secured area enclosed by a physical barrier with suitable locks and an alarm system capable of detecting entry at a time when licensed dispensary employees are not present. Medical cannabis must be stored at appropriate temperatures and under appropriate conditions to help ensure that its identity, strength, quality and purity are not adversely affected.
Ohio Security Requirements
All licensees must have a security system that remains operational at all times and that uses commercial grade equipment to prevent and detect diversion, theft or loss of medical cannabis, including (a) a perimeter alarm, (b) motion detectors, and (c) duress and panic alarms. All licensees must also employ a holdup alarm, which means a silent alarm signal generated by the manual activation of a device intended to signal a robbery in progress. Processing and cultivation facilities are also required to have secondary alarm systems installed and monitored by a vendor that differs from the primary alarm system.
Video cameras at a dispensary must be positioned at each point of egress and each point of sale. The cameras must capture the sale, the individuals and the computer monitors used for the sale, approved safes, approved vaults and any area where cannabis is stored, handled or destroyed. Video surveillance recording must operate 24 hours a day, seven days a week. Recording from all video cameras during hours of operation must be made available for immediate viewing by the Ohio State Board of Pharmacy upon request and must be retained for at least six months.
Video cameras at a processing or cultivation facility must be directed at all approved safes, approved vaults, and any other area where plant material, medical cannabis extract, or medical cannabis products are being processed, stored, handled or destroyed. Video surveillance must take place 24 hours a day, seven days a week. Recordings from all video cameras during hours of operation must be readily available for immediate viewing by the Ohio regulatory bodies upon request and must be retained for at least six months. Video recording must be maintained for at least a 45-day period. Video recording must be maintained beyond the 45-day period when the cultivator or processor becomes aware of a pending criminal, civil or administrative investigation or legal proceeding for which a recording may contain relevant information. The cultivator or processor must retain an unaltered copy of the recording until the investigation or proceeding is closed or the entity conducting the investigation or proceeding is closed or the entity conducting the investigation or proceeding notifies the cultivator or processor that it is no longer necessary to retain the recording.
Ohio Reporting Requirements
A holder of a processing license must maintain the following records: (a) samples sent for testing, (b) disposal of products, (c) tracking of inventory, (d) form and types of medical cannabis maintained at the processing facility on a daily basis, (e) production records, including extraction, refining, manufacturing, packaging and labeling, (f) financial records, (g) employee records and (h) purchase invoices, bills of lading, manifests, sales records, copies of bills of sale, and any supporting documents, including the items and/or services purchased, from whom the items were purchased, and the date of purchase. Records must be maintained for five years.
A holder of a cultivation license must maintain the following records: (a) forms and types of medical cannabis maintained at the cultivator on a daily basis; (b) soil amendment, fertilizers, pesticides, or other chemicals applied to the growing medium or plants or used in the process of growing medical cannabis; (c) production records, including planting, harvesting and curing, weighing, and packaging and labeling; (d) financial records; (e) employee records; and (f) purchase invoices, bills of lading, manifests, sales records, copies of bills of sale, and any supporting documents, including the items and/or services purchased, from whom the items were purchased, and the date of purchase. Records will be maintained for five years.
A holder of a dispensary license must maintain the following records (a) confidential storage and retrieval of patient information or other medical cannabis records, (b) records of all medical cannabis received, dispensed, sold, destroyed, or used, (c) dispensary operating procedures, (d) a third-party vendor list, (e) monetary transactions,
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and (f) journals and ledgers. All records relating to the purchase or return, dispensing, distribution, destruction, and sale of medical cannabis must be maintained under appropriate supervision and control to restrict unauthorized access on the licensed premises for a five-year period.
Ohio Transportation Requirements
Medical cannabis entities must maintain a transportation log in METRC containing the names and addresses of the medical cannabis entities sending and receiving the shipment, names and registration numbers of the registered employees transporting the medical cannabis or the products containing medical cannabis, the license plate number and vehicle type that will transport the shipment, the time of departure and estimated time of arrival, the specific delivery route, which includes street names and distances; and the total weight of the shipment and a description of each individual package that is part of the shipment, and the total number of individual packages. Copies of the log described above must be transmitted to the recipient and to the Ohio Department of Commerce through METRC before 11:59 p.m. on the day prior to the trip.
Vehicles transporting medical cannabis or cannabis products must be insured as required by law, store the products in locked compartments, ensure that the products are not visible from outside the vehicle, be staffed with two employees registered with the department (with one remaining with the vehicle at all times) and have access to the 911 emergency system. Vehicles must not be marked with any marks or logos.
Trips must be direct, other than to refuel the vehicle. Drivers must have their employee identification cards on their person at all times and must ensure that delivery times and routes are randomized. A copy of the transportation log must be carried during the trip.
Ohio Inspections Requirements
The submission of an application that results in the issuance of a provisional license or certificate of operation for a cultivator irrevocably gives the Ohio Department of Commerce consent to conduct all inspections necessary to ensure compliance with the cultivator's application, state and local law and regulators. An inspector conducting an inspection pursuant to this rule shall be accompanied by a “type 1” key employee during the inspection. The inspector may review and make copies of records, enter any area of a facility, inspect vehicles, equipment, premises, and question employees, among other actions. Dispensaries are not permitted to deliver cannabis products to the homes of patients or their designated caregivers.
Dispensaries in Ohio are subject to random and unannounced dispensary inspections and medical cannabis testing by the Ohio Board of Pharmacy. The Ohio Board of Pharmacy and its representatives may enter facilities and vehicles where medical cannabis is held and conduct inspections in a reasonable manner each place and all pertinent equipment, containers and materials and data. The Ohio Board of Pharmacy may also obtain any medical cannabis or related products from such facility.
U.S. Attorney Statements in Ohio
To the knowledge of management, other than as disclosed in this prospectus, there have not been any statements or guidance made by federal authorities or prosecutors regarding the risk of enforcement action in Ohio. See “Risk Factors - U.S. state regulation of cannabis is uncertain.”
Pennsylvania
Pennsylvania Regulatory Landscape
The Pennsylvania medical marijuana program was signed into law on April 17, 2016, under Act 16 (“Act 16”) and provided access to state residents with one or more of 17 qualifying conditions, including: epilepsy, chronic pain and PTSD. On March 22, 2018, it was announced that the final phase of the Pennsylvania medical marijuana program would initiate its rollout, which included 13 additional cultivation/processing licenses and 23 additional dispensary licenses. It was announced on April 17, 2018, that dry flower would be included in the regulations as an approved product form for sale and consumption (in addition to the already approved forms of concentrates, pills, and tinctures). Simultaneously, it was announced that the list of qualifying conditions would
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expand from 17 to 21, including additions of cancer remission therapy and opioid-addiction therapy. On July 20, 2019, two more qualifying medical conditions were added, bringing the total to 23.
On June 30, 2021, Pennsylvania Governor Tom Wolf signed into law H.B. 1024 (“Act 44”), which made revisions to Pennsylvania’s medical marijuana program, including codification of certain practices permitted under emergency orders issued in response to the COVID-19 pandemic. The changes permit a wider range of individuals to serve as caregivers, including employees of long-term care and nursing facilities. The changes also permit dispensaries some additional operational flexibility, including providing limited, on-site outdoor order pickups, providing remote patient consultations, and providing medical dosages up to a 90 days' supply as opposed to a 30 days' supply.
On July 11, 2022, Pennsylvania Governor Tom Wolf signed into law H.B. 311, containing an amendment that states that a “financial institution authorized to engage in business in this Commonwealth may provide financial services to or for the benefit of a legitimate cannabis -related business.” The same protections will apply to insurers.
As of July, 2022, adult use of cannabis remains illegal.
Pennsylvania Licenses / Regulations
There are two principal license categories in Pennsylvania: (1) cultivation/processing and (2) dispensary. All cultivation/processing establishments and dispensaries must register with Pennsylvania Department of Health under the provisions of Act 16 (35 P.S. §§ 10231.101—10231.2110) and Chapters 1141, 1151 and 1161 of the Pennsylvania regulations. Registration certificates are valid for a period of one year and are subject to annual renewals after required fees are paid and the business remains in good standing. The Pennsylvania Department of Health must renew a permit unless it determines the applicant is unlikely to maintain effective control against diversion of medical cannabis and the applicant is unlikely to comply with all laws as prescribed under the Pennsylvania medical marijuana program.
Under applicable laws, the licenses permit the license holder to cultivate, manufacture, process, package, sell and purchase medical marijuana pursuant to the terms of the licenses, which are issued by the Pennsylvania Department of Health under the provisions of Act 16 and Pennsylvania regulations. The medical cultivation/processing licenses permit the licensee to acquire, possess, cultivate, manufacture/process into medical marijuana products and/or medical marijuana-infused products, deliver, transfer, have tested, transport, supply or sell marijuana and related supplies to medical marijuana dispensaries. The retail dispensary licenses permit the license holder to purchase marijuana and marijuana products from cultivation/processing facilities, as well as allow the sale of marijuana and marijuana products.
On March 5, 2021, the Department of Health proposed permanent regulations relating to medical marijuana, replacing the temporary regulations governing the program through its history. These proposed regulations are in substantially the same form as the temporary regulations, with only a few distinctions. One proposed revision identifies that a medical marijuana organization’s change in ownership without the Department of Health’s knowledge and written approval of all individuals affiliated with the medical marijuana organization would be a violation of the act and proposed rules. The proposed regulations also require dispensaries and grower/processors to supplement ongoing reports to the Department of Health with information related to the average price per unit of medical marijuana products sold, as opposed to the per-dose price. The proposed rules also increase the list of reasons for which the Department of Health may suspend or revoke a medical marijuana organization’s permit by adding falsification of information on any applications submitted to the Department of Health. The proposed regulations also address training, identifying that principals, as well as employees, who have direct contact with patients or caregivers or who physically handle medical marijuana plants, seeds and products must also complete a training.

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The below table lists the licenses applied for by our subsidiaries and contractual parties hold in Pennsylvania:

Entity	Clinical Registrant Number	City	Expiration / Renewal Date	Description
Story of PA CR, LLC	CR-01-GP21-5101	Smithfield	03/01/2023	Medical Cultivation / Processor License
Story of PA CR, LLC	CR01-D21-2101	Scranton	03/01/2023	Medical License
Story of PA CR, LLC	CR01-D21-2101	Wayne	03/01/2023	Medical License
Pennsylvania Storage / Reporting / Inventory Requirements
A dispensary shall have separate and locked limited access areas for storage of medical marijuana products that are expired, damaged, deteriorated, mislabeled, contaminated, recalled, or whose containers or packaging have been opened or breached until the medical marijuana products are returned to a grower/processor, destroyed or otherwise disposed of as required under § 1151.40 (relating to management and disposal of medical marijuana waste). A dispensary shall maintain all storage areas in a clean and orderly condition and free from infestation by insects, rodents, birds and pests.
A grower/processor shall ensure that a facility has separate and locked limited access areas for storage of seeds, immature medical marijuana plants, medical marijuana plants, medical marijuana and medical marijuana products that are expired, damaged, deteriorated, mislabeled, contaminated, recalled or whose containers or packaging have been opened or breached until the seeds, immature medical marijuana plants, medical marijuana plants, medical marijuana and medical marijuana products are destroyed or otherwise disposed of as required under § 1151.40 (relating to management and disposal of medical marijuana waste). A grower/processor facility shall maintain all storage areas in a clean and orderly condition and free from infestation by insects, rodents, birds and pests.
A grower/processor and dispensary shall use the electronic tracking system prescribed by the Department of Health containing the requirements in section 701 of Act 16 (35 P.S. § 10231.701). Pennsylvania has elected to use MJ Freeway’s electronic tracking system.
A dispensary shall maintain the following inventory data in its electronic tracking system; (1) medical marijuana products received from a grower/processor; (2) medical marijuana products dispensed to a patient or caregiver; (3) damaged, defective, expired or contaminated medical marijuana products awaiting return to a grower/processor or awaiting disposal. A dispensary shall establish inventory controls and procedures to conduct monthly inventory reviews and annual comprehensive inventories of medical marijuana products at its facility. A written or electronic record shall be created and maintained of each inventory which includes the date of the inventory, a summary of the inventory findings, and the employee identification numbers and titles or positions of the individuals who conducted the inventory.
A grower/processor shall maintain the following inventory data in its electronic tracking system which must include an accounting of and an identifying tracking number for; (1) the number, weight and type of seeds; (2) the number of immature medical marijuana plants; (3) the number of medical marijuana plants; (4) the number of medical marijuana products ready for sale; (5) the number of damaged, defective, expired or contaminated seeds, immature medical marijuana plants, medical marijuana plants, medical marijuana and medical marijuana products awaiting disposal. A grower/processor shall establish inventory controls and procedures to conduct inventory reviews and comprehensive inventories at its facility. The following requirements apply; (1) inventory reviews of medical marijuana plants in the process of growing, and medical marijuana and medical marijuana products that are being stored for future sale shall be conducted monthly; (2) comprehensive inventories of seeds, immature medical marijuana plants, medical marijuana plants, medical marijuana and medical marijuana products shall be conducted at least annually. A written or electronic record shall be created and maintained of each inventory conducted under this requirement that includes the date of the inventory, a summary of the inventory findings, and the employee identification numbers and titles or positions of the individuals who conducted the inventory.
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Pennsylvania Security Requirements
A grower/processor shall have security and surveillance systems, utilizing commercial-grade equipment, to prevent unauthorized entry and to prevent and detect an adverse loss. The security and surveillance systems must include, subject to additional requirements of the Department of Health, (1) a professionally monitored security alarm system that includes: (i) coverage of all facility entrances and exits, (ii) two silent security alarms, (iii) an audible security alarm, (iv) a device capable of sending a prerecorded voice message requesting dispatch to a law enforcement, public safety or emergency services agency, (v) a failure notification system that provides an alert to a designated security person within 5 minutes after the failure, (vi) smoke and fire alarms, (vii) auxiliary power sufficient to maintain operation of specified growing and processing areas for at least 48 hours following a power outage, (viii) the ability to ensure all access doors are not solely controlled by an electronic access panel to prevent locks from becoming released during a power outage, and (ix) motion detectors; (2) a professionally monitored security and surveillance system that is operational 24 hours per day, 7 days per week and records all activity in images capable of clearly revealing facial detail; (3) the ability to display the date and time clearly and accurately; (4) the ability to record and store all images captured by each surveillance camera for a minimum of 2 years in a format that may be easily accessed for investigative purposes; (5) a security alarm system separate from the facility’s primary security system covering the limited access area or other room where the recordings under paragraph (4) are stored.
The Department of Health also requires certain inspection and document retention policies as well the installation of commercial-grade, nonresidential steel doors and door locks on each room where seeds, immature medical marijuana plants, medical marijuana plants, medical marijuana and medical marijuana products are stored, and on each external door of the facility.
A dispensary shall have security and surveillance systems, utilizing commercial-grade equipment, to prevent unauthorized entry and to prevent and detect an adverse loss. The security and surveillance system must include, subject to additional requirements of the Department of Health, (1) a professionally monitored security alarm system that includes: (i) coverage of all facility entrances and exits, (ii) two silent security alarms, (iii) an audible security alarm, (iv) a device capable of sending a prerecorded voice message requesting dispatch to a law enforcement, public safety or emergency services agency, (v) a failure notification system that provides an alert to a designated security person within 5 minutes after the failure, (vi) smoke and fire alarms, (vii) auxiliary power sufficient to maintain security and surveillance systems for at least 48 hours following a power outage, (viii) the ability to ensure all access doors are not solely controlled by an electronic access panel to prevent locks from becoming released during a power outage, and (ix) motion detectors; (2) a professionally-monitored security and surveillance system that is operational 24 hours per day, 7 days per week and records all activity in images capable of clearly revealing facial detail; (3) the ability to clearly and accurately display the date and time; (4) the ability to record and store all images captured by each surveillance camera for a minimum of 2 years in a format that may be easily accessed for investigative purposes; (5) a security alarm system separate from the facility’s primary security system covering the limited access area or other room where the recordings under paragraph (4) are stored. The separate security alarm system must meet the same requirements as the facility’s primary security alarm system. The Department of Health also requires certain inspection and document retention policies as well as access restrictions for certain personnel to the security system and security records.
Pennsylvania Transportation Requirements
A grower/processor may transport and deliver seeds, immature medical marijuana plants, medical marijuana plants, medical marijuana and medical marijuana products to a medical marijuana organization or an approved laboratory in Pennsylvania in accordance with certain guidelines promulgated by the Department of Health, including but not limited to, requiring (1) the use of a global positioning system to ensure safe, efficient delivery of the seeds, immature medical marijuana plans, medical marijuana plants, medical marijuana and medical marijuana products to a medical marijuana organization or approved laboratory between 7 a.m. and 9 p.m.; and (2) a transport vehicle must be staffed with at least two individuals, at least one of whom must remain with the vehicle at all times that the vehicle contains seeds, immature medical marijuana plans, medical marijuana plants, medical marijuana and medical marijuana products to ensure the security of the products.
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A dispensary may transport and deliver medical marijuana products to a medical marijuana organization in Pennsylvania in accordance with certain guidelines promulgated by the Department of Health, including but not limited to, requiring (1) the use of a global positioning system to ensure safe, efficient delivery of the medical marijuana products to a medical marijuana organization between 7 a.m. and 9 p.m.; and (2) transport vehicle must be staffed with at least two individuals, at least one of whom must remain with the vehicle at all times that the vehicle contains medical marijuana products to ensure the security of the products.
Pennsylvania Inspections
The Department of Health may conduct announced or unannounced inspections or investigations to determine the medical marijuana organization’s compliance with its permit, Act 16, or the regulations. An investigation or inspection may include but is not limited to; (1) inspection of a medical marijuana organization’s site, facility, vehicles, books, records, papers, documents, data, and other physical or electronic information; (2) questioning of employees, principals, operators, financial backers, authorized agents of, and any other person or entity providing services to the medical marijuana organization; and (3) inspection of a grower/processor facility’s equipment, instruments, tools and machinery that are used to grow, process and package medical marijuana, including containers and labels.
U.S. Attorney Statements in Pennsylvania
To the knowledge of management, other than as disclosed in this prospectus, there have not been any statements or guidance made by federal authorities or prosecutors regarding the risk of enforcement action in Pennsylvania. See “Risk Factors - U.S. state regulation of cannabis is uncertain.”
Recent Developments
On November 21, 2022, Emily Paxhia informed the Company that she will be resigning as a member of the Company’s board of directors (the “Board”) effective upon the earlier of December 1, 2022 and the appointment of a new independent director to the Board.
Effective November 23, 2022, the Company will appoint Joshua Gold as an independent director and Daniel Neville as a director to the Board. Accordingly, Ms. Paxhia’s resignation will become effective on November 23, 2022, the date of Mr. Gold’s appointment.
Outstanding Securities
As of September 30, 2022, the Company had approximately 195.1 million fully diluted shares outstanding, including approximately 187.9 million shares of Class A common stock, approximately 0.1 million shares of Class B common stock, and approximately 7.1 million total unvested restricted stock awards and restricted stock units. Additionally, the Company had approximately 5.9 million warrants outstanding, which are excluded from the fully diluted calculation as they are out-of-the money based on the closing stock price of the shares of Class A common stock on the CSE on September 30, 2022 of $1.82 per share. As of September 30, 2022 there were also approximately 2.1 million stock options outstanding, of which none are exercisable and are excluded from the fully diluted calculation. These options are considered out-of-the money based on the closing stock price of the shares of Class A common stock on the CSE on September 30, 2022.
The Securities Offered
The Selling Stockholders may offer from to time up to 4,380,143 shares of Class A common stock, which consist of: (i) 3,130,143 shares of our Class A common stock that are issuable upon the exercise of the Debt Warrants and (ii) 1,250,000 shares of our Class A common stock that are issuable upon the exercise of the SAI Warrants.
Class A Common Stock
Holders of our Class A common stock are entitled to one vote for each share held. Holders of Class A common stock vote together with holders of Class B common stock, which are entitled to 1,000 votes for each share
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held. Holders of Class A common stock and Class B common stock will vote together as a single class on all matters (including the election of directors) submitted to a vote of stockholders, unless otherwise required by law or our certificate of incorporation. Our stockholders do not have the ability to cumulate votes for the election of directors. Subject to preferences that may apply to any shares of preferred stock outstanding at the time, and any contractual limitations, the holders of our common stock will be entitled to receive dividends out of funds then legally available, if any, if our Board, in its discretion, determines to issue dividends and then only at the times and in the amounts that our Board may determine. In the event of our liquidation, dissolution or winding up, holders of our Class A common stock and Class B common stock will be entitled to share ratably in the net assets legally available for distribution to stockholders after the payment of all of our debts and other liabilities and the satisfaction of any liquidation preference granted to the holders of any then-outstanding shares of preferred stock.
RISK FACTORS
An investment in our securities involves a high degree of risk. Prior to making a decision about investing in our securities, you should carefully consider all of the information appearing or incorporated by reference in this prospectus. You should also consider the risks, uncertainties and assumptions discussed under “Part I—Item 1A—Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which is incorporated herein by reference, and as may be amended, supplemented or superseded from time to time by other reports we file with the SEC in the future. The risks and uncertainties we have described are not the only ones we face. Additional risks and uncertainties not presently known to us or that we currently deem immaterial may also affect our operations. The occurrence of any of these known or unknown risks might cause you to lose all or part of your investment in the offered securities.
Risks Related to the Offering of Our Class A Common Stock
You may experience future dilution as a result of future equity offerings.
In order to raise additional capital, we may in the future offer additional Class A common stock or other securities convertible into or exchangeable for Class A common stock at prices that may not be the same as the price per share of stock paid by any investor in an offering in a subsequent prospectus supplement. We may sell shares or other securities in any other offering at a price per share that is less than the price per share or other security paid by any investor in an offering in a subsequent prospectus supplement, and investors purchasing shares or other securities in the future could have rights superior to you. The price per share of stock at which we sell additional Class A common stock or securities convertible or exchangeable into Class A common stock, in future transactions may be higher or lower than the price per share of stock paid by any investor in an offering under a subsequent prospectus supplement.
Future offerings of debt securities or preferred stock, which would rank senior to our Class A common stock, may adversely affect the market price of our Class A common stock.
If, in the future, we decide to issue debt securities or preferred stock that may rank senior to our Class A common stock, it is likely that such securities will be governed by an indenture or other instrument containing covenants restricting our operating flexibility. Any convertible or exchangeable securities that we issue in the future may also have rights, preferences and privileges more favorable than those of our Class A common stock and may result in dilution to owners of our Class A common stock. We and, indirectly, our shareholders, will bear the cost of issuing and servicing such securities. Because our decision to issue debt or equity securities in any future offering will depend on market conditions and other factors beyond our control, we cannot predict or estimate the amount, timing or nature of our future offerings. Thus, holders of our Class A common stock will bear the risk of our future offerings reducing the market price of our Class A common stock and diluting the value of their stock holdings in us.
Return on securities is not guaranteed.
There is no guarantee that the Class A common stock will earn any positive return in the short term or long term. A holding of Class A common stock is speculative and involves a high degree of risk and should be undertaken only by holders whose financial resources are sufficient to enable them to assume such risks and who
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have no need for immediate liquidity in their investment. An investment in the Class A common stock is appropriate only for holders who have the capacity to absorb a loss of some or all of their investment.
Discretion in the use of proceeds.
Management of the Company will have broad discretion with respect to the application of net proceeds received by the Company from the exercise of the Warrants may spend such proceeds in ways that do not improve the Company’s results of operations or enhance the value of the Class A common stock or its other securities issued and outstanding from time to time. As a result, an investor will be relying on the judgment of management for the application of the proceeds. Any failure by management to apply these funds effectively could result in financial losses that could have a material adverse effect on the Company’s business or cause the price of the securities of the Company issued and outstanding from time to time to decline. Management will have discretion concerning the use of the proceeds received by the Company from the exercise of the Warrants as well as the timing of their expenditure.
Risks Related to Operating in the U.S. Cannabis Industry.
Cannabis remains illegal under U.S. federal law, and enforcement of cannabis laws could change.
We are currently engaged in the cannabis industry in the United States, both directly and indirectly, where local and state laws permit such activities. However, investors are cautioned that cannabis is a Schedule I controlled substance pursuant to the United States Controlled Substances Act (21 U.S.C. § 811) (the “CSA”), and is illegal under U.S. federal law. Even in those states in which the use of cannabis has been legalized, its use, cultivation, sale and distribution remains a violation of federal law. Since federal law criminalizing the use of cannabis preempts state laws that legalize its use, strict enforcement of federal law regarding cannabis would harm our business, prospects, results of operation, and financial condition.
Unlike in Canada, which has federal legislation uniformly governing the cultivation, distribution, sale and possession of medical and adult-use cannabis, for both adult-use and medical purposes, cannabis is largely regulated at the state level in the United States. To date, the cultivation and sale of cannabis for medical uses has been legalized in 37 states, four of five permanently inhabited U.S. territories and the District of Columbia. The adult-use of cannabis has been legalized in 21 states, the Northern Mariana Islands, Guam, and the District of Columbia. Although certain U.S. states have legalized the sale of medical or adult-use cannabis, the sale, distribution, and cultivation of cannabis and cannabis-related products remains illegal under U.S. federal law pursuant to the CSA. The CSA classifies cannabis as a Schedule I controlled substance, and as such, medical and adult-use cannabis use is illegal under U.S. federal law.
Unless and until the United States Congress (“Congress”) amends the CSA with respect to cannabis (and the President approves such amendment), there is a risk that federal authorities may enforce current federal law. If that occurs, we may be deemed to be producing, cultivating or dispensing cannabis and drug paraphernalia in violation of federal law. Any person connected to the cannabis industry in the United States may be at risk of federal criminal prosecution and civil liability in the United States. Any investments may be subject to civil or criminal forfeiture and total loss.
We are directly or indirectly engaged in the medical and adult-use cannabis industry in the United States where local state law permits such activities. Although our activities are believed to be compliant with applicable state and local laws, strict compliance with state and local laws with respect to cannabis may neither absolve us from liability under United States federal law, nor may it provide a defense to any federal proceeding which may be brought against us. There can be no assurances that the federal government of the United States will not seek to enforce the applicable laws against us. Enforcement of federal law regarding cannabis is a significant risk and would greatly harm our business, prospects, revenue, results of operation and financial condition.
Due to the conflicting views between state legislatures and the federal government regarding cannabis, cannabis businesses are subject to inconsistent laws and regulations. The Obama administration attempted to address the inconsistent treatment of cannabis under state and federal law in August 2013 in a memorandum which then-Deputy Attorney General James Cole sent to all U.S. District Attorneys (the “Cole Memorandum”). The Cole
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Memorandum outlined certain priorities for the Department of Justice (the “DOJ”) relating to the prosecution of cannabis offenses and noted that, in jurisdictions that have enacted laws legalizing cannabis in some form and that have also implemented strong and effective regulatory and enforcement systems to control the cultivation, processing, distribution, sale and possession of cannabis, conduct in compliance with such laws and regulations was not a priority for the DOJ. However, the DOJ did not provide (and has not provided since) specific guidelines for what regulatory and enforcement systems would be deemed sufficient under the Cole Memorandum.
On January 4, 2018, then-U.S. Attorney General Jeff Sessions formally issued a memorandum (the “Sessions Memorandum”) which rescinded the Cole Memorandum effective upon its issuance. The Sessions Memorandum stated, in part, that current law reflects “Congress’ determination that cannabis is a dangerous drug and cannabis activity is a serious crime,” and Mr. Sessions directed all U.S. Attorneys to enforce the laws enacted by Congress and to follow well-established principles when pursuing prosecutions related to cannabis activities.
As a result of the Sessions Memorandum, federal prosecutors are now free to utilize their prosecutorial discretion to decide whether to prosecute cannabis activities, despite the existence of state-level laws that may be inconsistent with federal prohibitions. No direction was given to federal prosecutors in the Sessions Memorandum as to the priority they should ascribe to such cannabis activities, and thus it is uncertain how active U.S. federal prosecutors will be in relation to such activities.
There can be no assurance that the federal government will not enforce federal laws relating to cannabis and seek to prosecute cases involving cannabis businesses that are otherwise compliant with state laws in the future. Mr. Sessions resigned as U.S. Attorney General on November 7, 2018. On February 14, 2019, William Barr was confirmed as U.S. Attorney General. On January 7, 2021, then President-elect Joe Biden announced his nomination of current Chief Judge of the United States Court of Appeals for the District of Columbia Circuit, Merrick Garland, to succeed Mr. Barr as the U.S. Attorney General. Merrick Garland was officially sworn in as Attorney General of the United States on March 11, 2021. It is unclear what impact this development will have on U.S. federal government enforcement policy.
We may be subject to action by the U.S. federal government.
Since the cultivation, processing, production, distribution and sale of cannabis for any purpose, medical, adult-use or otherwise, remain illegal under U.S. federal law, it is possible that we may be forced to cease activities. The U.S. federal government, through, among others, the DOJ, its sub-agency, the Drug Enforcement Administration (the “DEA”), and the Internal Revenue Service (“IRS”), has the right to actively investigate, audit and shut down cannabis growing facilities, processors and retailers. The U.S. federal government may also attempt to seize our property. Any action taken by the DOJ, the DEA and/or the IRS to interfere with, seize or shut down our operations will have an adverse effect on our business, prospects, revenue, results of operation and financial condition.
Because federal law criminalizing the use of cannabis preempts state laws that legalize its use, the federal government can assert criminal violations of federal law despite state laws permitting the use of cannabis. While it does not appear that federal law enforcement and regulatory agencies are focusing resources on licensed cannabis related businesses that are operating in compliance with state law, this could change at any time. Additionally, while various federal bills to legalize cannabis possession and distribution have been introduce, including but not limited to the MORE Act and the CAOA, there is no guaranty than any of these bills will become law in their current forms, if at all. Additionally, as the rescission of the Cole Memorandum and the implementation of the Sessions Memorandum demonstrate, the DOJ may at any time issue additional guidance that directs federal prosecutors to devote more resources to prosecuting cannabis related businesses. If the DOJ under the Biden administration aggressively pursues financiers or equity owners of cannabis-related businesses, and U.S. Attorneys follow the DOJ policies through pursuing prosecutions, then we could face:
•seizure of our cash and other assets used to support or derived from our cannabis subsidiaries;
•the arrest of our employees, directors, officers, managers and investors;
•ancillary criminal violations of the Controlled Substances Act for aiding and abetting, and conspiracy to violate the Controlled Substances Act by providing financial support to cannabis companies that service or
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provide goods to state-licensed or permitted cultivators, processors, distributors and/or retailers of cannabis; and
•the barring of our employees, directors, officers, managers and investors who are not U.S. citizens from entry into the United States for life.
Because the Cole Memorandum was rescinded, the DOJ under the current or new administration or an aggressive federal prosecutor could allege that us and our Board, our executive officers and, potentially, our stockholders, “aided and abetted” violations of federal law by providing finances and services to our portfolio cannabis companies. Under these circumstances, federal prosecutors could seek to seize our assets, and to recover the “illicit profits” previously distributed to stockholders resulting from any of our financing or services. In these circumstances, our operations would cease, stockholders may lose their entire investments and directors, officers and/or stockholders may be left to defend any criminal charges against them at their own expense and, if convicted, be sent to federal prison.
Additionally, there can be no assurance as to the position the new administration under President Biden may take on cannabis, and the new administration could decide to enforce the federal laws strongly. Any enforcement of current federal cannabis laws could cause significant financial damage to us and our stockholders. Further, President Biden’s administrations may choose to treat cannabis differently and potentially enforce the federal laws more aggressively.
Violations of any federal laws and regulations could result in significant fines, penalties, administrative sanctions, convictions or settlements arising from civil proceedings conducted by either the federal government or private citizens, or criminal charges, including, but not limited to, disgorgement of profits, cessation of business activities or divestiture. These results could have a material adverse effect on us, including our reputation and ability to conduct business, our holding (directly or indirectly) of cannabis licenses in the United States, the listing of our Class A common stock on various stock exchanges, our financial position, operating results, profitability or liquidity or the market price of our shares of Class A common stock. In addition, it is difficult to estimate the time or resources that would be needed for the investigation or final resolution of any such matters because: (i) the time and resources that may be needed depend on the nature and extent of any information requested by the authorities involved, and (ii) such time or resources could be substantial.
U.S. state regulation of cannabis is uncertain.
Our activities are, and will continue to be, subject to evolving regulation and interpretation by various governmental authorities. The medical and adult-use cannabis industries are subject to various local, state and federal laws, regulations, guidelines, and licensing requirements relating to the manufacture, sale, distribution, management, transportation, storage, and disposal of cannabis, as well as being subject to laws and regulations relating to health and safety, the conduct of operations, and the protection of the environment. There is no assurance that state laws legalizing and regulating the sale and use of cannabis will not be repealed or overturned, or that local governmental authorities will not limit the applicability of state laws within their respective jurisdictions. Given the current regulatory environment in the United States, new risks may emerge, and management may not be able to predict all such risks. If the U.S. federal government begins to enforce U.S. federal laws relating to cannabis in states where the sale and use of cannabis is currently legal, or if existing state laws are repealed or curtailed, our business or operations in those states or under those laws would be materially and adversely affected. Federal actions against any individual or entity engaged in the cannabis industry or a substantial repeal of cannabis related legislation could adversely affect us, our business and our assets or investments.
As a result of the conflicting views between state legislatures and the federal government regarding cannabis, the rulemaking process at the state level that applies to cannabis operators in any state will be ongoing and result in frequent changes. As a result, a compliance program is essential to manage regulatory risk. All of our implemented operating policies and procedures are compliance-based and are derived from the state regulatory structure governing ancillary cannabis businesses and their relationships to state-licensed or permitted cannabis operators, if any. Notwithstanding our efforts and diligence, regulatory compliance and the process of obtaining regulatory approvals can be costly and time-consuming. No assurance can be given that we will receive or will continue to hold the requisite licenses, permits or cards to operate our businesses as currently operated or as
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proposed to be operated in the future, or that we will be able to complete business transactions, including acquisitions or transfers of licenses, permits, cards or other property.
In addition, local laws and ordinances could restrict our business activity. Although our operations are legal under the laws of the states in which we operate, local governments have the ability to limit, restrict and ban cannabis businesses from operating within their jurisdiction. Land use, zoning, local ordinances and similar laws could be adopted or changed and have a material adverse effect on our business.
Multiple states where medical and/or adult-use cannabis is legal have or are considering special taxes or fees on businesses in the cannabis industry. It is uncertain at this time whether other states are in the process of reviewing such additional taxes and fees. The implementation of special taxes or fees could have a material adverse effect upon our business, prospects, revenue, results of operation and financial condition.
We are affected by the dynamic laws and regulations of the industry.
The success of our business strategy depends on the legality of the cannabis industry. The constant evolution of laws and regulations affecting the cannabis industry could detrimentally affect us. Our current and proposed operations are subject to a variety of local, state and federal medical cannabis laws and regulations relating to the manufacture, management, transportation, storage and disposal of cannabis, as well as laws and regulations relating to consumable products health and safety, the conduct of operations and the protection of the environment. These laws and regulations are broad in scope and subject to evolving interpretations, which could require us to incur substantial costs associated with compliance or alter certain aspects of their business plans.
In addition, violations of these laws, or allegations of such violations, could disrupt certain aspects of our business plans and result in a material adverse effect on certain aspects of its planned operations. These laws and regulations are rapidly evolving and subject to change with minimal notice. Regulatory changes may adversely affect our profitability or cause us to cease operations entirely. If cannabis is legalized at the federal level, our business and operations could be negatively affected if such legalization permits cannabis to be transported or sold across state lines, which could disrupt wholesale pricing in states with high wholesale prices. The cannabis industry may come under the scrutiny or further scrutiny by the FDA, SEC, the DOJ, the Financial Industry Regulatory Authority or other federal or applicable state or nongovernmental regulatory authorities or self-regulatory organizations that supervise or regulate the production, distribution, sale or use of cannabis for medical or adult-use purposes in the United States.
It is impossible to determine the extent of the impact of any new laws, regulations or initiatives that may be proposed, or whether any proposals will become law. The medical and adult-use cannabis industries are subject to significant regulatory change at both the state and federal level. The regulatory uncertainty surrounding the industries may adversely affect our business and operations, including without limitation, the costs to remain compliant with applicable laws and the impairment of its business or the ability to raise additional capital. In addition, we will not be able to predict the nature of any future laws, regulations, interpretations or applications, and it is possible that regulations may be enacted in the future that will be directly applicable to its business. For example, see “Risk Factors - We may be subject to heightened scrutiny by Canadian regulatory authorities” below.
State regulatory agencies may require us to post bonds, maintain large insurance policies or post significant fees.
There is a risk that a greater number of state regulatory agencies will begin requiring entities engaged in certain aspects of the legal cannabis industry to post a bond or significant fees when applying, for example, for a dispensary license or renewal as a guarantee of payment of sales and franchise taxes. We are not able to quantify at this time the potential scope of such bonds or fees in the states in which we currently operate or may in the future operate. Any bonds or fees of material amounts could have a negative impact on the ultimate success of our business.
We may be subject to heightened scrutiny by Canadian regulatory authorities.
Our Class A common stock is traded on the CSE. Our business, operations and investments in the United States, and any future business, operations or investments, may become the subject of heightened scrutiny by
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regulators, stock exchanges and other authorities in Canada and the United States. As a result, we may be subject to significant direct and indirect interaction with public officials. There can be no assurance that this heightened scrutiny will not in turn lead to the imposition of certain restrictions on our ability to operate or invest in the United States or any other jurisdiction.
In 2017, there were concerns that the Canadian Depository for Securities Limited, through its subsidiary CDS Clearing and Depository Services Inc. (“CDS”), Canada’s central securities depository (clearing and settling trades in the Canadian equity, fixed income and money markets), would refuse to settle trades for cannabis issuers that have investments in the United States. However, CDS has not implemented this policy.
On February 8, 2018, the Canadian Securities Administrators published Staff Notice 51-352 describing the Canadian Securities Administrators’ disclosure expectations for specific risks facing issuers with cannabis-related activities in the U.S. Staff Notice 51-352 confirms that a disclosure-based approach remains appropriate for issuers with U.S. cannabis-related activities. Staff Notice 51-352 includes additional disclosure expectations that apply to all issuers with U.S. cannabis-related activities, including those with direct and indirect involvement in the cultivation and distribution of cannabis, as well as issuers that provide goods and services to third parties involved in the U.S. cannabis industry.
On February 8, 2018, following discussions with the Canadian Securities Administrators and recognized Canadian securities exchanges, the TMX Group, which is the owner and operator of CDS, announced the signing of a Memorandum of Understanding (“MOU”) with Aequitas NEO Exchange Inc., the CSE, the Toronto Stock Exchange and the TSX Venture Exchange. The MOU outlines the parties’ understanding of Canada’s regulatory framework applicable to the rules, procedures and regulatory oversight of the exchanges and CDS as it relates to issuers with cannabis-related activities in the United States. The MOU confirms, with respect to the clearing of listed securities, that CDS relies on the Canadian securities exchanges to review the conduct of listed issuers.
The MOU notes that securities regulation requires that the rules of each of the exchanges must not be contrary to the public interest and that the rules of each of the exchanges have been approved by the securities regulators. Pursuant to the MOU, CDS will not ban accepting deposits of or transactions for clearing and settlement of securities of issuers with cannabis-related activities in the United States.
Although the MOU indicated that there are no plans to ban the settlement of securities through CDS, there can be no guarantee that this approach to regulation will continue in the future. If such a ban were implemented at a time when shares of Class A common stock are listed on a Canadian stock exchange, it would have a material adverse effect on the ability of holders of shares of Class A common stock to make and settle trades. In particular, the shares of Class A common stock would become highly illiquid until an alternative (if available) was implemented, and investors would have no ability to effect a trade of shares of Class A common stock through the facilities of the applicable Canadian stock exchange.
We may face limitations on ownership of cannabis licenses.
In certain states, the cannabis laws and regulations limit not only the number of cannabis licenses and types of licenses issued, but also the number of cannabis licenses and types that one person or entity may own. We believe that, where such restrictions apply, the Company may still recognize revenue in the market through wholesale sales, exclusive marketing relations, the provision of management or support services, and joint ventures or similar contractual relationships with other operators to ensure continued compliance with the applicable regulatory guidelines. In addition, states may require that certain qualified applicants or individuals participate in the ownership of the licensed entity. Such limitations on the ownership of additional licenses within certain states may limit our ability to expand in such states.
Our ability to expand our product offerings and dispensary services may be limited.
As we introduce or expand our cannabis product offerings and dispensary services, we may incur losses or otherwise fail to enter certain markets successfully. Our expansion into new markets may place us in competitive and regulatory environments with which we are unfamiliar and involve various risks, including the need to invest significant resources and the possibility that returns on those investments will not be achieved for several years, if at
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all. In attempting to establish new product offerings or dispensary services, we may incur significant expenses and face various other challenges, such as expanding our work force and management personnel to cover these markets and complying with complicated cannabis regulations that apply to these markets. In addition, we may not successfully demonstrate the value of these product offerings and dispensary services to consumers, and failure to do so would compromise our ability to successfully expand these additional revenue streams.

We face risks associated with licensing relating to supply, supply chain, and market constraints.
The cannabis laws and regulations of states in which we operate limit the granting and number of licenses granted for dispensaries and cultivation and production facilities. The number of licenses by category, and issuance of individual licenses, may be limited, delayed, denied or otherwise unissued. This separate treatment of individual licenses as well as license categories, along with limits set on the number of licenses granted in each of these operating categories, can result in market and supply chain risks including, for example, mismatch between cultivation and production facilities and dispensaries relating to availability and production of cannabis products. This can result in, among other things, market, pricing and supply risks, which may have a material effect on the Company’s business, financial condition and operations.
We may become subject to FDA or Bureau of Alcohol, Tobacco, Firearms and Explosives (“ATF”) regulation.
Cannabis remains a Schedule I controlled substance under U.S. federal law. If the federal government reclassifies cannabis to a Schedule II controlled substance, it is possible that the FDA would seek to regulate cannabis under the Food, Drug and Cosmetics Act of 1938. The proposed CAOA also creates a regulatory oversight role for the FDA. Additionally, the FDA may issue rules and regulations, including good manufacturing practices, related to the growth, cultivation, harvesting, processing and labeling of medical cannabis. Clinical trials may be needed to verify the efficacy and safety of cannabis. It is also possible that the FDA would require facilities where medical use cannabis is grown to register with the FDA and comply with certain federally prescribed regulations. If some or all of these regulations are imposed, the impact they would have on the cannabis industry is unknown, including the costs, requirements and possible prohibitions that may be enforced. If we are unable to comply with the potential regulations or registration requirements prescribed by the FDA, it may have an adverse effect on our business, prospects, revenue, results of operation and financial condition.
It is also possible that the federal government could seek to regulate cannabis under the ATF. The ATF may issue rules and regulations related to the use, transporting, sale and advertising of cannabis or cannabis products, including smokeless cannabis products.
Cannabis businesses are subject to applicable anti-money laundering laws and regulations and have restricted access to banking and other financial services.
We are subject to a variety of laws and regulations in the United States that involve money laundering, financial record-keeping and proceeds of crime, including the U.S. Currency and Foreign Transactions Reporting Act of 1970 (the “Bank Secrecy Act”) as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (which we refer to as the USA Patriot Act), and any related or similar rules, regulations or guidelines, issued, administered or enforced by governmental authorities in the United States. Since the cultivation, manufacture, distribution and sale of cannabis remains illegal under the CSA, banks and other financial institutions providing services to cannabis-related businesses risk violation of federal anti-money laundering statutes (18 U.S.C. §§ 1956 and 1957) and the Bank Secrecy Act, among other applicable federal statutes. Accordingly, pursuant to the Bank Secrecy Act, banks or other financial institutions that provide a cannabis business with a checking account, debit or credit card, small business loan or any other service could be criminally prosecuted for willful violations of money laundering statutes, in addition to being subject to other criminal, civil, and regulatory enforcement actions.
Banks often refuse to provide banking services to businesses involved in the cannabis industry due to the present state of the laws and regulations governing financial institutions in the U.S. The lack of banking and financial services presents unique and significant challenges to businesses in the cannabis industry. The potential
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lack of a secure place in which to deposit and store cash, the inability to pay creditors through the issuance of checks and the inability to secure traditional forms of operational financing, such as lines of credit, are some of the many challenges presented by the unavailability of traditional banking and financial services. The above-mentioned laws and regulations can impose criminal liability for engaging in certain financial and monetary transactions with the proceeds of a “specified unlawful activity” such as distributing controlled substances, including cannabis, which are illegal under federal law, and for failing to identify or report financial transactions that involve the proceeds of cannabis-related violations of the CSA. We may also be exposed to the foregoing risks.
In February 2014, the FinCEN issued the FinCEN Memorandum providing instructions to banks seeking to provide services to cannabis-related businesses. The FinCEN Memorandum echoed the enforcement priorities of the Cole Memorandum and states that in some circumstances, it is permissible for banks to provide services to cannabis-related businesses without risking prosecution for violation of federal money laundering laws. The FinCEN Memorandum directed prosecutors to apply the enforcement priorities of the Cole Memorandum in determining whether to charge individuals or institutions with crimes related to financial transactions involving the proceeds of cannabis-related conduct.
The revocation of the Cole Memorandum has not yet affected the status of the FinCEN Memorandum, nor has FinCEN given any indication that it intends to rescind the FinCEN Memorandum itself. Shortly after the Sessions Memorandum was issued, FinCEN did state that it would review the FinCEN Memorandum, but FinCEN has not yet issued further guidance.
Although the FinCEN Memorandum remains intact, it is unclear whether the current administration will continue to follow its guidelines. The DOJ continues to have the right and power to prosecute crimes committed by banks and financial institutions, such as money laundering and violations of the Bank Secrecy Act, that occur in any state including states that have in some form legalized the sale of cannabis. Further, the conduct of the DOJ’s enforcement priorities could change for any number of reasons. A change in the DOJ’s priorities could result in the prosecution of banks and financial institutions for crimes that were not previously prosecuted.
If our operations, or proceeds thereof, dividend distributions or profits or revenues derived from our operations were found to be in violation of money laundering legislation or otherwise, such transactions may be viewed as proceeds from a crime (the sale of a Schedule I drug) under the Bank Secrecy Act’s money laundering provisions. This may restrict our ability to declare or pay dividends or effect other distributions.
The FinCEN Memorandum does not provide any safe harbors or legal defenses from examination or regulatory or criminal enforcement actions by the DOJ, FinCEN or other federal regulators. Thus, most banks and other financial institutions in the United States do not appear comfortable providing banking services to cannabis-related businesses or relying on this guidance given that it has the potential to be amended or revoked by the current administration. There are no assurances that this position will change under the Biden administration. In addition to the foregoing, banks may refuse to process debit card payments and credit card companies generally refuse to process credit card payments for cannabis-related businesses. As a result, we may have limited or no access to banking or other financial services in the United States. In addition, federal money laundering statutes and Bank Secrecy Act regulations discourage financial institutions from working with any organization that sells a controlled substance, regardless of whether the state it operates in permits cannabis sales. Our inability or limitation of our ability to open or maintain bank accounts, obtain other banking services and/or accept credit card and debit card payments may make it difficult for us to operate and conduct our business as planned or to operate efficiently.
Other potential violations of U.S. federal law resulting from cannabis-related activities include the Racketeer Influenced Corrupt Organizations Act (“RICO”). RICO is a federal statute providing criminal penalties in addition to a civil cause of action for acts performed as part of an ongoing criminal organization. Under RICO, it is unlawful for any person who has received income derived from a pattern of racketeering activity (which includes most felonious violations of the CSA), to use or invest any of that income in the acquisition of any interest, or the establishment or operation of, any enterprise which is engaged in interstate commerce. RICO also authorizes private parties whose properties or businesses are harmed by such patterns of racketeering activity to initiate a civil action against the individuals involved. Although RICO suits against the cannabis industry are rare, a few cannabis
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businesses have been subject to a civil RICO action. Defending such a case has proven extremely costly, and potentially fatal to a business’ operations.
On March 18, 2021, the Secure and Fair Enforcement Banking Act (the “SAFE Banking Act”) was reintroduced in the House of Representatives. As written, the SAFE Banking Act would allow financial institutions to provide their services to state-legal cannabis clients and ancillary businesses serving state-legal cannabis businesses without fear of federal sanctions. On March 23, 2021, the bill was reintroduced in the Senate as well. The House previously passed the SAFE Banking Act in September 2019, but the measure stalled in the Senate. Most recently, on February 4, 2022, the House approved the America COMPETES Act of 2022, which includes the provisions of the SAFE Banking Act. The Senate’s final version of the bill, which was passed on March 28, 2022, removed the provisions related to the Safe Banking Act. There is no guarantee the SAFE Banking Act will become law in its current form, if at all.
In the event that any of our operations, or any proceeds thereof, any dividends or distributions therefrom, or any profits or revenues accruing from such operations in the United States were found to be in violation of money laundering legislation or otherwise, such transactions may be viewed as proceeds of crime under one or more of the statutes noted above or any other applicable legislation. This could restrict or otherwise jeopardize our ability to declare or pay dividends, effect other distributions or subsequently repatriate such funds back to Canada, and subject us to civil and/or criminal penalties. Furthermore, in the event that a determination was made that the proceeds from our operations (or any future operations or investments in the United States) could reasonably be shown to constitute proceeds of crime, we may decide or be required to suspend declaring or paying dividends without advance notice and for an indefinite period of time. We could likewise be required to suspend or cease operations entirely.
We are subject to proceeds of crime statutes.
We will be subject to a variety of laws that concern money laundering, financial recordkeeping and proceeds of crime. These include: the Bank Secrecy Act, as amended by Title III of the USA Patriot Act, the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada), the rules and regulations under the Criminal Code of Canada and any related or similar rules, regulations or guidelines, issued, administered or enforced by governmental authorities in the United States and Canada.
In the event that any of our activities, or any proceeds thereof, in the United States were found to be in violation of money laundering legislation or otherwise, such transactions may be viewed as proceeds of crime under one or more of the statutes noted above, or any other applicable legislation. This could have a material adverse effect on us and, among other things, could restrict or otherwise jeopardize our ability to declare or pay dividends or effect other distributions.
We face risks related to U.S. tax provisions related to controlled substances.
Limits on U.S. deductibility of certain expenses may have a material adverse effect on our financial condition, results of operations and cash flows. Section 280E (“Section 280E”) of the United States Internal Revenue Code of 1986, as amended (the “Code”), prohibits businesses from deducting certain expenses associated with the trafficking of controlled substances (within the meaning of Schedule I and II of the CSA). The IRS has applied Section 280E broadly in tax audits against various cannabis businesses in the U.S. that are permitted under applicable state laws, seeking substantial sums in tax liabilities, interest and penalties resulting from the underpayment of taxes due to the lack of deductibility of otherwise ordinary business expenses the deduction of which is prohibited by Section 280E. Although the IRS issued a clarification allowing the deduction of certain expenses that can be categorized as cost of goods sold, the scope of such items is interpreted very narrowly, and the bulk of operating costs and general administrative costs are not permitted to be deducted. While there are currently several pending cases before various administrative and federal courts challenging these restrictions, there is no guarantee that these courts will issue an interpretation of Section 280E that is favorable to cannabis businesses.
If our tax filing positions were to be challenged by federal, state and local or foreign tax jurisdictions, we may not be wholly successful in defending our tax filing positions. We record reserves for unrecognized tax benefits based on our assessment of the probability of successfully sustaining tax filing positions. We, therefore, analyze and consider the appropriateness of recording reserves for unrecognized tax benefits each quarter. Management exercises
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significant judgment when assessing the probability of successfully sustaining tax filing positions, and in determining whether a contingent tax liability should be recorded and, if so, estimating the amount. If our tax filing positions are successfully challenged, payments could be required that are in excess of reserved amounts or we may be required to reduce the carrying amount of our net deferred tax asset, either of which result could be significant to our financial condition or results of operations.

We operate in a highly regulated sector and may not always succeed in complying fully with applicable regulatory requirements in all jurisdictions where we conduct business.
Our business and activities are heavily regulated in all jurisdictions where we carry on business. Our operations are subject to various laws, regulations and guidelines by state and local governmental authorities relating to the manufacture, marketing, management, transportation, storage, sale, pricing and disposal of cannabis and cannabis oil, and also including laws and regulations relating to health and safety, insurance coverage, the conduct of operations and the protection of the environment. Laws and regulations, applied generally, grant government agencies and self-regulatory bodies broad administrative discretion over our activities, including the power to limit, require, or restrict business activities as well as impose additional disclosure requirements on our products and services. Achievement of our business objectives is contingent, in part, upon compliance with regulatory requirements enacted by these governmental authorities and obtaining all necessary regulatory approvals for the manufacture, production, storage, transportation, sale, import and export, as applicable, of our products, and as may be required in connection with any business transactions, including acquisition or transfer of licenses, permits, cards or other property. The commercial cannabis industry is still a new industry at the state and local level. The effect of relevant governmental authorities’ administration, application and enforcement of their respective regulatory regimes and delays in obtaining, or failure to obtain, applicable regulatory approvals which may be required may significantly delay or impact the development of markets, products and sales initiatives and could have a material adverse effect on our business, prospects, revenue, results of operation and financial condition.
While we endeavor to comply with all relevant laws, regulations and guidelines and we are in compliance or are in the process of being assessed for compliance with all such laws, regulations and guidelines, any failure to comply with the regulatory requirements applicable to our operations may lead to possible sanctions including the revocation or imposition of additional conditions on licenses to operate our business; the suspension or expulsion from a particular market or jurisdiction or of our key personnel; the imposition of additional or more stringent inspection, testing and reporting requirements; and the imposition of fines and censures. In addition, changes in regulations, more vigorous enforcement thereof or other unanticipated events could require extensive changes to our operations, increase compliance costs or give rise to material liabilities and/or revocation of our licenses and other permits, which could have a material adverse effect on our business, results of operations and financial condition. Furthermore, governmental authorities may change their administration, application or enforcement procedures at any time, which may adversely impact our ongoing costs relating to regulatory compliance.
We may face difficulties in enforcing our contracts.
Because our contracts involve cannabis and other activities that are currently illegal under U.S. federal law and the laws of certain other jurisdictions, we may face difficulties in enforcing our contracts in U.S. federal courts and certain state courts.
More specifically, some courts have determined that contracts relating to state legal cultivation and sale of cannabis are unenforceable on the grounds that they are illegal under federal law and therefore void as a matter of public policy. This could substantially impact the rights of parties making or defending claims involving us and any of our lenders or members.
It is a fundamental principle of law that a contract will not be enforced if it involves a violation of law or public policy. Notwithstanding that cannabis related businesses operate pursuant to the laws of states in which such activity is legal under state law, judges have on a number of occasions refused to enforce contracts for the repayment of money when the loan was used in connection with activities that violate federal law, even if there is no violation of state law. There remains doubt and uncertainty that we will be able to legally enforce contracts we enter into if
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necessary. As we cannot be assured that we will have a remedy for breach of contract, investors must bear the risk of the uncertainty in the law. If borrowers fail or refuse to repay loans and we are unable to legally enforce our contracts, we may suffer substantial losses for which we have no legal remedy. The potential inability of us to enforce any of our contracts could have a material adverse effect on our business, revenues, operating results, financial condition or prospects.

We have limited trademark and intellectual property protection.
As long as cannabis remains illegal under U.S. federal law as a Schedule I controlled substance pursuant to the CSA, the benefit of certain federal laws which may be available to most businesses, such as federal trademark protection, may not be available to us. Because producing, manufacturing, processing, possessing, distributing, selling and using cannabis is illegal under the CSA, the United States Patent and Trademark Office will not permit the registration of any trademark that identifies cannabis products. As a result, our intellectual property may never be adequately or sufficiently protected against use or misappropriation by third-parties. In addition, since the regulatory framework of the cannabis industry is in a constant state of flux, we can provide no assurance that we will ever obtain any protection of its intellectual property, whether on a federal, state or local level.
Any infringement or misappropriation of our intellectual property could damage its value and limit our ability to compete. We may have to engage in litigation to protect the rights to our intellectual property, which could result in significant litigation costs and require a significant amount of our time.
Competitors may also harm our sales by designing products that mirror our products or processes without infringing on our intellectual property rights. If we do not obtain sufficient protection for our intellectual property, or if we are unable to effectively enforce our intellectual property rights, our competitiveness could be impaired, which would limit our growth and future revenue.
We may also find it necessary to bring infringement or other actions against third parties to seek to protect our intellectual property rights. Litigation of this nature, even if successful, is often expensive and time-consuming to prosecute and there can be no assurance that we will have the financial or other resources to enforce our rights or be able to prevent other parties from developing similar products or processes or designing around our intellectual property.
We are and may continue to be subject to constraints on marketing our products.
We have committed and expect to continue committing significant resources and capital to develop and market existing products and new products and services. The development of our business and operating results may be adversely affected by applicable restrictions on sales and marketing activities imposed by regulatory bodies. Certain of the states in which we operate have enacted strict regulations regarding marketing and sales activities on cannabis products. There may be restrictions on sales and marketing activities imposed by government regulatory bodies that can hinder the development of our business and operating results. Restrictions may include regulations that specify what, where and to whom product information and descriptions may appear and/or be advertised. Marketing, advertising, packaging and labeling regulations also vary from state to state, potentially limiting the consistency and scale of consumer branding communication and product education efforts. The regulatory environment in the U.S. limits our ability to compete for market share in a manner similar to other industries. If we are unable to effectively market our products and compete for market share, or if the costs of compliance with government legislation and regulation cannot be absorbed through increased selling prices for our products, our sales and operating results could be adversely affected.
We lack access to U.S. bankruptcy protections.
Because cannabis is illegal under U.S. federal law, and bankruptcy is a strictly federal proceeding, many courts have denied cannabis businesses federal bankruptcy protections, thus making it very difficult for lenders to recoup their investments in the cannabis industry in the event of a bankruptcy. If we were to seek protection from creditors pursuant to applicable bankruptcy or insolvency laws, there is no guarantee that U.S. federal bankruptcy
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protections would be available to our United States operations, which would have a material adverse effect on us, our lenders and other stakeholders. While state-level receivership options do exist in some states as an alternative to bankruptcy, the efficacy of these alternatives cannot be guaranteed.
Cannabis businesses may be subject to civil asset forfeiture.
As an entity that conducts business in the cannabis industry, we will potentially be subject to federal and state forfeiture laws (criminal and civil) that permit the government to seize the proceeds of criminal activity. Civil forfeiture laws could provide an alternative enforcement mechanism for the federal government, any state, or local police force that wants to discourage residents from conducting transactions with cannabis related businesses but believes criminal liability is too difficult to prove beyond a reasonable doubt. Individuals may be required to forfeit property considered to be from proceeds of crime even if the individual is not convicted of a criminal offense, and the standard of proof in a civil forfeiture matter is lower than the burden in a criminal matter. Depending on the applicable law, whether federal or state, rather than having to establish liability beyond a reasonable doubt, the federal government or the state, as applicable, may be required to prove that the money or property at issue is proceeds of a crime only by either clear and convincing evidence or a mere preponderance of the evidence.
Our stockholders that are located in states where cannabis remains illegal may be at risk of prosecution under federal and/or state conspiracy, aiding and abetting, and money laundering statutes, and may be at further risk of losing their investments or proceeds thereof under forfeiture statutes. Many states remain able to take action to prevent the proceeds of cannabis businesses from entering their state. Because state legalization is relatively new, it remains to be seen whether these states would take such action and whether a court would approve it. Our stockholders and prospective stockholders should be aware of these potentially relevant federal and state laws in considering whether to invest in our securities.
We may face difficulties acquiring additional or traditional financing.
Due to the present state of the laws and regulations governing financial institutions in the U.S., banks often refuse to provide banking services to businesses involved in the cannabis industry. Consequently, it may be difficult for us to obtain financing from large U.S. financial institutions.
We have historically, and continue to have, access to equity and debt financing from non-public (i.e., private placement) markets. Our business plan continues to include aggressive growth, both in the form of additional acquisitions and through facility expansion and improvements. Accordingly, we may require equity and/or debt financing to support ongoing operations, to undertake capital expenditures or to undertake acquisitions and/or other business combination transactions. There can be no assurance that additional financing will be available to us when needed or on terms which are acceptable. Our inability to raise financing through traditional banking to fund ongoing operations, capital expenditures or acquisitions could limit our growth and may have a material adverse effect upon our business, prospects, revenue, results of operation and financial condition
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This prospectus, each prospectus supplement and the information incorporated by reference in this prospectus and each prospectus supplement contains both historical and forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, and forward-looking information within the meaning of applicable Canadian securities legislation, that involve risks and uncertainties (collectively, “forward-looking statements”). We make forward-looking statements related to future expectations, estimates, and projections that are uncertain and often contain words such as, but not limited to, “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “intend,” “likely,” “may,” “outlook,” “plan,” “predict,” “should,” “target,” or other similar words or phrases. These statements are not guarantees of future performance and are subject to known and unknown risks, uncertainties, and assumptions that are difficult to predict. Factors that might cause such differences include, but are not limited to, those discussed in the section titled “Risk Factors” in this prospectus and in our Annual Report on Form 10-K and we urge readers to consider these risks and uncertainties in evaluating our forward-looking statements. Although the Company has attempted to identify important factors that could cause actual results to differ materially from those contained in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated, or intended. The forward-looking statements contained herein are based
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on certain key expectations and assumptions, including, but not limited to, with respect to expectations and assumptions concerning receipt and/or maintenance of required licenses and success of our operations, are based on estimates prepared by us using data from publicly available governmental sources as well as from industry analysis, and on assumptions based on data and knowledge of this industry that we believe to be reasonable. We caution readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.
MARKET AND INDUSTRY DATA
This prospectus and the documents incorporated by reference herein contain statistical data and estimates regarding market and industry data. Unless otherwise indicated, information concerning our industry and the markets in which we operate, including our general expectations, market position, market opportunity and market size, are based on our management’s knowledge and experience in the markets in which we operate, together with currently available information obtained from various sources, including publicly available information, industry reports and publications, surveys, our customers, trade and business organizations and other contacts in the markets in which we operate. Certain information is based on management estimates, which have been derived from third-party sources, as well as data from our internal research, and are based on certain assumptions that we believe to be reasonable. Industry publications, surveys and forecasts generally state that the information contained therein has been obtained from sources believed to be reliable. We have not independently verified any of the information from third-party sources nor have we ascertained the validity or accuracy of the underlying economic assumptions relied upon therein. Actual outcomes may vary materially from those forecast in the reports or publications referred to herein, and the prospect for material variation can be expected to increase as the length of the forecast period increases. Because this information involves a number of assumptions and limitations, you are cautioned not to give undue weight to these estimates. The industry in which we operate is subject to a high degree of uncertainty and risk due to a variety of factors, including those described in the section entitled “Risk Factors” in this prospectus and in our Annual Report on Form 10-K.
USE OF PROCEEDS
All of the shares of Class A common stock offered by the Selling Stockholders pursuant to this prospectus will be sold by the Selling Stockholders for their own accounts. We will not receive any of the proceeds from these sales.
We will receive up to an aggregate of approximately $14.7 million from the exercise of the Warrants, assuming the exercise in full of all of the Warrants for cash. We expect to use the net proceeds from the exercise of the Warrants for general corporate purposes. See “Risk Factors - Discretion in the Use of Proceeds.”
DESCRIPTION OF TRANSACTION
Debt Warrant Shares
On June 30, 2022, we signed a definitive agreement to close on $28,500,000 of additional funding (the “Incremental Commitment”) pursuant to the increase option under the Credit Agreement, dated August 27, 2021, among the us, the Selling Stockholders, as lenders, and Acquiom Agency Services LLC, as administrative agent and collateral agent, for which Seaport Global Securities LLC acted as placement agent. We previously drew an initial term loan of $210,000,000 in August 2021 and $36,500,000 in May 2022 (together with the Incremental Commitment, the “Debt Facility”). Upon closing of the Incremental Commitment, the total raised under the Credit Agreement was $275,000,000.
In connection with the Incremental Commitment, the Selling Stockholders received 3,130,143 Debt Warrants. Each Debt Warrant is exercisable immediately for one share of Class A common stock at an exercise price of $3.10 per share. Cashless exercise is permitted only if there is no effective registration statement registering the resale of the shares issued upon exercise of the Debt Warrants. We have the option to require Debt Warrant holders to exercise the Debt Warrants if, after the first anniversary of the issuance, the 30 day volume weighted average price of our Class A common stock exceeds $6.50 per share. The exercise price of the Debt Warrants is subject to
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adjustment under a customary anti-dilution provision. The issuance of the Debt Warrants was made pursuant to the exemptions from registration contained in Section 506(b) of Regulation D and Regulation S under the United States Securities Act of 1933, as amended (the “Securities Act”).
SAI Warrant Shares
On October 15, 2020, we entered into a credit and guarantee agreement with various lenders and Seventh Avenue Investments, LLC (“SAI”) as administrative agent and collateral agent for up to $38,000,000 of senior secured credit facilities (the “SAI Credit Facility”). We borrowed an initial $25,000,000 pursuant to term loans under the SAI Credit Facility, which term loans were subsequently prepaid in August 2021 utilizing proceeds from the Debt Facility.
In connection with the SAI Credit Facility, SAI received 1,250,000 SAI Warrants. At issuance, the SAI Warrants were immediately exercisable for one AWH historical common unit at a price of $4.00 per unit. Following the Conversion, the warrants became exercisable for an equivalent number of shares of Class A common stock at a price of $4.00 per share.
DESCRIPTION OF CAPITAL STOCK
General
The following is a summary of the rights of our common stock and preferred stock and certain provisions of our certificate of incorporation and bylaws. This summary does not purport to be complete and is qualified in its entirety by the provisions of our certificate of incorporation and bylaws, which documents are incorporated by reference to the registration statement of which this prospectus is a part, and the applicable provisions of the Delaware General Corporation Law (the “DGCL”). We encourage you to read our certificate of incorporation and our bylaws for additional information.
Our authorized capital stock consists of 760,100,000 shares of capital stock, of which:
•750,000,000 shares are designated as Class A common stock, $0.001 par value per share;
•100,000 shares are designated as Class B common stock, $0.001 par value per share; and
•10,000,000 shares are designated as preferred stock, $0.001 par value per share.
As of September 30, 2022 there were 188,498,706 shares of Class A common stock issued and outstanding, 65,000 shares of Class B common stock issued and outstanding and no shares of our preferred stock outstanding.
Common Stock
Dividend Rights
Subject to preferences that may apply to any shares of preferred stock outstanding at the time, and any contractual limitations, the holders of our common stock will be entitled to receive dividends out of funds then legally available, if any, if our Board, in its discretion, determines to issue dividends and then only at the times and in the amounts that our Board may determine. If a dividend is paid in the form of Class A common stock or Class B common stock, then holders of Class A common stock shall receive Class A common stock and holders of Class B common stock shall receive Class B common stock.
Voting Rights
We have two classes of authorized common stock, Class A common stock and Class B common stock. Each share of Class A common stock is entitled to one vote per share. Each share of Class B common stock is entitled to 1,000 votes per share. Holders of Class A common stock and Class B common stock will vote together as a single class on all matters (including the election of directors) submitted to a vote of stockholders, unless otherwise required by law or our certificate of incorporation.
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Delaware law could require holders of Class A common stock or Class B common stock to vote separately as a single class in the following circumstances:
•if we were to seek to amend our certificate of incorporation to increase or decrease the par value of a class of our capital stock, then that class would be required to vote separately to approve the proposed amendment; and
•if we were to seek to amend our certificate of incorporation in a manner that alters or changes the powers, preferences or special rights of a class of our capital stock in a manner that affected its holders adversely, then that class would be required to vote separately to approve the proposed amendment.
Our stockholders do not have the ability to cumulate votes for the election of directors. Except in respect of matters relating to the election of directors, or as otherwise provided in our certificate of incorporation or required by law, all matters to be voted on by our stockholders must be approved by a majority of the shares present in person or by proxy at the meeting and entitled to vote on the subject matter. In the case of the election of directors, director candidates must be approved by a plurality of the shares present in person or by proxy at the meeting and entitled to vote on the election of directors.
AGP Partners, LLC (“AGP”), which is controlled by Mr. Kurtin and Mr. Perullo, owns all of our Class B common stock. Including Class A common stock, this entity controls approximately 36% of the voting power. Mr. Kurtin is one of our founders and serves as our Executive Chairman and a Director our Board. Mr. Perullo is one of our founders, Interim Co-CEO, President, and a Director of our Board.
Conversion, Preemptive or Similar Rights
Each share of Class B common stock will automatically convert into one share of Class A common stock on the final conversion date, as defined in our certificate of incorporation. Each share of Class B common stock is also convertible at any time at the option of the holder into one share of Class A common stock. In addition, each share of Class B common stock will convert automatically into one share of Class A common stock upon any transfer, whether or not for value, except for certain transfers described in our certificate of incorporation, including, without limitation, transfers for tax and estate planning purposes, so long as the transferring holder of Class B common stock continues to hold exclusive voting and dispositive power with respect to the shares transferred.
All shares of Class B common stock will convert automatically into Class A common stock on the date on which Mr. Kurtin or Mr. Perullo cease for any reason to own cumulatively at least 51% of the voting control of AGP.
Once converted into a share of Class A common stock, a converted share of Class B common stock will not be reissued. Following the conversion of all outstanding shares of Class B common stock, no further shares of Class B common stock will be issued.
Except as described above, holders of Class A common stock and Class B common stock will have no preemptive, conversion, subscription or other rights, and there are no redemption or sinking fund provisions applicable to Class A common stock or Class B common stock. The rights, preferences and privileges of the holders of Class A common stock and Class B common stock will be subject to and may be adversely affected by, the rights of the holders of shares of any series of preferred stock that we may designate in the future.
Right to Receive Liquidation Distributions
In the event of our liquidation, dissolution or winding up, holders of our Class A common stock and Class B common stock will be entitled to share ratably in the net assets legally available for distribution to stockholders after the payment of all of our debts and other liabilities and the satisfaction of any liquidation preference granted to the holders of any then-outstanding shares of preferred stock.

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Identical Treatment of Common Stock in Change of Control Transaction
In the event of any change of control transaction, shares of our Class A common stock and Class B common stock shall be treated equally, ratably and identically, on a per share basis, with respect to any consideration into which such shares are converted or any consideration paid or otherwise distributed to stockholders of the Company, unless different treatment of the shares of each such class is approved by the affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock and Class B Common Stock, each voting separately as a class.
Fully Paid and Non-Assessable
All of the outstanding shares of our common stock are, and any shares of our Class A common stock to be issued pursuant to this prospectus will be, fully paid and non-assessable.
Preferred Stock
No shares of our preferred stock are currently outstanding. Pursuant to our certificate of incorporation, our Board has the authority, without further action by the stockholders, to issue from time to time shares of preferred stock in one or more series. Our Board may designate the rights, preferences, privileges and restrictions of the preferred stock, including dividend rights, conversion rights, voting rights, redemption rights, liquidation preference, sinking fund terms, and the number of shares constituting any series or the designation of any series. The issuance of preferred stock could have the effect of restricting dividends on our common stock, diluting the voting power of our common stock, impairing the liquidation rights of our common stock, or delaying, deterring or preventing a change in control. Such issuance could have the effect of decreasing the market price of our common stock. Any preferred stock so issued may rank senior to our common stock with respect to the payment of dividends or amounts upon liquidation, dissolution or winding up, or both. We currently have no plans to issue any shares of preferred stock.
Warrants to Purchase Class A Common Stock
As of September 30, 2022, we had outstanding warrants to purchase Class A common stock as follows:

	Total Outstanding and Exercisable	Underlying Shares of Common Stock	Exercise Price per Share	Expiration Date
Historical Warrants(1)	2,422,330	2,422,330	$4.00	Various from June 22, 2023 through October 15, 2025
2022 Warrants	3,130,143	3,130,143	$3.10	June 30, 2026
(1)Excludes 312,500 warrants that were cancelled in November 2022.
As of September 30, 2022, a total of 2,422,330 warrants that were issued prior to the Company’s IPO (the “Historical Warrants”) were outstanding and exercisable (excluding 312,500 warrants that were cancelled in November 2022). In June 2022, the Company issued 3,130,143 warrants to certain lenders as part of a debt financing transaction (the “2022 Warrants”).
Historical Warrants
The Historical Warrants were issued by Ascend Wellness Holdings, LLC and entitled holders to receive historical common units. In conjunction with the Conversion, the holders received warrants to acquire an equal number of Class A common stock.
Each Historical Warrant entitles the registered holder to purchase one share of our Class A common stock at a price of $4.00 per share, subject to adjustment. Pursuant to the warrant agreement, a warrant holder may exercise its warrants only for a whole number of shares of the Class A common stock. The Historical Warrants were
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issued with an exercise period ranging from three to five years and expire at various dates ranging from June 22, 2023 through October 15, 2025, or earlier upon redemption or liquidation.
2022 Warrants
Each 2022 Warrant entitles the registered holder to purchase one share of our Class A common stock at a price of $3.10 per share, subject to adjustment under a customary anti-dilution provision. Pursuant to the warrant agreement, a warrant holder may exercise its warrants only for a whole number of shares of the Class A common stock. The Company will have the option to require warrant holders to exercise the warrants if, after the first anniversary of the issuance, the 30 day volume weighted average price of the Company’s Class A common stock exceeds $6.50 per share. The 2022 Warrants were issued with an exercise period of four years and expire on June 30, 2026, or earlier upon redemption or liquidation.
Equity Awards
As of September 30, 2022, approximately 5.9 million shares of Class A common stock remained available for issuance under the Company’s 2021 stock incentive plan (the “ 2021 Equity Incentive Plan”). Total equity-based compensation associated with equity awards issued under the 2021 Equity Incentive Plan was approximately $17.4 million during the nine months ended September 30, 2022 and approximately $18.6 million during the fiscal year ended December 31, 2021.
As of September 30, 2022, approximately 0.2 million awards remained available for future issuance under the Company’s previous equity incentive plan (the “2020 Equity Incentive Plan”) that are no longer available for issuance following stockholder approval of the 2021 Equity Incentive Plan, which occurred in May 2022. Total equity-based compensation expense associated with equity awards issued under the 2020 Equity Incentive Plan was approximately $0.2 million during the nine months ended September 30, 2022 and approximately $0.4 million during the fiscal year ended December 31, 2021.
Anti-Takeover Provisions in Our Certificate of Incorporation and Bylaws
Certain provisions of our certificate of incorporation and bylaws may have the effect of delaying, deferring or discouraging another person from attempting to acquire control of us. These provisions, which are summarized below, may discourage takeovers, coercive or otherwise. These provisions are also geared, in part, towards encouraging persons seeking to acquire control of us to negotiate first with our Board. We believe that the benefits of increased protection of our potential ability to negotiate with an unfriendly or unsolicited acquirer outweigh the disadvantages of discouraging a proposal to acquire us because negotiation of these proposals could result in an improvement of their terms.
Stockholder Action; Special Meeting of Stockholders. Pursuant to Section 228 of the DGCL, any action required to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares of our stock entitled to vote thereon were present and voted, unless our certificate of incorporation provides otherwise. Our certificate of incorporation provides that our stockholders may not take action by written consent but may only take action at annual or special meetings of our stockholders. As a result, a holder controlling a majority of our capital stock would not be able to amend our bylaws or remove directors without holding a meeting of our stockholders called in accordance with our bylaws. Our certificate of incorporation provides that special meetings of the stockholders may be called only upon a resolution approved by a majority of the total number of directors that we would have if there were no vacancies, the Chair of our Board, the Chief Executive Officer or the President. These provisions might delay the ability of our stockholders to force consideration of a proposal or for stockholders controlling a majority of our capital stock to take any action, including the removal of directors.
Advance Notice Requirements for Stockholder Proposals and Director Nominations. Our bylaws provide advance notice procedures for stockholders seeking to bring business before our annual meeting of stockholders or to nominate candidates for election as directors at our annual meeting of stockholders. Our bylaws specify certain
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requirements regarding the form and content of a stockholder’s notice. Our bylaws prohibit the conduct of any business at a special meeting other than as specified in the notice for such meeting. Our bylaws also provide that nominations of persons for election to our Board may be made at a special meeting of stockholders at which directors are to be elected pursuant to the notice of meeting (i) by or at the direction of our Board or (ii) provided that our Board has determined that directors shall be elected at such meeting, by any stockholder who (a) is a stockholder of record both at the time the notice is delivered and on the record date for the determination of stockholders entitled to vote at the special meeting, (b) is entitled to vote at the meeting and upon such election and (c) complies with the notice procedures set forth in our bylaws. These provisions might preclude our stockholders from bringing matters before our annual meeting of stockholders or from making nominations for directors at our annual meeting of stockholders if the proper procedures are not followed. We expect that these provisions may also discourage or deter a potential acquirer from conducting a solicitation of proxies to elect the acquirer’s own slate of directors or otherwise attempting to obtain control of our company.
No Cumulative Voting. The DGCL provides that stockholders are not entitled to cumulate votes in the election of directors unless a corporation’s certificate of incorporation provides otherwise. Our certificate of incorporation does not provide for cumulative voting.
Additional Authorized Shares of Capital Stock. The additional shares of authorized common stock and preferred stock available for issuance under our certificate of incorporation, could be issued at such times, under such circumstances and with such terms and conditions as to impede a change in control.
Issuance of Undesignated Preferred Stock. Our Board has the authority, without further action by our stockholders, to designate and issue shares of preferred stock with rights and preferences, including super voting, special approval, dividend or other rights or preferences on a discriminatory basis. The existence of authorized but unissued shares of undesignated preferred stock would enable our Board to render more difficult or to discourage an attempt to obtain control of us by means of a merger, tender offer, proxy contest or other means.
Business Combinations with Interested Stockholders. We have elected in our certificate of incorporation to be subject to Section 203 of the DGCL, an anti-takeover law. In general, Section 203 prohibits a publicly held Delaware corporation from engaging in a business combination, such as a merger, with an interested stockholder (i.e., a person or group owning 15% or more of the corporation’s voting capital stock) for a period of three years following the date the person became an interested stockholder, unless (with certain exceptions) the business combination or the transaction in which the person became an interested stockholder is approved in a prescribed manner. Accordingly, we are subject to any anti-takeover effects of Section 203 of the DGCL.
Dual-class Stock Structure. Our certificate of incorporation provides for a dual-class common stock structure. As a result of this structure, our founders will have significant influence over all matters requiring stockholder approval, including the election of directors, amendments to our charter documents and significant corporate transactions, such as a merger or other sale of our company or its assets. This concentrated control could discourage others from initiating any potential merger, takeover or other change of control transaction that other stockholders may view as beneficial.
Choice of Forum
Our bylaws provide that, unless we consent to the selection of an alternative forum, the Court of Chancery of the State of Delaware is the sole and exclusive forum for (i) any derivative action or proceeding brought on our behalf, (ii) any action asserting a claim of breach of fiduciary duty owed by any of our directors, officers or other employees to us or to our stockholders, (iii) any action asserting a claim arising pursuant to the Delaware General Corporation Law or our certificate of incorporation or bylaws, (iv) any action to interpret apply, enforce or determine the validity of our certificate of incorporation or bylaws, or (v) any action asserting a claim governed by the internal affairs doctrine.
This exclusive forum provision would not apply to suits brought to enforce any liability or duty created by the Securities Act or the Exchange Act of 1934, as amended (the “Exchange Act”) or any other claim for which the federal courts have exclusive jurisdiction. Our bylaws provide that, unless we consent in writing to the selection of
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an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act or the Exchange Act.
The choice of forum provisions above may limit a stockholder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with us or our directors, officers or other employees or could result in increased costs for a stockholder to bring a claim, both of which may discourage such lawsuits against us and our directors, officers and other employees. Alternatively, if a court were to find the choice of forum provision contained in our bylaws to be inapplicable or unenforceable in an action, we may incur additional costs associated with resolving such action in other jurisdictions, which could harm our business, operating results and financial condition.
Transfer Agent and Registrar
The transfer agent for our Class A common stock is Odyssey Trust Company.
Market Listing
Our Class A common stock is listed on the CSE under the symbol “AAWH.U” and quoted on the OTCQX under the symbol “AAWH.”
SELLING STOCKHOLDERS
The shares of Class A common stock being offered by the Selling Stockholders are (i) those issuable to certain Selling Stockholders upon exercise of the Debt Warrants and (ii) those issuable to certain Selling Stockholders upon exercise of the SAI Warrants. For additional information regarding the issuances of the Debt Warrants Affiliate Shares and SAI Warrants, see “Description of Transaction” above. We are registering the shares of Class A common stock in order to permit the Selling Stockholders to offer the shares for resale from time to time.
Other than the relationships described herein, to our knowledge, the Selling Stockholders are not employees or suppliers of ours or our affiliates. Within the past three years, other than the relationships described herein, the Selling Stockholders have not held a position as an officer a director of ours, nor have the Selling Stockholders had any material relationship of any kind with us or any of our affiliates. All information with respect to share ownership has been furnished by the Selling Stockholders, unless otherwise noted. The shares being offered are being registered to permit public secondary trading of such shares and the Selling Stockholders may offer all or part of the shares it owns for resale from time to time pursuant to this prospectus. The Selling Stockholders do not have any family relationships with our officers, other directors or controlling stockholders.
To the extent any of the Selling Stockholders are affiliates of broker-dealers and any participating broker-dealers are deemed to be “underwriters” within the meaning of the Securities Act, and any commissions or discounts given to any such Selling Stockholder or broker-dealer may be regarded as underwriting commissions or discounts under the Securities Act.
The term “Selling Stockholder” also includes any transferees, pledgees, donees, or other successors in interest to such Selling Stockholder named in the table below. Unless otherwise indicated, to our knowledge, the persons named in the table below have sole voting and investment power (subject to applicable community property laws) with respect to the shares of Class A common stock set forth opposite such person’s name. We will file a supplement to this prospectus (or a post-effective amendment hereto, if necessary) to name successors to any named Selling Stockholder who are able to use this prospectus to resell the shares of Class A common stock registered hereby.

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Name of Selling Stockholder	Shares of Class A Common Stock Beneficially Owned Before the Offering(1)	Shares of Class A Common Stock Offered for Resale	Shares of Class A Common Stock Beneficially Owned After Completion of the Resale(1)	% of Shares of Class A Common Stock Beneficially Owned After Completion of the Resale(1)(2)
Seventh Avenue Investments, LLC	3,437,861	1,250,000	2,187,861	1%
Mudrick Stressed Credit Master Fund LP	268,913	268,913	—	—%
Mercer QIF Fund PLC	247,555	247,555	—	—%
Boston Patriot Newbury St. LLC	354,810	354,810	—	—%
Contrarian Funds LLC	968,085	968,085	—	—%
Millstreet Credit Fund	8,704,848	1,290,780	7,414,068	4%
(1)Beneficial ownership is determined in accordance with SEC rules and generally includes voting or investment power with respect to securities. Shares of Class A common stock subject to warrants currently exercisable, or exercisable within 60 days of November 21, 2022, are counted as outstanding for computing the percentage of the Selling Stockholder holding such warrants but are not counted as outstanding for computing the percentage of any other Selling Stockholder.
(2)Assumes all of the shares of Class A common stock offered are sold. Percentage ownership is based on 188,498,706 shares of Class A common stock issued and outstanding on September 30, 2022.
Material Relationships with the Selling Stockholders
Each of the Selling Stockholders have not had any material relationships with us or our affiliates within the past three years except for the ownership of the securities described herein.
PLAN OF DISTRIBUTION
Each Selling Stockholder of the securities and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their securities covered hereby on the principal trading market or any other stock exchange, market or trading facility on which the securities are traded or in private transactions. These sales may be at fixed or negotiated prices. A Selling Stockholder may use any one or more of the following methods when selling securities:
•ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;
•block trades in which the broker-dealer will attempt to sell the securities as agent but may position and resell a portion of the block as principal to facilitate the transaction;
•purchases by a broker-dealer as principal and resale by the broker-dealer for its account;
•an exchange distribution in accordance with the rules of the applicable exchange;
•privately negotiated transactions;
•settlement of short sales;
•in transactions through broker-dealers that agree with the Selling Stockholders to sell a specified number of such securities at a stipulated price per security;
•through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;
•a combination of any such methods of sale; or
•any other method permitted pursuant to applicable law.
The Selling Stockholders may also sell securities under Rule 144 or any other exemption from registration under the Securities Act, if available, rather than under this prospectus.
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Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of our Class A common stock, from the purchaser) in amounts to be negotiated, but, except as set forth in a supplement to this prospectus, in the case of an agency transaction not in excess of a customary brokerage commission in compliance with Financial Industry Regulatory Authority, or FINRA, Rule 5110; and in the case of a principal transaction a markup or markdown in compliance with FINRA Rule 2121.
In connection with the sale of the securities or interests therein, the Selling Stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the securities in the course of hedging the positions they assume. The Selling Stockholders may also sell securities short and deliver these securities to close out their short positions, or loan or pledge the securities to broker-dealers that in turn may sell these securities. The Selling Stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or create one or more derivative securities which require the delivery to such broker-dealer or other financial institution of securities offered by this prospectus, which securities such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).
The Selling Stockholders and any broker-dealers or agents that are involved in selling the securities may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the securities purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Each Selling Stockholder has informed us that it does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the securities.
LEGAL MATTERS
The validity of the securities offered by this prospectus will be passed upon by Dorsey & Whitney LLP.
EXPERTS
The consolidated balance sheet of Ascend Wellness Holdings, Inc. as of December 31, 2021, the related consolidated statement of operations, stockholders’ equity and cash flows for the year ended December 31, 2021, and the related notes incorporated by reference in this prospectus and in the registration statement of which this prospectus forms a part have been so incorporated in reliance on the report of Macias Gini & O’Connell LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
The consolidated balance sheet of Ascend Wellness Holdings, LLC as of December 31, 2020, the related consolidated statement of operations, members’ equity and cash flows for the two years in the period ended December 31, 2020, and the related notes incorporated by reference in this prospectus and in the registration statement of which this prospectus forms a part have been so incorporated in reliance on the report of Marcum LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
WHERE YOU CAN FIND MORE INFORMATION
We file annual, quarterly and other reports, proxy statements and other information with the SEC. Our SEC filings are available to the public over the Internet at the SEC’s website at http://www.sec.gov. Our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, including any amendments to those reports, and other information that we file with or furnish to the SEC pursuant to Section 13(a) or 15(d) of the Exchange Act can also be accessed free of charge through the Internet. These filings will be available as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC.
We have filed with the SEC a registration statement under the Securities Act relating to the offering of these securities. The registration statement, including the attached exhibits, contains additional relevant information about us and our securities. This prospectus does not contain all of the information set forth in the registration statement.
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You can obtain a copy of the registration statement, at prescribed rates, from the SEC at the address listed above. The registration statement and the documents referred to below under “Information Incorporated by Reference” are also available on our Internet website, www.awholdings.com. We have not incorporated by reference into this prospectus the information on our website, and you should not consider it to be a part of this prospectus.
INFORMATION INCORPORATED BY REFERENCE
The SEC allows us to incorporate by reference into this prospectus certain information we file with it, which means that we can disclose important information by referring you to those documents. The information incorporated by reference is considered to be a part of this prospectus, and information that we file later with the SEC will automatically update and supersede information contained in this prospectus and any accompanying prospectus supplement. We incorporate by reference the documents listed below that we have previously filed with the SEC (excluding any portions of any Form 8-K that are not deemed “filed” pursuant to the General Instructions of Form 8-K):
•our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC on March 11, 2022;
•our Definitive Proxy Statement on Schedule 14A, filed with the SEC on March 28, 2022;
•our Quarterly Reports on Form 10-Q, for the quarterly period ended March 31, 2022, filed with the SEC on May 12, 2022, for the quarterly period ended June 30, 2022, filed with the SEC on August 15, 2022, and for the quarterly period ended September 30, 2022, filed with the SEC on November 14, 2022; and
•our Current Reports on Form 8-K filed with the SEC on January 4, 2022, January 6, 2022, February 16, 2022, March 8, 2022, April 25, 2022, May 11, 2022, May 11, 2022, May 11, 2022, May 24, 2022, July 5, 2022, August 15, 2022, August 16, 2022, September 15, 2022, September 28, 2022, October 4, 2022, and November 10, 2022.
We also incorporate by reference any future filings (other than Current Reports furnished under Items 2.02 or 7.01 of Form 8-K and exhibits filed on such form that are related to such items unless such Form 8-K expressly provides to the contrary) made with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of the initial registration statement of which this prospectus forms a part until we sell all of the securities we are offering or the termination of the offering, excluding, in each case, information deemed furnished and not filed.
Any statement contained in this prospectus, or in a document incorporated or deemed to be incorporated by reference herein, shall be deemed to be modified or superseded to the extent that a statement contained herein, or in any subsequently filed document that also is incorporated or deemed to be incorporated by reference herein, modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this prospectus.
We will provide to each person, including any beneficial owner, to whom this prospectus is delivered, upon written or oral request, at no cost to the requester, a copy of any and all of the information that is incorporated by reference in this prospectus.
Requests for such documents should be directed to:
Ascend Wellness Holdings, Inc.
1411 Broadway, 16th Floor
New York, NY 10018
(646) 661-7600
Attention: Daniel Neville
You may also access the documents incorporated by reference in this prospectus through our website at www.awholdings.com. Except for the specific incorporated documents listed above, no information available on or through our website shall be deemed to be incorporated in this prospectus or the registration statement of which it forms a part.
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4,380,143 Shares of Class A Common Stock
Ascend Wellness Holdings, Inc.

PROSPECTUS
, 2022

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Part II
Information Not Required in Prospectus
Item 14. Other Expenses of Issuance and Distribution
The following table sets forth the estimated costs and expenses (other than the actual registration fee), other than underwriting discounts and commissions, payable by the Registrant in connection with the sale of the securities being registered

Securities and Exchange Commission registration fee		$12,068
Accounting fees and expenses		*
Legal fees and expenses		*
Transfer agent fees and expenses		*
Printing and miscellaneous expenses		*
Total	$	*
*    These fees are calculated based on the number of issuances and amount of securities offered and accordingly cannot be estimated at this time. An estimate of the aggregate amount of these expenses will be reflected in the applicable prospectus supplement.
Item 15. Indemnification of Directors and Officers
Section 102 of the General Corporation Law of the State of Delaware permits a corporation to eliminate the personal liability of directors of a corporation to the corporation or its stockholders for monetary damages for a breach of fiduciary duty as a director, except where the director breached his or her duty of loyalty, failed to act in good faith, engaged in intentional misconduct or knowingly violated a law, authorized the payment of a dividend or approved a stock repurchase in violation of Delaware corporate law or obtained an improper personal benefit. Our certificate of incorporation provides that none of our directors shall be personally liable to us or to our stockholders for monetary damages for any breach of fiduciary duty as a director, notwithstanding any provision of law imposing such liability, except to the extent that the General Corporation Law of the State of Delaware prohibits the elimination or limitation of liability of directors for breaches of fiduciary duty.
Section 145 of the General Corporation Law of the State of Delaware provides that a corporation has the power to indemnify a director, officer, employee or agent of the corporation, or a person serving at the request of the corporation for another corporation, partnership, joint venture, trust or other enterprise in related capacities, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with an action, suit or proceeding to which he or she was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by reason of such position, if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, in any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful, except that, in the case of actions brought by or in the right of the corporation, no indemnification shall be made with respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or other adjudicating court determines that, despite the adjudication of liability but in view of all of the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.
Our certificate of incorporation and bylaws provide indemnification for our directors and officers to the fullest extent permitted by the General Corporation Law of the State of Delaware, subject to certain limited exceptions. We will indemnify each person who was or is a party or threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of us) by reason of the fact that he or she is or was, or has agreed to become, a director or officer, or is or was serving, or has agreed to serve, at our request as a director, officer, partner, employee or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise (all such persons being referred to as an “Indemnitee”), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with such action, suit or proceeding and any appeal therefrom, if such Indemnitee acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, our best interests, and, with respect to any criminal action or proceeding, he or she had no reasonable cause to believe his or her conduct was unlawful. Our certificate of incorporation and bylaws provide that we will indemnify any Indemnitee who was or is a party to an action or suit by or in the right of us to procure a judgment in our favor by reason of the fact that the Indemnitee is or was, or has agreed to become, a director or officer, or is or was serving, or has agreed to serve, at our request as a director, officer, partner, employee or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys' fees) and, to the extent permitted by law, amounts paid in settlement actually and reasonably incurred in connection with such action, suit or proceeding, and any appeal therefrom, if the Indemnitee acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, our best interests, except that no indemnification shall be made with respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to us, unless a court determines that, despite such adjudication but in view of all of the circumstances, he or she is entitled to indemnification of such expenses. Notwithstanding the foregoing, to the extent that any Indemnitee has been successful, on the merits or otherwise, he or she will be indemnified by us against all expenses (including attorneys’ fees) actually and reasonably incurred in connection therewith. Expenses must be advanced to an Indemnitee under certain circumstances.
We have entered into indemnification agreements with each of our executive officers and directors. The indemnification agreements provide the executive officers and directors with contractual rights to indemnification, and expense advancement and reimbursement, to the fullest extent permitted under the laws of the State of Delaware in effect from time to time, subject to certain exceptions contained in those agreements.
We maintain a general liability insurance policy that covers certain liabilities of directors and officers of our corporation arising out of claims based on acts or omissions in their capacities as directors or officers.

Item 16. Exhibits

Incorporated by Reference
Exhibit Number	Exhibit Description	Form	File No.	Exhibit	Filing Date
1.1**	Form of Underwriting Agreement
4.1†	Ascend Wellness Holdings, Inc. 2021 Stock Incentive Plan	S-8	333-257780	4.2	July 9, 2021
4.2†	Ascend Wellness Holdings, Inc. 2021 Employee Stock Purchase Plan	S-8	333-257780	4.3	July 9, 2021
4.3	Specimen Stock Certificate evidencing the shares of common stock	S-1	333-254800	4.1	April 15, 2021
4.4	Form of Registration Rights Agreement	S-1	333-254800	4.2	April 23, 2021
4.5*	Form of Indenture
4.6**	Form of Debt Security
4.7**	Form of Warrant
4.8**	Form of Warrant Agreement
4.9**	Form of Subscription Agreement
4.10**	Form of Subscription Right Agreement
4.11**	Form of Unit
4.12	Form of Warrant Agreement between Ascend Wellness Holdings Inc. and each of the several lenders, dated June 30, 2022	10-Q	333-254800	4.5	August 15, 2022
5.1*	Opinion of Dorsey & Whitney LLP
23.1*	Consent of Independent Registered Accounting Firm (Macias Gini & O’Connell LLP)
23.2*	Consent of Independent Registered Accounting Firm (Marcum LLP)
23.3*	Consent of Dorsey & Whitney LLP (included in Exhibit 5.1)
24.1*	Power of Attorney (included on the signature page to this registration statement on Form S-3)
25.1**	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended
99.1*	Base Shelf Prospectus used in connection with the offering of securities in Canada pursuant to the multi-jurisdictional disclosure system
107*	Filing Fee Table
* Filed herewith.
**    To be filed by amendment or incorporated by reference in connection with the offering of the securities.
†     Indicates management contract or compensatory plan, contract, or arrangement.

Item 17. Undertakings
(a)The undersigned Registrant hereby undertakes:
(1)To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:
(i)To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;
(ii)To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and
(iii)To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;
provided, however, that paragraphs (a)(1)(i), (ii), and (iii) of this section do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the SEC by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.
(2)That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
(3)To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.
(4)That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:
(i)Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and
(ii)Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5) or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by Section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to the effective date; or
(5)That, for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer and sell such securities to such purchaser:
(i)Any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424;
(ii)Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;
(iii)The portion of any other free writing prospectus relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and
(iv)Any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.
(b)The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
(c)Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding), is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.
(d)The undersigned Registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act in accordance with the rules and regulations prescribed by the SEC under Section 305(b)(2) of the Trust Indenture Act.
(e)The undersigned Registrant hereby undertakes that:
(i)for purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or (4) or

497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective.
(ii)For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

Signatures
Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of New York, New York on November 22, 2022.

By:	/s/ Daniel Neville
Name:	Daniel Neville
Title:	Interim Co-Chief Executive Officer and Chief Financial Officer

Power of Attorney
KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Abner Kurtin and Daniel Neville, and each of them singly, as such person’s true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person’s name, place and stead, in any and all capacities, to sign any or all amendments (including, without limitation, post-effective amendments) to this registration statement (or any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933), and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Abner Kurtin
Abner Kurtin	Executive Chairman and Director	November 22, 2022

/s/ Daniel Neville
Daniel Neville	Interim Co-Chief Executive Officer (Co-Principal Executive Officer) and Chief Financial Officer (Principal Financial Officer)	November 22, 2022

/s/ Francis Perullo
Francis Perullo	Interim Co-Chief Executive Officer (Co-Principal Executive Officer), President, and Director	November 22, 2022

/s/ Roman Nemchenko
Roman Nemchenko	Executive Vice President, Chief Accounting Officer (Principal Accounting Officer)	November 22, 2022

/s/ Scott Swid
Scott Swid	Director	November 22, 2022

/s/ Emily Paxhia
Emily Paxhia	Director	November 22, 2022